File No. 811-5017
File No. 33-11466

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

Post-Effective Amendment No. 46

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940 X

Amendment No. 46

W&R TARGET FUNDS, INC.

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (913) 236-2000

Kristen A. Richards, 6300 Lamar Avenue, Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

_____	immediately upon filing pursuant to paragraph (b)
__X__	on May 1, 2008 pursuant to paragraph (b)
_____	60 days after filing pursuant to paragraph (a)(1)
_____	on (date) pursuant to paragraph (a)(1)
_____	75 days after filing pursuant to paragraph (a)(2)
_____	on (date) pursuant to paragraph (a)(2) of Rule 485
_____	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

         The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended December 31, 2007 was filed on March 28, 2008.

W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000
888-WADDELL

May 1, 2008

PROSPECTUS

W&R Target Funds, Inc. (Corporation) is a management investment company, commonly known as a mutual fund, that has twenty-five separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies.

Domestic Equity Portfolios

Core Equity Portfolio seeks capital growth and income.

Dividend Income Portfolio seeks to provide income and long-term capital growth.

Growth Portfolio seeks capital growth, with current income as a secondary objective.

Micro Cap Growth Portfolio seeks long-term capital appreciation.

Mid Cap Growth Portfolio seeks to provide growth of your investment.

Small Cap Growth Portfolio seeks growth of capital.

Small Cap Value Portfolio seeks long-term accumulation of capital.

Value Portfolio seeks long-term capital appreciation.

Fixed Income Portfolios

Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.

High Income Portfolio seeks, as its primary objective, a high level of current income. As a secondary objective, the Portfolio seeks capital growth when consistent with its primary objective.

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Global/International Portfolios

International Growth Portfolio seeks, as a primary objective, long-term appreciation of capital. As a secondary objective, the Portfolio seeks current income.

International Value Portfolio seeks long-term capital growth.

Specialty Portfolios

Asset Strategy Portfolio seeks high total return over the long term.

Balanced Portfolio seeks, as a primary objective, to provide current income to the extent that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio's investment manager, market and economic conditions permit. As a secondary objective, the Portfolio seeks long-term appreciation of capital.

Energy Portfolio seeks to provide long-term capital appreciation.

Global Natural Resources Portfolio seeks to provide long-term growth. Any income realized will be incidental.

Real Estate Securities Portfolio seeks total return through a combination of capital appreciation and current income.

Science and Technology Portfolio seeks long-term capital growth.

Money Market Portfolios

Money Market Portfolio seeks maximum current income consistent with stability of principal.

W&R Target Pathfinder Portfolios

W&R Target Pathfinder Aggressive Portfolio seeks maximum growth of capital consistent with a more aggressive level of risk as compared to the other W&R Target Pathfinder Portfolios.

W&R Target Pathfinder Moderately Aggressive Portfolio seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other W&R Target Pathfinder Portfolios.

W&R Target Pathfinder Moderate Portfolio seeks a high level of total return consistent with a moderate level of risk as compared to the other W&R Target Pathfinder Portfolios.

W&R Target Pathfinder Moderately Conservative Portfolio seeks a high level of total return consistent with a moderately conservative level of risk.

W&R Target Pathfinder Conservative Portfolio seeks a high level of total return consistent with a conservative level of risk as compared to the other W&R Target Pathfinder Portfolios.

This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the Prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

__________________________________________________________________________________

Fund Summaries
Domestic Equity Portfolios
Fixed Income Portfolios
Global/International Portfolios
Specialty Portfolios
Money Market Portfolios
W&R Target Pathfinder Portfolios
More about the Portfolios
Additional Information about Principal Investment Strategies,
Other Investments and Risks
Fund of Fund Risks
Additional Investment Considerations
Defining Risks
The Management of the Portfolios
Buying and Selling Portfolio Shares
Distributions and Taxes
Financial Highlights
Appendix A: Hypothetical Investment and Expense Information

FUND SUMMARIES

GENERAL INFORMATION

The following sections are the Fund Summaries - one for each of the twenty-five Portfolios. Each Fund Summary provides specific information about each respective Portfolio, including information regarding the Portfolio's investment objective, principal strategies, principal risks, performance and fees. Each Portfolio's investment objective(s) can be changed by the Corporation's Board of Directors without shareholder approval. You can use these Fund Summaries to compare the Portfolios with other mutual funds. More detailed information about the risks and investment techniques of the Portfolios can be found in "More about the Portfolios." "You" and "your" refer to both direct shareholders (the Participating Insurance Companies' separate accounts (Variable Accounts) that invest assets on behalf of their contract holders) and contract holders who invest in the Portfolios indirectly through their Policies (Policyowners).

The Fund Summaries contain a discussion of the principal risks of investing in each Portfolio. As with any mutual fund, there can be no guarantee that a Portfolio will meet its objective(s) or that a Portfolio's performance will be positive for any period of time.

DOMESTIC EQUITY PORTFOLIOS

____________________________________________________________________________________

CORE EQUITY PORTFOLIO

OBJECTIVES

Core Equity Portfolio seeks capital growth and income.

PRINCIPAL STRATEGIES

Core Equity Portfolio seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap domestic and foreign companies with dominant market positions in their industries. Large cap companies are typically companies with market capitalizations of at least $8 billion. The Portfolio invests in securities that have the potential for capital appreciation, or that WRIMCO, the Portfolio's investment manager, expects to resist market decline. Although the Portfolio typically invests in large companies, it may invest in securities of any size company. The Portfolio may also invest up to 20% of its net assets in foreign securities.

WRIMCO utilizes both a top-down (access the market environment) and a bottom-up (research individual issuers) analysis in its selection process. It attempts to select securities with growth and income possibilities by looking at many factors including the company's:

  projected long-term earnings power compared to market expectations over a multi-year horizon competitive position in the global economy
  history of improving sales and profits
  management strength
  leadership position in its industry
  stock price value
  dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments or has performed below WRIMCO's expectations regarding its long-term earnings potential. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Core Equity Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Core Equity Portfolio may be appropriate for investors who seek capital growth and income. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Core Equity Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	21.14%
1999	12.52%
2000	9.28%
2001	-14.91%
2002	-21.63%
2003	17.27%
2004	9.57%
2005	9.01%
2006	16.99%
2007	14.03%

In the period shown in the chart, the highest quarterly return was 14.53% (the first quarter of 1998) and the lowest quarterly return was -16.39% (the third quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Core Equity
Portfolio	14.03%	13.32%	6.38%
S&P 500 Index[1]	5.50%	12.84%	5.91%
Lipper Variable Annuity Large-Cap
Core Funds Universe Average[2]	5.77%	12.18%	5.06%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to those of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Core Equity Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.01%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.65% and the Total Annual Portfolio Operating Expenses would have been 0.96%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

____________________________________________________________________________________

DIVIDEND INCOME PORTFOLIO

OBJECTIVES

Dividend Income Portfolio seeks to provide income and long-term capital growth.

PRINCIPAL STRATEGIES

Dividend Income Portfolio seeks to achieve its objectives by investing primarily in dividend-paying common stocks that WRIMCO, the Portfolio's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Under normal market conditions, the Portfolio invests at least 80% of its net assets in dividend-paying equity securities of domestic and, to a lesser extent, foreign companies which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. Although the Portfolio invests primarily in large cap companies (typically, companies with capitalizations of at least $8 billion), it may invest in companies of any size.

The Portfolio may focus on companies:

  with high dividend yields that are, in the opinion of WRIMCO, relatively safe with above-average market yield that WRIMCO expects will continue to grow their dividend that pay a small dividend, but could grow their dividend over the next few years that pay no dividend, but may initiate a dividend

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Dividend Income Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Dividend Income Portfolio may be appropriate for investors seeking income and long-term capital growth through a portfolio of primarily dividend-paying common stocks. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Dividend Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns for each full calendar year since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2004	9.96%
2005	13.03%
2006	15.91%
2007	16.72%

In the period shown in the chart, the highest quarterly return was 9.28% (the fourth quarter of 2004) and the lowest quarterly return was -- 0.13% (the third quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

		Life of
	1 Year	Portfolio*
Shares of Dividend Income
Portfolio (began on 12-30-03)	16.72%	13.86%
Russell 1000® Index[1]	5.78%	9.66%
Lipper Variable Annuity Equity Income
Funds Universe Average[2]	2.68%	10.13%

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from December 31, 2003.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to those of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Dividend Income Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.04%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

____________________________________________________________________________________

GROWTH PORTFOLIO

OBJECTIVES

Growth Portfolio seeks capital growth, with current income as a secondary objective.

PRINCIPAL STRATEGIES

Growth Portfolio seeks to achieve its primary objective by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large to medium sized domestic and, to a lesser extent, foreign companies that WRIMCO, the Portfolio's investment manager, believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Portfolio's investments to be in large-cap companies (typically, companies with market capitalizations of at least $8 billion), the Portfolio may invest in companies of any size.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the Portfolio and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors:

  the company's market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings the quality of management
  the short-term and long-term outlook for the industry
  changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. WRIMCO may select a security when it anticipates a development or identifies a catalyst that might have an effect on the value of the security.

In general, WRIMCO may sell a security when, in WRIMCO's opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO may also sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Growth Portfolio may be appropriate for investors seeking long-term investment growth. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	27.31%
1999	34.35%
2000	1.41%
2001	-14.34%
2002	-21.30%
2003	23.06%
2004	3.31%
2005	11.23%
2006	5.04%
2007	25.81%

In the period shown in the chart, the highest quarterly return was 22.48% (the fourth quarter of 1999) and the lowest quarterly return was -16.54% (the third quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Growth Portfolio	25.81%	13.32%	8.13%
Russell 1000® Growth Index[1]	11.82%	12.11%	3.84%
Lipper Variable Annuity Large-Cap
Growth Funds Universe Average[2]	12.78%	12.34%	5.22%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.99%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.67% and the Total Annual Portfolio Operating Expenses would have been 0.97%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

____________________________________________________________________________________

MICRO CAP GROWTH PORTFOLIO

OBJECTIVE

Micro Cap Growth Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Micro Cap Growth Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of domestic and, to a lesser extent, foreign micro cap companies. Micro cap companies are typically companies with market capitalizations below $1 billion. The Portfolio primarily invests in common stock but may also invest in preferred stock and securities convertible into equity securities.

In selecting equity securities for the Portfolio, Wall Street Associates (WSA), the Portfolio's investment subadvisor, utilizes a bottom-up stock selection process and seeks to invest in securities of companies that it believes show sustainable earnings growth potential, fundamental strength, management vision and improving profitability.

Generally, in determining whether to sell a security, WSA uses the same type of analysis that it uses in buying securities. For example, WSA may sell a security if it determines that the issuer's growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, when more attractive investment opportunities arise, when WSA believes a company's valuation has become unattractive relative to industry leaders and industry-specific metrics, to reduce the Portfolio's holding in that security or its exposure to a particular sector, or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Micro Cap Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected potentially greater price volatility of the equity securities of micro cap companies held by the Portfolio the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries the impact of the Portfolio's investments in initial public offerings (IPOs)
  WSA's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small-sized companies may be greater than that for medium or large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, as well as stocks of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

Due to the nature of the Portfolio's permitted investments, primarily stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Portfolio may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Portfolio's holdings in a single asset class such as micro cap securities may cause the Portfolio to experience more volatility than a fund with greater diversification.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Micro Cap Growth Portfolio may be appropriate for investors seeking long-term capital appreciation from investments in faster-growing, potentially more volatile companies. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in Micro Cap Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to September 22, 2003, the performance shown below is the performance of the Advantus Micro-Cap Growth Portfolio which was reorganized as the W&R Target Micro Cap Growth Portfolio on September 22, 2003. The Portfolio would have had substantially similar annual returns and would have differed only to the extent that the Portfolio had different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the W&R Target Micro Cap Growth Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	13.44%
1999	148.76%
2000	-21.05%
2001	-11.33%
2002	-43.64%
2003	54.41%
2004	10.05%
2005	20.87%
2006	12.26%
2007	6.49%

In the period shown in the chart, the highest quarterly return was 82.84% (the fourth quarter of 1999) and the lowest quarterly return was -34.64% (the third quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Micro Cap Growth
Portfolio	6.49%	19.68%	10.58%
Russell 2000® Growth Index[1]	7.01%	16.48%	4.33%
Lipper Variable Annuity Small-Cap
Growth Funds Universe Average[2]	9.06%	15.62%	6.71%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Micro Cap Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.32%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$418	$723	$1,590

____________________________________________________________________________________

MID CAP GROWTH PORTFOLIO

OBJECTIVE

Mid Cap Growth Portfolio seeks to provide growth of your investment.

PRINCIPAL STRATEGIES

Mid Cap Growth Portfolio seeks to achieve its objective by investing primarily in common stocks of domestic and, to a lesser extent, foreign mid cap companies that WRIMCO, the Portfolio's investment manager, believes offer above-average growth potential. Under normal market conditions, the Portfolio invests at least 80% of its net assets in the securities of mid-cap companies, which are typically companies with market capitalizations that range between $1 billion and $18 billion.

In selecting securities for the Portfolio, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth stable and consistent revenue, earnings and cash flow
  market potential
  profit potential

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Mid Cap Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the potential volatility of the equity securities of small to mid cap companies held by the Portfolio the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Investing a majority of the Portfolio's holdings in a single asset class such as mid cap securities may cause the Portfolio to experience more volatility than a fund invested with greater diversification.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Mid Cap Growth Portfolio may be appropriate for investors who are willing to accept greater risks than are present with many other mutual funds. This Portfolio may not be suitable for all investors. The Portfolio is not intended for investors who desire assured income and conservation of capital. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Mid Cap Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns for each full calendar year since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2006	8.56%
2007	12.62%

In the period shown in the chart, the highest quarterly return was 7.48% (the first quarter of 2006) and the lowest quarterly return was -4.71% (the second quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

		Life of
	1 Year	Portfolio*
Shares of Mid Cap Growth
Portfolio (began on 4-28-05)	12.62%	15.86%
Russell Mid-Cap Growth Index[1]	11.43%	15.35%
Lipper Variable Annuity Mid-Cap Growth
Funds Universe Average[2]	16.48%	16.76%

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from April 30, 2005.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Mid Cap Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	1.24%[2]

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.83% and the Total Annual Portfolio Operating Expenses would have been 1.22%.

2This amount differs from that shown in Financial Highlights due to rounding.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

____________________________________________________________________________________

SMALL CAP GROWTH PORTFOLIO

OBJECTIVE

Small Cap Growth Portfolio seeks growth of capital.

PRINCIPAL STRATEGIES

Small Cap Growth Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. The Portfolio emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting securities for the Portfolio, WRIMCO, the Portfolio's investment manager, utilizes a bottom-up stock picking process, focusing on companies it believes have long-term growth potential coupled with superior financial characteristics, and are, therefore, often of a higher quality than many other small cap companies. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative, yet strong, management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales/positive cash flows
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Small Cap Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the potential volatility of the equity securities of small to mid cap companies held by the Portfolio the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Due to the nature of the Portfolio's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Portfolio may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Portfolio's holdings in a single asset class such as small cap equities may cause the Portfolio to experience more volatility than a fund invested with greater diversification among asset classes.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Small Cap Growth Portfolio may be appropriate for investors willing to accept greater risks than are present with many other mutual funds. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	10.87%
1999	52.23%
2000	-12.35%
2001	-1.93%
2002	-21.79%
2003	35.77%
2004	14.29%
2005	12.88%
2006	5.05%
2007	13.52%

In the period shown in the chart, the highest quarterly return was 38.46% (the fourth quarter of 1999) and the lowest quarterly return was -21.73% (the third quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Small Cap Growth
Portfolio	13.52%	15.87%	9.01%
Russell 2000® Growth Index[1]	7.01%	16.48%	4.33%
Lipper Variable Annuity Small-Cap
Growth Funds Universe Average[2]	9.06%	15.62%	6.71%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.16%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.83% and the Total Annual Portfolio Operating Expenses would have been 1.14%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

____________________________________________________________________________________

SMALL CAP VALUE PORTFOLIO

OBJECTIVE

Small Cap Value Portfolio seeks long-term accumulation of capital.

PRINCIPAL STRATEGIES

Small Cap Value Portfolio seeks to achieve its objective by investing primarily in various types of equity securities of small cap companies. Under normal market conditions, at least 80% of the Portfolio's net assets will be invested, at the time of purchase, in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. These equity securities will consist primarily of common stocks, some of which may be offered in IPOs.

In selecting securities for the Portfolio, WRIMCO, the Portfolio's investment manager, emphasizes a bottom-up approach that focuses on securities which, in WRIMCO's opinion, have favorable prospects but low to moderate expectations implicit in the stock price. WRIMCO may look at a number of factors in its consideration of a security, such as:

  the "intrinsic value" of the company in comparison to its stock price historical and projected financial performance
  free cash flow generation
  industry characteristics and potential
  competitive strategy
  management history

"Intrinsic value" is the perceived realizable market value, determined through WRIMCO's analysis of a company's financial statements and an estimate of the present value of future cash flows.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including realized valuation, deterioration in fundamentals, change in management or strategy, macro factors, or loss-limit strategies. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Small Cap Value Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the potential volatility of the equity securities of small to mid cap companies held by the Portfolio the value of a security believed by WRIMCO to be undervalued may never reach what WRIMCO believes is its full value, or such security's value may decrease the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Due to the nature of the Portfolio's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Portfolio may be subject to the following additional risks:

  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Portfolio's holdings in a single asset class such as small cap equities may cause the Portfolio to experience more volatility than a fund invested with greater diversification among asset classes.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Small Cap Value Portfolio may be appropriate for investors seeking long-term accumulation of capital who are willing to accept greater risks than are present with other mutual funds. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in Small Cap Value Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to September 22, 2003, the performance shown below is the performance of the Advantus Small Company Value Portfolio which was reorganized as the W&R Target Small Cap Value Portfolio on September 22, 2003. The Portfolio would have had substantially similar annual returns and would have differed only to the extent that the Portfolio had different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the W&R Target Small Cap Value Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

State Street Research & Management served as the investment subadvisor to Small Cap Value Portfolio until January 31, 2005, when BlackRock Financial Management, Inc. became the Portfolio's investment subadvisor. From January 20, 2006 to March 24, 2008, BlackRock Capital Management, Inc., an affiliate of BlackRock Financial Management, Inc., served as the Portfolio's investment subadvisor. On March 24, 2008, WRIMCO, the Portfolio's investment manager, assumed direct investment management responsibilities for the Portfolio.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	-6.75%
1999	-3.07%
2000	28.00%
2001	15.58%
2002	-19.98%
2003	49.48%
2004	15.02%
2005	4.15%
2006	16.84%
2007	-4.13%

In the period shown in the chart, the highest quarterly return was 22.17% (the second quarter of 2003) and the lowest quarterly return was -27.13% (the third quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Small Cap Value
Portfolio	-4.13%	14.94%	7.94%
Russell 2000® Value Index[1]	-9.81%	15.79%	9.09%
Lipper Variable Annuity Small-Cap
Value Funds Universe Average[2]	-6.61%	15.74%	8.55%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Value Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.18%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

____________________________________________________________________________________

VALUE PORTFOLIO

OBJECTIVE

Value Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Value Portfolio seeks to achieve its objective by investing in the common stocks of primarily large-cap, under-valued domestic and, to a lesser extent, foreign companies. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, the Portfolio's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio generally invests in large-cap companies (typically, companies with market capitalizations of at least $8 billion), it may invest in securities of any size company. The Portfolio seeks to be diversified across economic sectors in an effort to manage risk.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. In general, in selecting securities for the Portfolio, WRIMCO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

WRIMCO will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Value Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the value of a security believed by WRIMCO to be undervalued may never reach what WRIMCO believes is its full value, or such security's value may decrease the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Value Portfolio may be appropriate for investors who seek long-term capital appreciation. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Value Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns for each full calendar year since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2002	-12.70%
2003	25.11%
2004	14.70%
2005	4.42%
2006	16.88%
2007	1.90%

In the period shown in the chart, the highest quarterly return was 12.95% (the fourth quarter of 2003) and the lowest quarterly return was -12.95% (the third quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

			Life of
	1 Year	5 Years	Portfolio*
Shares of Value
Portfolio (began on 05-01-2001)	1.90%	12.28%	7.20%
Russell 1000® Value Index[1]	-0.17%	14.62%	7.28%
Lipper Variable Annuity Large-Cap
Value Funds Universe Average[2]	1.69%	12.95%	5.81%

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from April 30, 2001.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Value Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.02%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.69% and the Total Annual Portfolio Operating Expenses would have been 1.01%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

FIXED INCOME PORTFOLIOS

____________________________________________________________________________________

BOND PORTFOLIO

OBJECTIVE

Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.

PRINCIPAL STRATEGIES

Bond Portfolio seeks to achieve its objective by investing primarily in domestic and, to a lesser extent, foreign debt securities usually of investment grade, including bonds rated BBB and higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), or Baa and higher by Moody's Investors Service, Inc. (Moody's) or, if unrated, deemed by WRIMCO, the Portfolio's investment manager, to be of comparable quality. During normal market conditions, the Portfolio invests at least 80% of its net assets in bonds, including corporate bonds and U.S. government securities, and mortgage-backed and other asset-backed securities. The Portfolio has no limitations regarding the maturity, duration or dollar-weighted average of its holdings. The Portfolio may invest in debt securities with varying maturities and can invest in securities of companies of any size.

In selecting debt securities for the Portfolio, WRIMCO utilizes a top-down viewpoint at the outset by looking at broad economic and financial trends in an effort to anticipate their impact on the bond market and then considers yield and relative safety of a security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Bond Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  an issuer of a debt security or other fixed-income obligation may not make payments on the security or obligation when due an increase in interest rates, which may cause the value of the Portfolio's securities, especially bonds with longer maturities, to decline rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Portfolio, resulting in the Portfolio reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Portfolio's investment income the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds changes in the maturities of bonds owned by the Portfolio
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Certain U.S. government securities in which the Portfolio may invest, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Bond Portfolio may be appropriate for investors who primarily seek current income while also seeking to preserve investment principal. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	7.35%
1999	-1.44%
2000	9.83%
2001	7.47%
2002	8.98%
2003	4.18%
2004	3.88%
2005	1.61%
2006	4.24%
2007	5.67%

In the period shown in the chart, the highest quarterly return was 4.97% (the third quarter of 1997) and the lowest quarterly return was -- 2.45% (the second quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Bond Portfolio	5.67%	3.91%	5.13%
Citigroup Broad
Investment Grade Index[1]	7.22%	4.55%	6.03%
Lipper Variable Annuity Corporate Debt
Funds A Rated Universe Average[2]	5.20%	4.18%	5.35%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Bond Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.85%[2]

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.49% and the Total Annual Portfolio Operating Expenses would have been 0.81%.

2This amount differs from that shown in Financial Highlights due to rounding.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

____________________________________________________________________________________

HIGH INCOME PORTFOLIO

OBJECTIVES

High Income Portfolio seeks, as its primary objective, a high level of current income. As a secondary objective, the Portfolio seeks capital growth when consistent with its primary objective.

PRINCIPAL STRATEGIES

High Income Portfolio seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic and, to a lesser extent, foreign issuers, the risks of which are, in the judgment of WRIMCO, the Portfolio's investment manager, consistent with the Portfolio's objectives. The Portfolio invests primarily in lower quality bonds, which include bonds rated BBB and below by S&P or Baa and below by Moody's, or if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio may invest an unlimited amount of its total assets in junk bonds, which include bonds rated BB and below by S&P or Ba or below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality; however, the Portfolio typically provides a cautious alternative within a more aggressive bond category. The Portfolio may invest in fixed-income securities of any maturity and in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Portfolio, beginning with the economic environment, interest rate trends and industry fundamentals, progressing to analysis of the company's fundamentals, including:

  financial strength
  growth of operating cash flows
  strength of management
  borrowing requirements
  improving debt-to-cash ratios
  potential to improve credit standing
  strong, defensible market position

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Portfolio should, therefore, reduce its exposure to such industry. WRIMCO may also sell a security if, in WRIMCO's opinion, the price of the security has risen to reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of High Income Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio (management risk)
  the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds the susceptibility of junk bonds to greater risks of non-payment or default, price volatility, and lack of liquidity compared to higher-rated bonds a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Portfolio, resulting in the Portfolio reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Portfolio's investment income an increase in interest rates, which may cause the value of a bond held by the Portfolio, especially bonds with longer maturities, to decline the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors and industries changes in the maturities of bonds owned by the Portfolio
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

High Income Portfolio may be appropriate for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher-rated categories and, secondarily, seek capital growth when consistent with the objective of income. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the High Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	1.95%
1999	4.22%
2000	-9.73%
2001	9.18%
2002	-2.02%
2003	19.74%
2004	9.86%
2005	2.55%
2006	10.27%
2007	3.86%

In the period shown in the chart, the highest quarterly return was 6.65% (the third quarter of 1997) and the lowest quarterly return was -6.38% (the third quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of High Income
Portfolio	3.86%	9.09%	4.71%
Citigroup High Yield Market Index[1]	1.84%	10.97%	5.68%
Lipper Variable Annuity High Current
Yield Funds Universe Average[2]	2.56%	9.62%	4.09%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to those of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of High Income Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.95%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.58% and the Total Annual Portfolio Operating Expenses would have been 0.90%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

____________________________________________________________________________________

MORTGAGE SECURITIES PORTFOLIO

OBJECTIVE

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

PRINCIPAL STRATEGIES

Mortgage Securities Portfolio invests, under normal market conditions, at least 80% of its net assets in the mortgage and mortgage-related industry, including investment-grade securities representing interests in pools of mortgage loans, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities and asset-backed securities (ABSs). The Portfolio invests in the securities of domestic and, to a lesser extent, foreign issuers. The Portfolio may also invest in interest rate derivatives primarily for hedging purposes.

In selecting securities, the Portfolio's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), follows a bottom-up, fundamental approach and considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. Advantus Capital also seeks undervalued or mispriced securities within the mortgage-related sectors. It does not place a primary focus on interest rate positions. The Portfolio expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. Advantus Capital may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Mortgage Securities Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  an issuer of a mortgage-backed security or other fixed-income obligation may not make payments on the security or obligation when due rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Portfolio, resulting in the Portfolio reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Portfolio's investment income the value of a mortgage-backed security or other fixed-income obligation may decline due to changes in market interest rates mortgage-related securities purchased by the Portfolio, including restricted securities determined by Advantus Capital to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by Advantus Capital the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the companies whose securities the Portfolio holds
  Advantus Capital's skill in evaluating and selecting securities for the Portfolio adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Because the Portfolio concentrates its investments in the mortgage and mortgage-finance industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Certain U.S. government securities in which the Portfolio may invest, such as securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition the Portfolio purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Mortgage Securities Portfolio seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Mortgage Securities Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns for each full calendar year since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31

2005	2.00%
2006	4.77%
2007	3.40%

In the period shown in the chart, the highest quarterly return was 3.48% (the third quarter of 2006) and the lowest quarterly return was -0.29% (the third quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

		Life of
	1 Year	Portfolio*
Shares of Mortgage Securities
Portfolio (began on 05-27-04)	3.40%	4.21%
Lehman Brothers Mortgage-Backed
Securities Index[1]	6.95%	5.48%
Lipper Variable Annuity U.S. Mortgage
Funds Universe Average[2]	4.66%	4.27%

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from May 31, 2004.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Mortgage Securities Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which the Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Portfolio Operating Expenses	0.96%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

GLOBAL/INTERNATIONAL PORTFOLIOS

____________________________________________________________________________________

INTERNATIONAL GROWTH PORTFOLIO

OBJECTIVES

International Growth Portfolio seeks, as a primary objective, long-term appreciation of capital. As a secondary objective, the Portfolio seeks current income.

PRINCIPAL STRATEGIES

International Growth Portfolio seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO, the Portfolio's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, and represented by the restructuring and/or privatization of particular industries. The Portfolio emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio primarily invests in issuers of developed countries, with an emphasis on issuers or companies located in Continental Europe, the United Kingdom and Japan. The Portfolio may also invest in companies of any size.

WRIMCO utilizes a research-based investment process that blends top-down global economic analysis with bottom-up stock selection. After identifying promising opportunities around the world, WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the Portfolio, including:

  a company's growth and earnings potential
  a company's financials, including cash flow
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of International Growth Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected changes in foreign currency exchange rates, which may affect the value of the securities the Portfolio holds the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Investing in foreign securities involves a number of economic, financial, and political risks that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

International Growth Portfolio may be appropriate for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the International Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	33.89%
1999	65.58%
2000	-23.66%
2001	-22.23%
2002	-18.15%
2003	24.90%
2004	14.00%
2005	16.47%
2006	20.99%
2007	21.29%

In the period shown in the chart, the highest quarterly return was 48.41% (the fourth quarter of 1999) and the lowest quarterly return was -16.85% (the third quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of International Growth
Portfolio	21.29%	19.47%	10.12%
MSCI EAFE Index[1,2]	11.17%	21.59%	8.66%
MSCI EAFE Growth Index[2]	16.45%	19.86%	6.46%
Lipper Variable Annuity International
Growth Funds Universe Average[3]	13.95%	22.24%	8.88%

1Reflects no deduction for fees, expenses or taxes.

2The Portfolio's benchmark changed from the MSCI EAFE Index to the MSCI EAFE Growth Index effective April 2007. WRIMCO believes the MSCI EAFE Growth Index provides a more accurate basis for comparing the Portfolio's performance to the types of securities in which the Portfolio invests. Both indexes are presented in this Prospectus for comparison.

3Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to those of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of International Growth Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.20%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.82% and the Total Annual Portfolio Operating Expenses would have been 1.17%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

____________________________________________________________________________________

INTERNATIONAL VALUE PORTFOLIO

OBJECTIVE

International Value Portfolio seeks long-term capital growth.

PRINCIPAL STRATEGIES

International Value Portfolio seeks to achieve its objective by investing primarily in equity securities of small, medium and large-sized foreign companies and governmental agencies. The Portfolio primarily invests in common stock but may also invest in foreign investment-grade debt securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign equity securities and at least 65% of its total assets in issuers of at least three foreign countries.

In selecting equity securities for the Portfolio, Templeton Investment Counsel LLC (Templeton), the Portfolio's investment subadvisor, performs a bottom-up, value-oriented company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton employs a long-term approach and concentrates on the market price of a company relative to its view regarding the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's historical value measures, including price/earnings ratios, profit margins and liquidation value.

Generally, in determining whether to sell a security, Templeton uses the same type of analysis that it uses in buying securities. For example, Templeton may sell a security if it determines that the issuer's growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, more attractive investment opportunities arise, to reduce the Portfolio's holding in that security, or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of International Value Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected changes in foreign currency exchange rates, which may affect the value of securities the Portfolio holds the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline
  Templeton's skill in evaluating and selecting securities for the Portfolio

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuations or inexperienced management.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

International Value Portfolio may be appropriate for investors seeking long-term capital growth by investing primarily in securities issued by foreign companies. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in International Value Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to September 22, 2003, the performance shown below is the performance of the Advantus International Stock Portfolio which was reorganized as the W&R Target International II Portfolio on September 22, 2003. Effective December 1, 2004, the name of the Portfolio changed to International Value Portfolio. The Portfolio would have had substantially similar annual returns and would have differed only to the extent that the Portfolio had different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the W&R Target International Value Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	6.61%
1999	21.43%
2000	0.81%
2001	-11.21%
2002	-17.82%
2003	46.85%
2004	22.68%
2005	11.16%
2006	29.61%
2007	9.88%

In the period shown in the chart, the highest quarterly return was 25.19% (the second quarter of 2003) and the lowest quarterly return was -23.85% (the third quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of International Value
Portfolio	9.88%	23.32%	10.51%
MSCI AC World (ex U.S.A.) Index[1]	17.12%	24.52%	10.09%
Lipper Variable Annuity International
Value Funds Universe Average[2]	9.45%	21.59%	9.55%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of International Value Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which the Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.18%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

SPECIALTY PORTFOLIOS

____________________________________________________________________________________

ASSET STRATEGY PORTFOLIO

OBJECTIVE

Asset Strategy Portfolio seeks high total return over the long term.

PRINCIPAL STRATEGIES

Asset Strategy Portfolio seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers located around the world.

  "Stocks" include equity securities of all types, although WRIMCO, the Portfolio's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth, while growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in the securities of any size company.
  "Bonds" include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio's total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB and below by S&P, or Ba and below by Moody's, or unrated bonds deemed by WRIMCO to be of comparable quality.
  "Short-term instruments" include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.
  Within each of these investment types, the Portfolio may invest in domestic and foreign securities; the Portfolio may invest up to 100% of its assets in foreign securities.

WRIMCO may allocate the Portfolio's investments among these different types of securities in different proportions at different times. WRIMCO may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion nor is it limited by investment style or by the issuer's location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions.

The Portfolio may invest in any market that WRIMCO believes offers a high probability of return or, alternatively, that provides a high degree of safety in uncertain times. Dependent on the outlook for the U.S. and global economies, WRIMCO makes top-down allocations among stocks, bonds, cash, precious metals (for defensive purposes) and currency markets around the globe. After determining allocations, WRIMCO seeks attractive opportunities within each market.

WRIMCO may, when consistent with the Portfolio's investment objective, buy or sell options or futures contracts on a security or an index of securities, or enter into swaps, including credit default swaps, interest rate swaps and foreign currency swaps (collectively, commonly known as derivatives). WRIMCO may use derivatives to hedge various investments, for risk management purposes or to seek to increase investment income or gain in the Portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Asset Strategy Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy changes in foreign currency exchange rates, which may affect the value of the foreign securities the Portfolio holds an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities, especially bonds with longer maturities, to decline prepayment of higher-yielding bonds held by the Portfolio
  the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio and in allocating the Portfolio's assets among different types of investments adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

As noted, the Portfolio may invest up to 100% of its assets in foreign securities. Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Investments by the Portfolio in high-yield/high-risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Asset allocation funds may be appropriate for investors who want to diversify among stocks, bonds and short-term instruments of domestic and foreign issuers, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, Asset Strategy Portfolio may be appropriate for you. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Asset Strategy Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	9.95%
1999	22.96%
2000	22.53%
2001	-9.96%
2002	3.28%
2003	11.47%
2004	13.30%
2005	24.27%
2006	20.15%
2007	44.11%

In the period shown in the chart, the highest quarterly return was 16.01% (the fourth quarter of 1999) and the lowest quarterly return was -7.40% (the first quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Asset Strategy
Portfolio	44.11%	22.13%	15.40%
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Broad
Investment Grade Index[1]	7.22%	4.55%	6.03%
Citigroup Short-Term
Index for One Month Certificates
of Deposit[1]	5.40%	3.28%	3.98%
Lipper Variable Annuity
Flexible Portfolio Funds
Universe Average[2]	6.97%	12.40%	8.30%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Asset Strategy Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.04%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.69% and the Total Annual Portfolio Operating Expenses would have been 1.03%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

____________________________________________________________________________________

BALANCED PORTFOLIO

OBJECTIVES

Balanced Portfolio seeks, as a primary objective, to provide current income to the extent that, in the opinion of WRIMCO, the Portfolio's investment manager, market and economic conditions permit. As a secondary objective, the Portfolio seeks long-term appreciation of capital.

PRINCIPAL STRATEGIES

Balanced Portfolio invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Portfolio invests primarily in medium to large, well-established companies that usually issue dividend-producing securities. The Portfolio owns common stocks in order to provide possible appreciation of capital and some dividend income. In general, the Portfolio invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio ordinarily invests at least 25% of its total assets in fixed-income securities. The majority of the Portfolio's debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of companies in which it may invest. The Portfolio may invest in both domestic and, to a lesser extent, foreign securities.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. For equity investments, WRIMCO typically uses a bottom-up approach and looks for undervalued companies whose asset value or earnings power, WRIMCO believes, is not reflected in the price of the stock. WRIMCO also considers a company's potential for dividend growth, its relative strength in earnings, its management and fundamentals, and the condition of the respective industry. In selecting debt securities for the Portfolio, WRIMCO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis as identified above in order to determine if the equity security is still undervalued. In determining whether to sell a debt security, WRIMCO will consider whether the security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income, to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Balanced Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected
  WRIMCO's skill in evaluating and selecting securities for the Portfolio and in allocating the Portfolio's assets among different types of investments the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy an issuer of a debt security or other fixed-income obligation may not make payments on the security when due an increase in interest rates, which may cause the value of the Portfolio's fixed-income securities, especially bonds with longer maturities, to decline a decrease in interest rates, which may cause prepayment of higher-yielding bonds held by the Portfolio as well as a decline in its income the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Balanced Portfolio may be appropriate for investors seeking current income and the potential for long-term appreciation of capital. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Balanced Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	8.67%
1999	10.14%
2000	7.14%
2001	-5.94%
2002	-8.41%
2003	19.09%
2004	8.93%
2005	5.01%
2006	11.21%
2007	13.67%

In the period shown in the chart, the highest quarterly return was 9.64% (the third quarter of 1997) and the lowest quarterly return was -8.36% (the third quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Balanced
Portfolio	13.67%	11.48%	6.64%
S&P 500 Index[1]	5.50%	12.84%	5.91%
Citigroup Treasury/Government
Sponsored/Credit Index[1]	7.38%	4.57%	6.08%
Lipper Variable Annuity Mixed-Asset
Target Allocation Growth
Funds Universe Average[2]	6.78%	10.68%	6.02%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to those of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Balanced Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.01%
Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

____________________________________________________________________________________

ENERGY PORTFOLIO

OBJECTIVE

Energy Portfolio seeks to provide long-term capital appreciation.

PRINCIPAL STRATEGIES

Energy Portfolio seeks to achieve its objective of long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Portfolio invests in securities of companies across the capitalization spectrum and in companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets. The Portfolio may invest up to 100% of its assets in foreign securities.

WRIMCO, the Portfolio's investment manager, uses an investment style that focuses on both growth and value characteristics of companies where energy is believed to be a factor in the investment outlook and success of that company. WRIMCO focuses on traditional companies that are producing and distributing energy for today, as well as those companies that are discovering sources of energy that will carry the world into the future. WRIMCO considers many factors in selecting companies for the Portfolio, including the valuation, operating history and management of a company.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Energy Sector Risk-since the Portfolio invests a significant portion of its assets in securities of companies principally engaged in the energy sector, the Portfolio could experience wider fluctuations in value than funds with more diversified, less concentrated portfolios. Specifically, the securities that the Portfolio purchases may underperform the market as a whole. To the extent that the Portfolio's investments are concentrated in issuers conducting business in the same economic sector, the Portfolio's holdings are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies may also fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil-producing countries, energy conservation, the success of exploration projects and tax and other governmental regulatory policies.

A variety of additional factors can affect the investment performance of Energy Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected some of the companies in which the Portfolio may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Investing in foreign securities presents additional risks such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Although individual security selection, in general, drives the performance of the Portfolio, short-term fluctuations in commodity prices may influence returns and increase price fluctuations in the Portfolio's shares. The companies in which the Portfolio invests may be adversely affected by foreign government, Federal, or state regulations on energy production, distribution and sale.

As with any mutual fund, the value of the Portfolio's shares will change and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Energy Portfolio may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in Energy Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns for each full calendar year since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2007	51.30%

In the period shown in the chart, the highest quarterly return was 16.35% (the second quarter of 2007) and the lowest quarterly return was 5.14% (the first quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

		Life of
	1 Year	Portfolio*
Shares of Energy Portfolio (began on 5/1/06)	51.30%	22.86%
S&P 1500 Energy Sector Index[1]	34.52%	23.94%
Lipper Variable Annuity Natural Resources
Funds Universe Average[2]	37.47%	20.71%

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from April 30, 2006.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Energy Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Total Annual Portfolio Operating Expenses	1.32%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$418	$723	$1,590

____________________________________________________________________________________

GLOBAL NATURAL RESOURCES PORTFOLIO

OBJECTIVE

Global Natural Resources Portfolio seeks to provide long-term growth. Any income realized will be incidental.

PRINCIPAL STRATEGIES

Global Natural Resources Portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, "natural resources" generally include:

  energy (such as utilities, producers/developers, refiners, service/drilling)
  alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells)
  industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery)
  forest products (such as lumber, plywood, pulp, paper, newsprint, tissue)
  base metals (such as aluminum, copper, nickel, zinc, iron ore and steel)
  precious metals and minerals (such as gold, silver, platinum, diamonds)
  agricultural products (grains and other foods, seeds, fertilizers, water)

The Portfolio's investment subadvisor, Mackenzie Financial Corporation (Mackenzie), uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low-cost, low-debt producers and positions that are based on commodity price trends. The Portfolio seeks to be diversified internationally, and therefore, Mackenzie invests in foreign companies and domestic companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Portfolio's assets in North America, international exposure may exceed 50% of the Portfolio's assets. Exposure to companies in individual foreign countries other than Canada is typically less than 20% of the Portfolio's assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Generally, in determining to sell a security, Mackenzie considers various factors, including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth and the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of more attractive investment opportunities, to reduce the Fund's holding in that security, or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Global Natural Resources Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected many of the companies in which the Portfolio may invest have relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, since smaller companies tend to be more thinly traded and because they are subject to greater business risk. Transaction costs of smaller-company stocks may also be higher than those of larger companies since the Portfolio can invest a significant portion of its assets in securities of companies principally engaged in natural resources activities, the Portfolio could experience wider fluctuations in value than funds with more diversified portfolios the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the value of investments in derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived the credit quality of the counterparty to a derivative transaction the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds the level of the Portfolio's cash position may rise in the event acceptable investment opportunities cannot be found
  Mackenzie's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold or silver, exposes the Portfolio to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Portfolio's other holdings.

Investing in foreign securities presents additional risks such as foreign currency fluctuations and political or economic conditions affecting foreign countries. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Global Natural Resources Portfolio may be appropriate for investors seeking long-term growth potential, but who can accept potentially dramatic fluctuations in capital value in the short term. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Global Natural Resources Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns for each full calendar year since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

2006	25.49%
2007	43.50%

In the period shown in the chart, the highest quarterly return was 15.35% (the first quarter of 2006) and the lowest quarterly return was -4.64% (the third quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

		Life of
	1 Year	Portfolio*
Shares of Global Natural Resources
Portfolio (began on 4-28-05)	43.50%	35.83%
MSCI Commodity-Related Index[1]	43.48%	34.20%
Lipper Variable Annuity Natural Resources
Funds Universe Average[2]	37.47%	34.89%

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from April 30, 2005.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Global Natural Resources Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	1.38%
Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$140	$437	$755	$1,657

____________________________________________________________________________________

REAL ESTATE SECURITIES PORTFOLIO

OBJECTIVE

Real Estate Securities Portfolio seeks total return through a combination of capital appreciation and current income.

PRINCIPAL STRATEGIES

Real Estate Securities Portfolio invests, under normal market conditions, at least 80% of its net assets in the real estate or real estate-related industry. "Real estate" securities include securities of issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related" securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Portfolio invests in the securities of domestic and, to a lesser extent, foreign issuers. The Portfolio may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations.

Most of the Portfolio's real estate securities portfolio consists of securities issued by real estate investment trusts (REITs) and real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in real estate, mortgages or shares issued by other REITs. A REOC is a corporation or partnership (or an entity treated as such) that invests in real estate, mortgages or shares issued by REITs, but may also engage in related or unrelated businesses.

The Portfolio focuses on growth-oriented companies with value characteristics. The Portfolio's investment subadvisor, Advantus Capital, utilizes a bottom-up fundamental stock-picking approach in selecting securities for investment by the Portfolio, which includes consideration of factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition. The Portfolio then invests in those issuers that Advantus Capital determines have potential for long-term sustainable growth in earnings, or those trading at discounts to the underlying value of assets owned.

Advantus Capital considers various indicators in determining to sell a security, including the following:

  target valuation is reached and operating performance is not sustainable company fundamentals have deteriorated or do not meet expectations economics, financial market or sector of the real estate industry has weakened

Advantus Capital may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Real Estate Securities Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the value of the Portfolio's investments or their cashflow may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing, or other events affecting the value of real estate, buildings or other real estate fixtures the value of the Portfolio's securities issued by real estate-related companies (as discussed in "Additional Information about Principal Investment Strategies, Other Investments and Risks" below) may be adversely affected by changes in the value of the underlying property or the property's cashflow the value of the Portfolio's securities issued by REITs may be affected if one or more of those REITs were to lose their favorable tax status the value of the Portfolio's securities issued by REOCs may be affected by income streams derived from businesses other than real estate ownership the value of the Portfolio's securities may be adversely affected due to the lesser availability of credit for real estate or other disruptions in the capital markets for real estate the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  Advantus Capital's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Because the Portfolio concentrates its investments in the real estate and real estate-related industries, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Real Estate Securities Portfolio seeks to achieve its investment objective over longer rather than shorter periods of time, and may be appropriate for investors seeking long-term focus. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Real Estate Securities Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns for each full calendar year since these shares were first offered.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31

2005	10.83%
2006	30.08%
2007	-16.07%

In the period shown in the chart, the highest quarterly return was 12.97% (the first quarter of 2006) and the lowest quarterly return was -12.08% (the fourth quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

		Life of
	1 Year	Portfolio*
Shares of Real Estate Securities
Portfolio (began on 05-27-04)	-16.07%	14.06%
Dow Jones Wilshire Real Estate
Securities Index[1]	-17.67%	15.02%
Lipper Variable Annuity Real Estate
Funds Universe Average[2]	-14.73%	15.67%

*Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from May 31, 2004.

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Real Estate Securities Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.30%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

____________________________________________________________________________________

SCIENCE AND TECHNOLOGY PORTFOLIO

OBJECTIVE

Science and Technology Portfolio seeks long-term capital growth.

PRINCIPAL STRATEGIES

Science and Technology Portfolio seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of domestic and foreign science and technology companies. Under normal market conditions, the Portfolio invests at least 80% of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, the Portfolio's investment manager, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio may also invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. The Portfolio may invest in companies of any size and may invest without limitation in foreign securities.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a bottom-up stock selection process by considering a number of factors in selecting securities for the Portfolio. These include the company's:

  growth potential
  earnings potential
  quality of management
  industry position/market size potential
  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Science and Technology Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industry changes in foreign currency exchange rates, which may affect the value of the securities the Portfolio holds the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry rapid obsolescence of products or processes of companies in which the Portfolio invests government regulation in the science and technology industry the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and selecting securities for the Portfolio adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

Because the Portfolio concentrates its investments in science and technology companies, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuation or inexperienced management.

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Science and Technology Portfolio may be appropriate for investors who seek long-term capital growth by investing in a portfolio that concentrates in securities of science and technology companies or in securities of companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industries. This Portfolio is not suitable for all investors. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Science and Technology Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	46.05%
1999	174.66%*
2000	-21.15%
2001	-11.91%
2002	-23.99%
2003	30.46%
2004	16.25%
2005	17.25%
2006	7.87%
2007	24.37%

In the period shown in the chart, the highest quarterly return was 83.08% (the fourth quarter of 1999) and the lowest quarterly return was -19.39% (the second quarter of 2000).

*A substantial portion of the Portfolio's returns during the period is attributable to investments in IPOs. No assurance can be given that future IPOs in which the Portfolio invests will have as equally beneficial an impact on performance.

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Science and Technology
Portfolio	24.37%	18.99%	17.58%
S&P GSTI Composite Index[1]	16.94%	15.59%	5.74%
Lipper Variable Annuity Science &
Technology Funds Universe Average[2]	18.10%	16.58%	7.57%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of Science and Technology Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees[1]	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

1The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Portfolio's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected in the above table, the Management Fees would have been 0.83% and the Total Annual Portfolio Operating Expenses would have been 1.15%.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

MONEY MARKET PORTFOLIOS

____________________________________________________________________________________

MONEY MARKET PORTFOLIO

OBJECTIVE

Money Market Portfolio seeks maximum current income consistent with stability of principal.

PRINCIPAL STRATEGIES

Money Market Portfolio seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the requisite nationally recognized statistical rating organization (NRSRO), as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, (1940 Act) or if unrated, are of comparable quality as determined by WRIMCO, the Portfolio's investment manager. The Portfolio seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Portfolio maintains a dollar-weighted average maturity of 90 days or less, and the Portfolio invests only in securities with a remaining maturity of not more than 397 calendar days.

WRIMCO may look at a number of factors in selecting securities for the Portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security
  the industry sector of the issuer of the security

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the 1940 Act (Rule 2a-7). WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of Money Market Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  a decrease in interest rates, which may cause prepayment of higher-yielding instruments held by the Portfolio, resulting in the Portfolio reinvesting the proceeds in other securities with generally lower interest rates, which may cause a decrease in the Portfolio's investment income an increase in interest rates, which can cause the value of the Portfolio's holdings, especially securities with longer maturities, to decline the credit quality and other conditions of the issuers whose securities the Portfolio holds
  WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Portfolio adverse market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

Money Market Portfolio may be appropriate for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year and by showing the Portfolio's average annual total returns for the periods shown.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year

1998	5.04%
1999	4.62%
2000	5.87%
2001	3.62%
2002	1.12%
2003	0.52%
2004	0.70%
2005	2.50%
2006	4.32%
2007	4.60%

In the period shown in the chart, the highest quarterly return was 1.48% (the third quarter of 2000) and the lowest quarterly return was 0.09% (the third quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2007

	1 Year	5 Years	10 Years
Shares of Money
Market Portfolio	4.60%	2.52%	3.28%

As of December 31, 2007 the 7-day yield was equal to 4.09%. Yields are computed by annualizing the average daily dividend per share during the time period for which the yield is presented.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.76%
Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

W&R TARGET PATHFINDER PORTFOLIOS

Purpose of the W&R Target Pathfinder Portfolios

The W&R Target Pathfinder Portfolios (Pathfinder Portfolios) are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the five Pathfinder Portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income. Each Pathfinder Portfolio is a "fund of funds" which means that each Pathfinder Portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in other Portfolios (Underlying Funds) and short-term investments in varying combinations and percentage amounts to achieve each Pathfinder Portfolio's particular investment objective.

The Pathfinder Portfolios are primarily designed:

  To help achieve an investor's financial objectives through a professionally developed asset allocation program.
  To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Pathfinder Portfolio, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

An asset class is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and cash. Within each asset class there may be several different types of assets. For example, a stock asset class may contain: common stock and/or preferred stocks; large cap, mid cap, and/or small cap stocks; domestic or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, stock assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most bond assets. By combining the various asset classes described below, in different percentage combinations, each Pathfinder Portfolio seeks to provide a different level of potential risk and reward.

WRIMCO, each Pathfinder Portfolio's investment manager, establishes for each Pathfinder Portfolio a target allocation range among different classes based on each Pathfinder Portfolio's risk profile and investment strategies. Within each target asset class allocation range, WRIMCO selects the Underlying Funds, and the percentage of the Pathfinder Portfolio's assets that will be allocated to each such Underlying Fund. WRIMCO is also the investment manager of each of the Underlying Funds. WRIMCO reviews the allocations among both asset classes and Underlying Funds on a routine basis. WRIMCO may make changes to the allocation range for any Pathfinder Portfolio from time to time as appropriate given the risk profile and investment strategies of each Pathfinder Portfolio and in order to achieve each Pathfinder Portfolio's investment objective.

Listed in the table below are the asset classes and Underlying Funds in which the Pathfinder Portfolios currently may invest and the target allocation ranges for each Pathfinder Portfolio that have been established by WRIMCO as of the date of this Prospectus. While this table is intended to depict the kinds of securities and the general proportions in which each Pathfinder Portfolio invests, over time the target asset class and Underlying Fund allocations may change as, in WRIMCO's judgment economic and/or market conditions warrant in order for each Pathfinder Portfolio to continue to meet its objective. Even where the target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Pathfinder Portfolio's asset allocations to drift from the target. Under ordinary circumstances, WRIMCO will rebalance the assets of each Pathfinder Portfolio each quarter to conform its actual allocations to the target allocations applicable at that time. The Pathfinder Portfolios do not necessarily invest in every asset class or all of the Underlying Funds.

Each Pathfinder Portfolio reserves the right to change its target allocation ranges at any time and without notice. For information about asset class and Underlying Fund allocations, please review the Pathfinder Portfolios' annual and semiannual reports, when available.

__________________________________________________________________________

TARGET ALLOCATIONS

FOR EACH ASSET CLASS AND UNDERLYING FUND BY PORTFOLIO

	Pathfinder Aggressive Portfolio	Pathfinder Moderately Aggressive Portfolio	Pathfinder Moderate Portfolio	Pathfinder Moderately Conservative Portfolio	Pathfinder Conservative Portfolio
U.S. STOCKS:	50-60%	45-55%	40-50%	35-45%	30-40%
W&R Target Dividend Income	15-25%	15-25%	15-25%	10-20%	10-20%
W&R Target Growth	10-20%	10-20%	10-20%	5-15%	5-15%
W&R Target Mid Cap Growth	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Real Estate Securities	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Small Cap Growth	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Small Cap Value	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Value	0-10%	0-10%	0-10%	0-10%	0-10%

INTERNATIONAL STOCKS:	25-35%	20-30%	15-25%	10-20%	5-15%
W&R Target International Growth	10-20%	10-20%	5-15%	5-15%	0-10%
W&R Target International Value	10-20%	10-20%	5-15%	5-15%	0-10%

BONDS:	10-20%	15-25%	20-30%	25-35%	30-40%
W&R Target Bond	10-20%	15-25%	20-30%	25-35%	30-40%
W&R Target Mortgage Securities	0-10%	0-10%	0-10%	0-10%	0-10%

SHORT-TERM INVESTMENTS:	0-10%	5-15%	10-20%	15-25%	20-30%
W&R Target Money Market	0-10%	5-15%	10-20%	15-25%	20-30%

Set forth below are the asset classes in which the Pathfinder Portfolios may invest and the Underlying Funds which WRIMCO currently has chosen to comprise each of these asset classes. The Pathfinder Portfolios may also invest in other Underlying Funds within each asset class in an effort to meet their respective investment objectives.

Asset Class	Underlying Investments

U.S. Stocks
Large Cap Stocks	W&R Target Dividend Income Portfolio seeks to provide income and long-term capital growth.
W&R Target Growth Portfolio seeks capital growth, with a secondary objective of current income.
W&R Target Value Portfolio seeks long-term capital appreciation.
Mid Cap Stocks	W&R Target Mid Cap Growth Portfolio seeks to provide growth of your investment.
Small Cap Stocks	W&R Target Small Cap Growth Portfolio seeks growth of capital.
W&R Target Small Cap Value Portfolio seeks long-term accumulation of capital.
Specialty Stocks	W&R Target Real Estate Securities Portfolio seeks total return through a combination of capital appreciation and current income.
International Stocks	W&R Target International Growth Portfolio seeks, as a primary objective, long-term appreciation of capital, with a secondary objective of current income.
W&R Target International Value Portfolio seeks long-term capital growth.
Bonds	W&R Target Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.
W&R Target Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.
Short-Term Investments	W&R Target Money Market Portfolio seeks maximum current income consistent with stability of principal.

____________________________________________________________________________________

W&R TARGET PATHFINDER AGGRESSIVE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Aggressive Portfolio seeks maximum growth of capital consistent with a more aggressive level of risk as compared to the other W&R Target Pathfinder Portfolios.

PRINCIPAL STRATEGIES

To achieve its objective, W&R Target Pathfinder Aggressive Portfolio allocates its assets among the asset classes below so that approximately 50-60% of the value of the Portfolio's assets is in the U.S. stocks class, approximately 25-35% of the Portfolio's assets is in the international stocks class, and approximately 10-20% of the Portfolio's assets is in the bonds class. W&R Target Pathfinder Aggressive Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		50-60%
W&R Target Dividend Income Portfolio	15-25%
W&R Target Growth Portfolio	10-20%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		25-35%
W&R Target International Growth Portfolio	10-20%
W&R Target International Value Portfolio	10-20%
Bonds		10-20%
W&R Target Bond Portfolio	10-20%
W&R Target Mortgage Securities Portfolio	0-10%
Short-Term Investments		0-10%
W&R Target Money Market Portfolio	0-10%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Aggressive Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Aggressive Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long-term investment horizon with respect to W&R Target Pathfinder Aggressive Portfolio; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented domestic and international stocks and, to a lesser extent, a mixture of investment grade and non-investment grade corporate bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and money market instruments. Although the majority of the Portfolio's indirect stock holdings are of domestic and foreign large cap companies, the Portfolio is likely to have potentially significant exposure to mid cap companies and small cap companies. Large cap companies are typically companies with market capitalizations of at least $8 billion. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $18 billion. Small cap companies are typically companies with market capitalizations below $3.5 billion.

W&R Target Pathfinder Aggressive Portfolio is intended for aggressive investors comfortable with incurring the risk associated with growth investing in a high percentage of stocks, including international stocks, investors with long-term time horizons or investors who want to maximize long-term returns and who have a higher tolerance for possible short-term losses.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Risks Applicable to W&R Target Pathfinder Aggressive Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Aggressive Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Aggressive Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for W&R Target Pathfinder Aggressive Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Aggressive Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Aggressive Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Aggressive Portfolio is weighted towards Underlying Funds that invest in stocks, both domestic and international, including mid cap and small cap stocks, W&R Target Pathfinder Aggressive Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Aggressive Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Aggressive Portfolio, WRIMCO has the authority to select and replace Underlying Funds. WRIMCO could be subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Aggressive Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Aggressive Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Aggressive Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Aggressive Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. Additional information about the risks of the Underlying Funds is provided above in their respective sections and below in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Performance

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Aggressive Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	1.05%
Total Annual Portfolio Operating Expenses	1.14%

1The data for Other Expenses is estimated for the initial fiscal year of the Portfolio. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 14%; W&R Target International Growth Portfolio, 11%; W&R Target Growth Portfolio, 13%; W&R Target Dividend Income Portfolio, 19%; W&R Target Mid Cap Growth Portfolio, 5%; W&R Target Value Portfolio, 7%; W&R Target Small Cap Growth Portfolio, 3%; W&R Target Small Cap Value Portfolio, 5%; W&R Target Real Estate Securities Portfolio, 3%; W&R Target Bond Portfolio, 10%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 5%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$116	$362

____________________________________________________________________________________

W&R TARGET PATHFINDER MODERATELY AGGRESSIVE PORTFOLIO

OBJECTIVES

W&R Target Pathfinder Moderately Aggressive Portfolio seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other W&R Target Pathfinder Portfolios.

PRINCIPAL STRATEGIES

To achieve its objective, W&R Target Pathfinder Moderately Aggressive Portfolio allocates its assets among the asset classes below so that approximately 45-55% of the value of the Portfolio's assets is in the U.S. stocks class; approximately 20-30% of the Portfolio's assets is in the international stocks class; 15-25% is in the bonds class and 5-15% in the short- term investments class to reduce volatility. W&R Target Pathfinder Moderately Aggressive Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		45-55%
W&R Target Dividend Income Portfolio	15-25%
W&R Target Growth Portfolio	10-20%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		20-30%
W&R Target International Growth Portfolio	10-20%
W&R Target International Value Portfolio	10-20%
Bonds		15-25%
W&R Target Bond Portfolio	15-25%
W&R Target Mortgage Securities Portfolio	0-10%
Short-Term Investments		5-15%
W&R Target Money Market Portfolio	5-15%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Moderately Aggressive Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Moderately Aggressive Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long-term investment horizon with respect to W&R Target Pathfinder Moderately Aggressive Portfolio; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented domestic and international stocks and, to a lesser extent, a mixture of investment grade and non-investment grade corporate bonds and U.S. government securities and money market instruments. Although the majority of the Portfolio's indirect stock holdings are of domestic and foreign large cap companies, the Portfolio is likely to have some exposure to mid cap and small cap companies.

W&R Target Pathfinder Moderately Aggressive Portfolio is intended for investors who want to maximize returns over the long term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Risks Applicable to W&R Target Pathfinder Moderately Aggressive Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Moderately Aggressive Portfolio will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Moderately Aggressive Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Moderately Aggressive Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Moderately Aggressive Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Moderately Aggressive Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap stocks, as well as bonds, W&R Target Pathfinder Moderately Aggressive Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Moderately Aggressive Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Moderately Aggressive Portfolio, WRIMCO has the authority to select and replace Underlying Funds. WRIMCO could be subject to a potential conflict of interest in doing so, because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Moderately Aggressive Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Moderately Aggressive Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Moderately Aggressive Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Moderately Aggressive Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. Additional information about the risks of the Underlying Funds is provided above in their respective sections and below in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Performance

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Moderately Aggressive Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	1.02%
Total Annual Portfolio Operating Expenses	1.11%

1The data for Other Expenses is estimated for the initial fiscal year of the Portfolio. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 11%; W&R Target International Growth Portfolio, 9%; W&R Target Growth Portfolio, 12%; W&R Target Dividend Income Portfolio, 18%; W&R Target Mid Cap Growth Portfolio, 5%; W&R Target Value Portfolio, 5%; W&R Target Small Cap Growth Portfolio, 3%; W&R Target Small Cap Value Portfolio, 4%; W&R Target Real Estate Securities Portfolio, 3%; W&R Target Bond Portfolio, 17%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 8%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$113	$353

____________________________________________________________________________________

W&R TARGET PATHFINDER MODERATE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Moderate Portfolio seeks a high level of total return consistent with a moderate level of risk as compared to the other W&R Target Pathfinder Portfolios.

PRINCIPAL STRATEGIES

To achieve its objective, W&R Target Pathfinder Moderate Portfolio allocates its assets among the asset classes below so that approximately 40-50% of the value of the Portfolio's assets is in the U.S. stocks class; 15-25% of its assets is in the international stocks class; 20-30% of the value of its assets is in the bonds class and 10-20% of the value of its assets is in the short-term investments class to add income and reduce volatility. W&R Target Pathfinder Moderate Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. W&R Target Pathfinder Moderate Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		40-50%
W&R Target Dividend Income Portfolio	15-25%
W&R Target Growth Portfolio	10-20%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		15-25%
W&R Target International Growth Portfolio	5-15%
W&R Target International Value Portfolio	5-15%
Bonds		20-30%
W&R Target Bond Portfolio	20-30%
W&R Target Mortgage Securities Portfolio	0-10%
Short-Term Investments		10-20%
W&R Target Money Market Portfolio	10-20%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Moderate Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Moderate Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long-term investment horizon with respect to W&R Target Pathfinder Moderate Portfolio; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented, primarily large cap, domestic and, to a lesser extent, international stocks, as well as a mixture of investment grade and non-investment grade corporate bonds, U.S. government securities and money market instruments.

W&R Target Pathfinder Moderate Portfolio is intended for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Risks Applicable to W&R Target Pathfinder Moderate Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Moderate Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Moderate Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Moderate Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Moderate Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Moderate Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap stocks, as well as bonds and short term investments, W&R Target Pathfinder Moderate Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Moderate Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Moderate Portfolio, WRIMCO could be subject to a potential conflict of interest in doing so, because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Moderate Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Moderate Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Moderate Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Moderate Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. Additional information about the risks of the Underlying Funds is provided above in their respective sections and below in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Performance

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Moderate Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	0.98%
Total Annual Portfolio Operating Expenses	1.07%

1The data for Other Expenses is estimated for the initial fiscal year of the Portfolio. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 8%; W&R Target International Growth Portfolio, 7%; W&R Target Growth Portfolio, 12%; W&R Target Dividend Income Portfolio, 18%; W&R Target Mid Cap Growth Portfolio, 4%; W&R Target Value Portfolio, 5%; W&R Target Small Cap Growth Portfolio, 2%; W&R Target Small Cap Value Portfolio, 2%; W&R Target Real Estate Securities Portfolio, 2%; W&R Target Bond Portfolio, 24%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 11%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$109	$340

____________________________________________________________________________________

W&R TARGET PATHFINDER MODERATELY CONSERVATIVE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Moderately Conservative Portfolio seeks a high level of total return consistent with a moderately conservative level of risk.

PRINCIPAL STRATEGIES

W&R Target Pathfinder Moderately Conservative Portfolio allocates its assets among the asset classes below so that approximately 25-35% of the value of the Portfolio's assets is in the bonds class, 35-45% in the U.S. stocks class, 15-25% in the short term investments class, and 10-20% in the international stocks class. The Portfolio's allocation is principally weighted towards bond investments and short-term investments while including stock investments for long-term growth. W&R Target Pathfinder Moderately Conservative Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. W&R Target Pathfinder Moderately Conservative Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		35-45%
W&R Target Dividend Income Portfolio	10-20%
W&R Target Growth Portfolio	5-15%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		10-20%
W&R Target International Growth Portfolio	5-15%
W&R Target International Value Portfolio	5-15%
Bonds		25-35%
W&R Target Bond Portfolio	25-35%
W&R Target Mortgage Securities Portfolio	0-10%
Short-Term Investments		15-25%
W&R Target Money Market Portfolio	15-25%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Moderately Conservative Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Moderately Conservative Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long-term investment horizon with respect to W&R Target Pathfinder Moderately Conservative Portfolio; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of stocks of domestic and, to a lesser extent, foreign companies that are typically large cap; the Portfolio also indirectly holds a mixture of investment grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment grade corporate bonds and money market instruments.

W&R Target Pathfinder Moderately Conservative Portfolio is intended for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Risks Applicable to W&R Target Pathfinder Moderately Conservative Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Moderately Conservative Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Moderately Conservative Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Moderately Conservative Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Moderately Conservative Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Moderately Conservative Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap stocks, as well as bonds and short term investments, W&R Target Pathfinder Moderately Conservative Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Moderately Conservative Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Moderately Conservative Portfolio, WRIMCO could be subject to a potential conflict of interest in doing so, because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Moderately Conservative Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Moderately Conservative Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Moderately Conservative Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Moderately Conservative Portfolio is subject to the particular risks associated with the Underlying Funds in the proportions in which the Portfolio invests in them. Additional information about the risks of the Underlying Funds is provided above in their respective sections and below in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Performance

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Moderately Conservative Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	0.94%
Total Annual Portfolio Operating Expenses	1.03%

1The data for Other Expenses is estimated for the initial fiscal year of the Portfolio. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 6%; W&R Target International Growth Portfolio, 6%; W&R Target Growth Portfolio, 11%; W&R Target Dividend Income Portfolio, 16%; W&R Target Mid Cap Growth Portfolio, 4%; W&R Target Value Portfolio, 5%; W&R Target Small Cap Growth Portfolio, 1%; W&R Target Small Cap Value Portfolio, 1%; W&R Target Bond Portfolio, 30%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 15%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$105	$328

____________________________________________________________________________________

W&R TARGET PATHFINDER CONSERVATIVE PORTFOLIO

Objective

W&R Target Pathfinder Conservative Portfolio seeks a high level of total return consistent with a conservative level of risk as compared to the other W&R Target Pathfinder Portfolios.

Principal Strategies

W&R Target Pathfinder Conservative Portfolio allocates its assets among the asset classes below so that approximately 20-30% of the value of the Portfolio's assets is in the short term investments class; 30-40% is in the bonds class; 30-40% of the value of the Portfolio's assets is in the U.S. stocks class (with stocks of various capitalization levels, but primarily large cap stocks); and 5-15% is in the international stocks class. The Portfolio's allocation primarily focuses on bonds and short-term investments while including stock investments for long-term growth. W&R Target Pathfinder Conservative Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. W&R Target Pathfinder Conservative Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		30-40%
W&R Target Dividend Income Portfolio	10-20%
W&R Target Growth Portfolio	5-15%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		5-15%
W&R Target International Growth Portfolio	0-10%
W&R Target International Value Portfolio	0-10%
Bonds		30-40%
W&R Target Bond Portfolio	30-40%
W&R Target Mortgage Securities Portfolio	0-10%
Short-Term Investments		20-30%
W&R Target Money Market Portfolio	20-30%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Conservative Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Conservative Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long-term investment horizon with respect to W&R Target Pathfinder Conservative Portfolio; therefore, allocation changes may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of money market instruments, investment-grade corporate bonds, U.S. government securities, and, to a lesser extent, stocks of primarily large cap companies.

W&R Target Pathfinder Conservative Portfolio is intended for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Risks Applicable to W&R Target Pathfinder Conservative Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Conservative Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Conservative Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Conservative Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Conservative Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Conservative Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap and small cap stocks, as well as bonds and short term investments, W&R Target Pathfinder Conservative Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Conservative Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Conservative Portfolio, WRIMCO could be subject to a potential conflict of interest in doing so, because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Conservative Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Conservative Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Conservative Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Conservative Portfolio is subject to the particular risks associated with the Underlying Funds in the proportions in which the Portfolio invests in them. Additional information about the risks of the Underlying Funds is provided above in their respective sections and below in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Performance

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Conservative Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	0.92%
Total Annual Portfolio Operating Expenses	1.01%

1The data for Other Expenses is estimated for the initial fiscal year of the Portfolio. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 5%; W&R Target International Growth Portfolio, 5%; W&R Target Growth Portfolio, 9%; W&R Target Dividend Income Portfolio, 15%; W&R Target Mid Cap Growth Portfolio, 2%; W&R Target Value Portfolio, 2%; W&R Target Small Cap Growth Portfolio, 1%; W&R Target Small Cap Value Portfolio, 1%; W&R Target Bond Portfolio, 35%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 20%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$103	$322

MORE ABOUT THE PORTFOLIOS

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS

Core Equity Portfolio: The Portfolio seeks to achieve its objectives of capital growth and income by investing, during normal market conditions, in common stocks of large, high-quality domestic and foreign companies that WRIMCO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Portfolio will achieve its objectives.

WRIMCO believes that long-term earnings power relative to market expectations is an important component for stock performance. From a top-down perspective, WRIMCO seeks to identify trends which indicate specific industries that have the potential to experience multi-year growth. Once identified, WRIMCO seeks to invest in what it believes to be dominant companies that will benefit from these trends; including companies for which WRIMCO believes that their long-term earnings power is higher than the market expectations. Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company's ability to grow its business and thereby generate sufficient equity.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Portfolio may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (typically, investment grade, that is, bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality), including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Portfolio may also invest in derivative instruments to hedge its current holdings. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objectives.

Risks. An investment in Core Equity Portfolio is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).

Dividend Income Portfolio: The Portfolio seeks to achieve its objectives of income and long-term capital growth by investing primarily in large cap, high-quality companies with established operating records that WRIMCO believes may accelerate or grow their dividend payout ratio. There is no guarantee, however, that the Portfolio will achieve its objectives.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments, thereby returning value to its shareholders. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  management
  leadership position in its industry
  stock price value

The Portfolio's emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities.

For Federal income tax purposes, net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally is taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" received by those shareholders is taxed as net capital gain as well, provided that certain holding period and other requirements are met. Although the only shareholders of the Portfolio are the Participating Insurance Companies and their separate accounts, and the Policyowners, thus, are not directly affected by the tax consequences to the Portfolio, WRIMCO believes that the tax treatment of qualified dividend income may benefit companies that regularly issue dividends.

Although the Portfolio invests primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

While the Portfolio invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objectives. To the extent the Portfolio invests in debt securities, the Portfolio intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Portfolio may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Portfolio may not achieve its objectives.

Risks. An investment in Dividend Income Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Growth Portfolio: The Portfolio seeks to achieve its primary objective of capital growth and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large to medium-sized domestic and, to a lesser extent, foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee, however, that the Portfolio will achieve its objectives.

In selecting securities for the Portfolio, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, cost structure, scale, proprietary technology or distribution advantages. WRIMCO's process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, WRIMCO concentrates on profitability, capital intensity, cash flow and calculation measures, as well as earnings growth rates. WRIMCO's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (that is, demographics, deregulation, capital spending trends, etc.).

The Portfolio invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Portfolio may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

At times, as a temporary defensive measure, the Portfolio may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Portfolio may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Portfolio may not achieve its investment objectives.

Risks. An investment in Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Micro Cap Growth Portfolio: The Portfolio seeks to achieve its objective of long-term capital appreciation by investing primarily in various types of equity securities of micro cap companies. Micro cap companies are typically companies with market capitalizations below $1 billion. The Portfolio may occasionally invest in equity securities of larger companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio considers a company's capitalization at the time the Portfolio acquires the company's equity securities. Equity securities of a company whose capitalization exceeds the micro cap range after purchase will not be sold solely because of its increased capitalization.

In selecting equity securities for the Portfolio, WSA primarily looks to a company's potential for sustainable earnings growth and improving profitability. In selecting securities with earnings growth potential, WSA considers such factors as a company's competitive market position, quality of management, growth strategy, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that WSA believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.

The Portfolio's investment in equity securities may include common stocks that are part of IPOs. In addition to common stocks, the Portfolio may invest, to a lesser extent, in preferred stocks and securities convertible into equity securities.

For temporary defensive purposes, the Portfolio may invest up to all of its assets in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Micro Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Mid Cap Growth Portfolio: The Portfolio seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of domestic and, to a lesser extent, foreign mid cap companies that WRIMCO believes offer above-average growth potential. The Portfolio primarily focuses on mid cap growth companies with large cap potential. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $18 billion. For this purpose, WRIMCO considers a company's capitalization at the time the Portfolio acquires the company's securities. Companies whose capitalization falls outside the mid cap range after purchase continue to be considered mid cap companies for purpose of the Portfolio's investment policy. There is no guarantee, however, that the Portfolio will achieve its objective.

As noted, WRIMCO utilizes a bottom-up approach in its selection of securities for the Portfolio, and focuses on companies with strong growth models, profitability and sound capital structures. Other desired characteristics include the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a leading market position.

In addition to common stocks, the Portfolio may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio may also use options and futures contracts for both temporary defensive purposes and to enhance performance. The Portfolio may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term securities issued by the U.S. government or its agencies or instrumentalities), preferred stocks or both. As well, the Portfolio may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Portfolio may not achieve its investment objective.

Risks. An investment in Mid Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Small Cap Growth Portfolio: The Portfolio seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO focuses on long-term growth and superior financial characteristics in its search for companies, thereby focusing on higher-quality companies. WRIMCO seeks companies with defensible market positions that are strong niche players, feature the involvement of the founder and demonstrate a strong commitment to shareholders. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company's ability to grow and gain market shares and/or the company's founder departs.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Portfolio has purchased their securities. These companies continue to be considered small cap for purposes of the Portfolio's investment policy. From time to time, the Portfolio will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the Portfolio may invest in securities convertible into common stocks, in preferred stocks and debt securities, that are mostly of investment grade. The Portfolio may also invest up to 20% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities including commercial paper, short-term U.S. government securities and/or preferred stocks. The Portfolio may also invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Portfolio's position size in any particular security. By taking a temporary defensive position, however, the Portfolio may not achieve its investment objective.

Risks. An investment in Small Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Small Cap Value Portfolio: The Portfolio seeks to achieve its objective of long-term accumulation of capital by investing primarily in various types of equity securities of small cap, value-oriented domestic and, to a lesser extent, foreign companies. There is no guarantee, however, that the Portfolio will achieve its objective.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Portfolio has purchased their securities. These companies continue to be considered small cap for purposes of the Portfolio's investment policy. From time to time, the Portfolio will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above), as well as securities of growth-oriented companies.

In selecting value stocks and other equity securities, WRIMCO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small cap universe. WRIMCO primarily focuses upon equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that WRIMCO believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, WRIMCO considers factors such as a company's ratio of market price to earnings, ratio of enterprise value to operating cash flow, ratio of market price to book value, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, quality of management and competitive market position. In seeking to achieve its investment objectives, the Portfolio may also invest in equity securities of companies that WRIMCO believes show potential for sustainable earnings growth above the average market growth rate.

The Portfolio primarily invests in common stocks; however, it may invest, to a lesser extent, in preferred stocks and other securities convertible into equity securities. The Portfolio may invest up to 10% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. Other defensive tactics that may be used by WRIMCO include the Portfolio's holding smaller position sizes in individual holdings and / or being more broadly diversified across sectors and industries. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Small Cap Value Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Value Portfolio: The Portfolio seeks to achieve its objective of long-term capital appreciation by primarily investing, for the long term, in the common stocks of large cap undervalued domestic and, to a lesser extent, foreign companies. Large cap companies are typically companies with market capitalizations of at least $8 billion. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO utilizes both fundamental research and quantitative analysis to identify securities for the Portfolio. The Portfolio will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. WRIMCO searches for companies with leading positions in their respective industries, solid management teams, strong balance sheets with a high free cash flow and strong barriers to competition. The Portfolio may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued. As well, WRIMCO attempts to diversify the Portfolio's holdings among sectors in an effort to minimize risk.

The Portfolio may invest in foreign securities; however, it does not intend to invest more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. The Portfolio may also invest in derivative instruments, both to generate income and for the purpose of hedging its current stock positions.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities, including commercial paper, short-term U.S. government securities and/or preferred stocks. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Value Portfolio is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Bond Portfolio: The Portfolio seeks to achieve its objective of a reasonable return with emphasis on preservation of capital by investing primarily in a diversified portfolio of debt securities of higher quality, and, to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. WRIMCO may use various techniques, such as investing in put bonds, to manage the duration of the Portfolio's holdings. As a result, as interest rates rise, the duration (price sensitivity to rising interest rates) of the Portfolio's holdings will typically decline. WRIMCO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio may invest a significant amount of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition the Portfolio purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Portfolio may invest, to a limited extent, in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Portfolio may also invest up to 20% of its total assets in foreign securities, which may present additional risks, including accounting and disclosure standards which may differ from country to country, and may make obtaining reliable research information more difficult. There is also the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the Portfolio may sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Bond Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

High Income Portfolio: The Portfolio seeks to achieve its primary objective of a high level of current income, and its secondary objective of capital growth, when consistent with its primary objective, by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic and, to a lesser extent, foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Portfolio's objectives. There is no guarantee, however, that the Portfolio will achieve its objectives.

In general, the high level of income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by WRIMCO to be of comparable quality; these include bonds rated BBB or lower by S&P, or Baa or lower by Moody's. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. The Portfolio is generally more conservatively structured and invested in higher quality securities than its peers. WRIMCO seeks to protect the downside of investing in lower-quality securities and therefore searches for higher-quality securities within the individual rating categories. WRIMCO focuses on credit quality and seeks companies that appear to be able to improve their ratings.

The Portfolio primarily owns debt securities, which may include loan participations and other loan instruments, and may own fixed-income securities of varying maturities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities. The Portfolio limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

The Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to the Portfolio. The Portfolio may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has gone down), the seller would make a termination payment to the buyer. As the seller of credit protection, the Portfolio would effectively add leverage because, in addition to its total net assets, the Portfolio would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Portfolio normally would be hedging its exposure on debt obligations that it holds.

The Portfolio may invest an unlimited amount of its assets in foreign securities. At this time, however, the Portfolio does not intend to invest a significant amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Portfolio, WRIMCO may take any one or more of the following steps with respect to the assets in the Portfolio:

  shorten the average maturity of the Portfolio's debt holdings hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)
  emphasize investment-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Portfolio may not achieve its investment objectives.

Risks. An investment in High Income Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Mortgage Securities Portfolio: The Portfolio seeks to achieve its objective of a high level of current income consistent with prudent investment risk by investing primarily in higher-quality mortgage-related securities. The Portfolio invests a significant portion of its assets in investment-grade securities representing interests in pools of mortgage loans and in a variety of other mortgage-related securities including CMOs, CMBSs, stripped mortgage-backed securities and ABSs. The Portfolio seeks to provide investors with exposure to quality and higher yield potential through broad ownership in pools of mortgage loans across all sectors of the market. The Portfolio expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. The Portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities. The Portfolio may also invest up to 10% of its total assets in foreign securities. There is no guarantee, however, that the Portfolio will achieve its objective.

In selecting mortgage-related securities Advantus Capital focuses on relative value trading among individual securities in the MBS, ABS and CMBS markets and considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (for example, residential versus commercial real estate) and the type of underlying mortgage loan (for example, a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also takes into consideration current and expected trends in economic conditions, interest rates and the mortgage market and selects securities which, in its judgment, are likely to perform well in those circumstances. As well, Advantus Capital attempts to diversify the Portfolio's holdings among all sectors of the mortgage-related market in an effort to minimize risk.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Portfolio may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (that is, savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition the Portfolio purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government-related securities. Unlike certain U.S. government agency-sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or, if the securities are registered, the Portfolio may bear the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Mortgage Securities Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

International Growth Portfolio: The Portfolio seeks to achieve its primary objective of long-term appreciation of capital and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. The Portfolio may invest in any geographic area and within various sectors. There is no guarantee, however, that the Portfolio will achieve its objectives.

Under normal economic conditions, the Portfolio invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Portfolio generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

The Portfolio may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed income market movements).

The Portfolio may from time to time take a temporary defensive position, and may invest up to all of the Portfolio's assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market securities; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Portfolio's assets in domestic securities. By taking a temporary defensive position, the Portfolio may not achieve its investment objectives.

Risks. An investment in International Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

International Value Portfolio: The Portfolio seeks to achieve its objective of long-term capital growth by investing primarily in equity securities of small, medium and large-sized foreign companies and governmental agencies which are, in Templeton's opinion, trading at a discount to what Templeton believes the security may be worth. The Portfolio may invest in securities of companies or governments in developed foreign markets or in developing or emerging markets. There is no guarantee, however, that the Portfolio will achieve its objective.

Equity securities generally entitle the holder to participate in a company's general operating results and include common stock, preferred stock, warrants or rights to purchase such securities. In selecting equity securities for the Portfolio, Templeton performs a bottom-up, company-by-company analysis, rather than focusing on a specific industry or economic sector. As noted, Templeton concentrates primarily on the market price of a company's securities and seeks companies whose securities Templeton believes are undervalued. Templeton also typically considers a company's historical value measures, including price/earnings ratios, future earnings, cash flow or asset value potential.

In an attempt to respond to adverse market, economic, political or other conditions, Templeton may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. dollar and non-U.S. dollar-denominated securities such as government securities (obligations up to five years to maturity issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities), commercial paper and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. By taking a temporary defensive position, the Portfolio may not always achieve its investment objective.

Risks. An investment in International Value Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Asset Strategy Portfolio: The Portfolio seeks to achieve its objective of high total return over the long term by allocating its assets primarily among a diversified portfolio of stocks, bonds and short-term instruments of both foreign and domestic issuers. The Portfolio may invest up to 100% of its assets in foreign securities. The Portfolio may invest in almost any market that WRIMCO believes offers the greatest probability of return or, alternatively, that provides the highest degree of safety in uncertain times.

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO's assessment of the market for each investment type. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio's objective. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Portfolio, and there is no guarantee that the Portfolio will achieve its objective.

WRIMCO tries to balance the Portfolio's investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Portfolio's mix.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio may also invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while also maintaining liquidity.

The Portfolio may also seek to reduce or hedge the risks of investing in certain gold-related securities by investing in options on gold or in futures contracts on gold.

As noted, the Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has gone down), the seller would make a termination payment to the buyer. As the seller of credit protection, the Portfolio would effectively add leverage because, in addition to its total net assets, the Portfolio would be subject to the investment exposure of the notional amount of the swap. As the buyer, the Portfolio normally would be hedging its exposure on debt obligations that it holds.

As a temporary defensive measure, the Portfolio may increase its holdings in bonds or short-term instruments when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value; the Portfolio may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to all of the Portfolio's assets in money market instruments rated in one of the two highest rating categories by any NRSRO, or unrated securities judged by WRIMCO to be of comparable quality, and up to 25% of the Portfolio's assets in precious metals.

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

Risks. An investment in Asset Strategy Portfolio is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Investment Company Securities Risk
  Large Company Risk
  Liquidity Risk
  Low-rated Securities Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Balanced Portfolio: The Portfolio seeks to achieve its primary objective of providing current income, and its secondary objective of long-term appreciation of capital, by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Portfolio will achieve its objectives.

The Portfolio owns common stocks in order to provide possible appreciation of capital and/or dividend income and the Portfolio invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio may also invest in convertible securities. The Portfolio ordinarily invests at least 25% of its total assets in fixed-income securities.

In its equity investments, the Portfolio invests primarily in medium to large, well-established companies, that typically issue dividend-producing securities. The majority of the Portfolio's debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Portfolio has no limitations on the range of maturities of debt securities in which it may invest nor on the size of companies in which it may invest. The Portfolio may also purchase an unlimited amount of foreign securities; however, the Portfolio intends to have less than 10% of its total assets invested in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Portfolio may not achieve its investment objectives.

Risks. An investment in Balanced Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Energy Portfolio: The Portfolio seeks to achieve its objective of long-term capital appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, including the production, exploration, distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

After reviewing the market outlook for the energy industry and then identifying trends and sectors, WRIMCO uses a research-oriented, bottom-up investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects. In general, the Portfolio emphasizes companies that WRIMCO believes are strongly managed and will generate above-average, long-term capital appreciation.

There is no guarantee, however, that the Portfolio will achieve its objective.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Portfolio is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

  international political developments
  production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations energy conservation
  the regulatory environment
  tax policies
  the economic growth and political stability of the key energy-consuming countries

The Portfolio may, but is not required to, use a range of other investment techniques, including investing in physical commodities within the energy sector (primarily crude oil, natural gas and coal), income trusts, publicly-traded partnerships (often referred to as master limited partnerships (MLPs)), derivatives (primarily for the purpose of hedging various market risks such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) and selling securities short. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The MLPs in which the Portfolio may invest are primarily engaged in oil and gas-related businesses, including companies that process and distribute energy. Net income from an interest in a qualified publicly-traded partnership (QPTP) is qualifying income for a mutual fund. The Portfolio intends that all of the MLPs in which it invests will be QPTPs. Please see the SAI regarding the tax and potential regulatory consequences if the Portfolio invests in a MLP that is not a QPTP. The value of these instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political or regulatory developments.

Investing in commodities may expose the Portfolio to other risk considerations such as potentially severe price fluctuations over short periods of time and storage costs that exceed the custodial and/or brokerage costs associated with the Portfolio's other holdings. The Portfolio's investments in income trusts, MLPs, and commodities (and derivatives related thereto) will be limited by tax considerations.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and are typically highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio's performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Energy Portfolio is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Short Sales Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Global Natural Resources Portfolio: The Portfolio seeks to achieve its objective of long-term growth by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to minimize risk through diversifying the Portfolio's holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce portfolio volatility. Mackenzie searches for well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Portfolio's holdings with established larger companies that have historically strong-producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Portfolio.

The Portfolio may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements) or to enhance potential gain.

The Portfolio may also invest in precious metals and other physical commodities.

As a temporary defensive measure, when Mackenzie believes that securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its assets in securities that are highly liquid, including high-quality money market instruments, such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and are typically highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio's performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Global Natural Resources Portfolio is subject to various risks, including the following:

  Commodities Risk
  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Real Estate Securities Portfolio: The Portfolio seeks to achieve its objective of total return through a combination of capital appreciation and current income by investing primarily in real estate securities and real estate-related securities. The Portfolio does not invest directly in real estate. There is no guarantee, however, that the Portfolio will achieve its objective.

"Real estate" securities include securities offered by issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly-traded limited partnerships.

"Real estate-related" securities include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, brokers, financial institutions that issue or service mortgages and resort companies.

In its analysis of issuers, Advantus Capital has built a network of industry contacts through which it is able to enhance its knowledge of a company's underlying assets. Advantus Capital utilizes this knowledge and its diligent focus on company fundamentals in selecting securities for the Portfolio. Advantus Capital believes that the core operating performance of an issuer is a key determinant in its stock performance.

Most of the Portfolio's real estate securities portfolio consists of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and mortgages. The Portfolio mostly invests in shares of equity REITs but also invests lesser portions of its assets in shares of mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (Code), may deduct dividends paid to shareholders, effectively eliminating any entity-level Federal income tax. As a result, REITs distribute a larger portion of their earnings to investors than other entities subject to Federal income tax. A REOC is a corporation or partnership (or an entity treated as such) that invests in real estate, mortgages or shares issued by REITs, but may also engage in related or unrelated businesses. A REOC is typically structured as a "C" corporation under the Code and does not have the favorable tax treatment that is accorded a REIT.

The Portfolio may invest up to 10% of its total assets in foreign securities and may invest up to 20% of its assets in securities issued by companies outside of the real estate industry. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

An investment in the Portfolio may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. As well, the value of the Portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Real Estate Securities Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  REIT-Related Risk
  REOC-Related Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Science and Technology Portfolio: The Portfolio seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of domestic and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industries. There is no guarantee, however, that the Portfolio will achieve its objective.

In its selection of securities for investment by the Portfolio, WRIMCO aims to identify stocks that it believes to be benefiting from the world's strongest secular economic trends, and then applies its bottom-up research to identify what it believes are the best holdings for the Portfolio.

The Portfolio may invest in, but is not limited to, areas such as:

  aerospace and defense electronics
  biotechnology
  business machines
  cable and broadband access
  communications equipment and software
  computer software and services
  computer systems
  electronics and energy
  electronic media
  genomics
  internet and internet-related services
  medical devices and drugs
  medical and hospital supplies and services
  office equipment, supplies and services (including transaction processing services)

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities.

The Portfolio may, but is not required to, use a range of derivative investment techniques, typically options on common stocks, to hedge various market risks as well as a supplement in pursuit of its investment objective.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Risks. An investment in Science and Technology Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Money Market Portfolio: The Portfolio seeks to achieve its objective of maximum current income consistent with stability of principal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Portfolio may invest or a corporation in whose commercial paper the Portfolio may invest

The Portfolio may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

Risks. An investment in Money Market Portfolio is subject to various risks, including the following:

  Company Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

FUND OF FUNDS RISKS

Each of the Pathfinder Portfolios is a "fund of funds," which means that it invests substantially all of its assets in a number of other Portfolios rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Pathfinder Portfolio is subject to the following risks.

Your investment in a Pathfinder Portfolio is subject to all the risks of an investment directly in the Underlying Funds the Pathfinder Portfolio holds. These risks are disclosed for each Underlying Fund earlier in this Prospectus in their respective sections and above in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks."

A Pathfinder Portfolio's performance reflects the investment performance of the Underlying Funds it holds. A Pathfinder Portfolio's performance thus depends both on the allocation of its assets among the various Underlying Funds and the ability of those Underlying Funds to meet their respective investment objectives. WRIMCO may not accurately assess the attractiveness or risk potential of particular Underlying Funds, asset classes, or investment styles.

Each Pathfinder Portfolio invests in a limited number of Underlying Funds and may invest a significant portion of its assets in a single Underlying Fund. Therefore, the performance of a single Underlying Fund can have a significant effect on the performance of a Pathfinder Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any Underlying Fund will achieve its investment objective(s).

One Underlying Fund may purchase the same securities that another Underlying Fund sells. A Pathfinder Portfolio that invests in both Underlying Funds would indirectly bear the costs of these trades.

While an investor may invest in the Underlying Funds (which are also available to Policyowners through their Policies), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Pathfinder Portfolios, because the Portfolios offer professional asset allocation and an added measure of diversification. WRIMCO monitors each Pathfinder Portfolio's holdings and cash flow and periodically adjusts each Pathfinder Portfolio's mix to keep the Pathfinder Portfolio closely aligned to its investment strategies in changing market conditions. Underlying Funds may be added or removed from a Pathfinder Portfolio's allocation mix by WRIMCO without notice to investors.

Because you are investing indirectly through the Pathfinder Portfolios, you will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, service and accounting fees), as well as the expenses of the particular Pathfinder Portfolio. No front-end sales load or contingent deferred sales charge is charged, either by the Underlying Funds or by the Pathfinder Portfolios. Although the Underlying Funds will charge a Rule 12b-1 fee, the Pathfinder Portfolios do not charge a Rule 12b-1 fee, so there is no duplication of these fees.

ADDITIONAL INVESTMENT CONSIDERATIONS

The objective(s) and investment policies of each Portfolio may be changed by the Directors of the Corporation without a vote of the Portfolio's shareholders, unless a policy or restriction is otherwise described.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates and other company and economic news. Performance will also depend on the skill of WRIMCO or the investment subadvisor in selecting investments.

Each Portfolio may also invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio (other than Money Market Portfolio) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise in 2006 and 2007 of foreclosures on home loans secured by subprime mortgages. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant.

Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by a Portfolio.

Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO or the investment subadvisor, as applicable, may invest a portion of the Portfolio's assets in cash or cash equivalents if WRIMCO or the investment subadvisor, as applicable, is unable to identify and acquire a sufficient number of securities that meet WRIMCO's or the investment subadvisor's, as applicable, selection criteria for implementing the Portfolio's investment objective(s), strategies and policies.

You will find more information in the SAI about each Portfolio's permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings is available in the SAI.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com

DEFINING RISKS

Commodities Risk -- Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Company Risk -- An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk -- If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk -- An issuer of a debt security (including mortgage-backed securities) or a REIT may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of a Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If a Portfolio purchases unrated securities and obligations, it will depend on the analysis of WRIMCO or the investment subadvisor, as applicable, of credit risk more heavily than usual.

Derivatives Risk -- A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative's value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO or an investment subadvisor as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Portfolio (other than Money Market Portfolio) may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Portfolio as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Diversification Risk -- A Portfolio is subject to diversification risk if the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Portfolio is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). A Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than if it had a more diversified investment portfolio.

Emerging Market Risk -- Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk -- Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Portfolios (other than Money Market Portfolio) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent a Portfolio's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk -- Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk -- A Portfolio may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk -- Investments in IPOs can have a significant positive impact on the Portfolio's performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

Interest Rate Risk -- The value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk -- As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity. Since most ETFs are a type of investment company, a Portfolio's purchases of shares of such ETFs are subject to the Portfolio's non-fundamental investment restrictions regarding investments in other investment companies.

ETFs have a market price which reflects a specified fraction of the value of the designated index and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF generally present the same primary risks as investments in a conventional fund, which are not exchange-traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk -- A Portfolio with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk -- Generally, a security is liquid if a Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk -- In general, low-rated debt securities (commonly referred to as "high-yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Portfolio's returns. In adverse economic or other circumstances, issuers of these lower-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Market Risk -- All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk -- Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and a Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Portfolio purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the Portfolio as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Prepayment Risk -- Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's investment income.

REIT-Related Risk -- The value of a Portfolio's REIT securities may be adversely affected by changes in the value of the REIT's underlying property. In addition, the value of a REIT could be adversely affected if the REIT fails to qualify for tax-free pass-through treatment under the Code, or maintain its exemption from registration under the 1940 Act.

REOC-Related Risk -- A REOC is similar to an equity REIT in that it is a company that owns and operates commercial real estate, but unlike a REIT it has the freedom to reinvest all its funds from operations back into the company, and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Portfolio's REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a typical REOC does not have the favorable tax treatment that is accorded a REIT.

Short Sales Risk -- Short sales are transactions in which a Portfolio sells a security it does not own. To complete the transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be higher or lower than the price at which the security was sold by a Portfolio. If the underlying security goes down in price between the time a Portfolio sells the security and buys it back, a Portfolio will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a Portfolio will realize a loss on the transaction. Any such loss is increased by the amount of the premium or interest a Portfolio must pay to the lender of the security. A Portfolio is also required to segregate assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet a Portfolio's needs for immediate cash or other liquidity. A Portfolio's investment performance may also suffer if a Portfolio is required to close out a short position earlier than it intended. In addition, a Portfolio may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance.

Small Company Risk -- Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO or the investment subadvisor, undervalued. The value of a security believed by WRIMCO or the investment subadvisor, as applicable, to be undervalued may never reach what is believed to be its full value, or such security's value may decrease.

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio's investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, each of the funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), an affiliate of WRIMCO. IICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds. WRIMCO had approximately $38.3 billion in assets under management as of December 31, 2007.

Advantus Capital Management, Inc. (Advantus Capital), an investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Mortgage Securities Portfolio and Real Estate Securities Portfolio pursuant to an agreement with WRIMCO. Since its inception in 1985, Advantus Capital and its predecessor provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Advantus Capital also manage Minnesota Life's investment portfolios. Advantus Capital had approximately $19 billion in assets under management as of December 31, 2007.

Mackenzie Financial Corporation (Mackenzie), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S 3B5, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Global Natural Resources Portfolio pursuant to an agreement with WRIMCO. Mackenzie has been an investment counsel and mutual fund manager in Toronto for more than 35 years, and as of December 31, 2007 had over $63.3 billion Canadian in assets under management.

Templeton Investment Counsel, LLC (Templeton), an investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, International Value Portfolio pursuant to an agreement with WRIMCO. Templeton has an agreement with its affiliate, Templeton Global Advisors Limited, under which the portfolio manager provides his services to International Value Portfolio. Templeton and the direct and indirect subsidiaries of Templeton Worldwide, Inc. had approximately $238 billion in assets under management as of December 31, 2007.

Wall Street Associates (WSA), located at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, serves as the investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Micro Cap Growth Portfolio pursuant to an agreement with WRIMCO. WSA had approximately $2.3 billion in assets under management as of December 31, 2007.

Asset Strategy Portfolio: Michael L. Avery, Daniel J. Vrabac and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Asset Strategy Portfolio. Mr. Avery has held his responsibilities for Asset Strategy Portfolio since January 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO or IICO serve as investment manager. Mr. Avery has served as Chief Investment Officer of Waddell & Reed Financial, Inc., WRIMCO and IICO since June 2005. Mr. Avery has served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MA with emphasis on finance from St. Louis University.

Mr. Caldwell has held his responsibilities for Asset Strategy Portfolio since January 2007. His investment research responsibilities are concentrated in asset managers and brokers, and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Vice President of IICO and WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Mr. Vrabac has held his responsibilities for Asset Strategy Portfolio since January 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies managed by WRIMCO or IICO. Mr. Vrabac has been an employee of WRIMCO since May 1994. He earned a BA degree in economics from Duquesne University, and holds an MBA with emphasis in Investments and Finance from Indiana University.

Balanced Portfolio: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Balanced Portfolio. Ms. Prince-Fox has held her responsibilities for Balanced Portfolio since the Portfolio's inception in July 1994. She is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Prince-Fox has served as a portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in finance from St. Mary's University in San Antonio, Texas, and has earned an MBA with an emphasis in finance from Rockhurst College.

Bond Portfolio: James C. Cusser is primarily responsible for the day-to-day management of Bond Portfolio. Mr. Cusser has held his responsibilities for Bond Portfolio since August 1992. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has been an employee of WRIMCO and has served as a portfolio manager for investment companies managed by WRIMCO since August 1992. He earned a BA and MA in political science from The American University, and an MA in political science/public administration from Northern Illinois University. Mr. Cusser is a Chartered Financial Analyst.

Core Equity Portfolio: Erik R. Becker and Gustaf C. Zinn are primarily responsible for the day-to-day management of Core Equity Portfolio, and both have held their Portfolio responsibilities since July 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Core Equity Portfolio since 2003. He has served as a portfolio manager since February 2006, in addition to his duties as a research analyst. He is Vice President of IICO and WRIMCO and Vice President of the Corporation, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Mr. Zinn has been an employee of WRIMCO since 1998. He had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst, and has served as a portfolio manager since February 2006. He is Vice President of IICO and WRIMCO and Vice President of the Corporation, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Dividend Income Portfolio and Energy Portfolio: David P. Ginther is primarily responsible for the day-to-day management of Dividend Income Portfolio and Energy Portfolio. He has held his responsibilities since the inception of Dividend Income Portfolio in December 2003 and since the inception of Energy Portfolio in May 2006. Mr. Ginther is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther earned a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Global Natural Resources Portfolio: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Global Natural Resources Portfolio. He has managed the Portfolio since its inception in April 2005. Mr. Sturm is also primarily responsible for the management of Ivy Global Natural Resources Fund, whose investment adviser is IICO. Mr. Sturm joined Mackenzie in 1983. He is a Chartered Financial Analyst and holds a graduate degree in commerce and finance from the University of Toronto.

Growth Portfolio: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Growth Portfolio. Mr. Becker has held his responsibilities for Growth Portfolio since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his responsibilities for Growth Portfolio since August 1998. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Sanders has been an employee of WRIMCO since August 1998. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

High Income Portfolio: William M. Nelson is primarily responsible for the day-to-day management of High Income Portfolio. Mr. Nelson has held his responsibilities for High Income Portfolio since January 1999. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and portfolio manager of another investment company for which WRIMCO serves as investment manager. Mr. Nelson has been an employee of WRIMCO since January 1995. He earned a BS in business administration from Bucknell University in Lewisburg, Pennsylvania, and an MBA in finance and marketing from the University of Connecticut.

International Growth Portfolio: Thomas A. Mengel is primarily responsible for the day-to-day management of International Growth Portfolio. Mr. Mengel has been an employee of WRIMCO and has held his responsibilities for International Growth Portfolio since May 1996. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Mengel is a graduate of the University of Berlin with a degree in Business, Finance and Economics.

International Value Portfolio: Edgerton Tucker Scott III is primarily responsible for the day-to-day management of International Value Portfolio and has held his responsibilities for International Value Portfolio since its inception in September 2003. Mr. Scott is an Executive Vice President and Research Analyst of Templeton and of Templeton Global Advisors Limited. He served as the portfolio manager for International Stock Portfolio of Advantus Series Fund, Inc., the predecessor of the International Value Portfolio, since February 2000. Mr. Scott has been with Templeton and its affiliates since September 1996. He earned a BA from the University of Virginia and a MBA from Amos Tuck School of Business at Dartmouth College. Mr. Scott is a Chartered Financial Analyst.

Micro Cap Growth Portfolio: The WSA Investment Team is primarily responsible for the day-to-day management of Micro Cap Growth Portfolio. The WSA Investment Team consists of William Jeffery III, Kenneth F. McCain, Paul J. Ariano, Paul K. LeCoq and Carl Wiese. Messrs. Jeffery and McCain are the Founding Principals of Wall Street Associates and have held their responsibilities for the Portfolio since the inception of the predecessor fund in October 1997. They have worked together managing smaller capitalization growth equities for 33 years. Mr. Jeffery earned both a BA in Finance and an MBA from the University of Michigan. Mr. McCain earned a BA in Political Science and an MBA in Finance from the San Diego State University. Messrs. Ariano, Wiese and LeCoq each assumed their management responsibilities for the Portfolio in January 2005. Mr. Ariano joined the firm in 1995 as an analyst and has been co-managing portfolios with Mr. Jeffery for the last several years. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a CFA Charter holder. Mr. Wiese joined the firm in 2000. He earned a BA in Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Wiese is a CFA Charter holder. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago.

Mid Cap Growth Portfolio: Kimberly A. Scott is primarily responsible for the day-to-day management of the Mid Cap Growth Portfolio. She has managed Mid Cap Growth Portfolio since its inception in April 2005. Ms. Scott is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. She served as an investment analyst with WRIMCO from April 1999 to February 2001. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Money Market Portfolio: Mira Stevovich is primarily responsible for the day-to-day management of Money Market Portfolio. Ms. Stevovich has held her responsibilities for Money Market Portfolio since May 1998. She is Vice President of WRIMCO and IICO, Vice President and Assistant Treasurer of the Corporation and Vice President and Assistant Treasurer of other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Stevovich has been an employee of WRIMCO and its predecessor since March 1987. She earned a BA degree from Colorado Womens College. Ms. Stevovich holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. She is a Chartered Financial Analyst.

Mortgage Securities Portfolio: Christopher R. Sebald and David Land are primarily responsible for the day-to-day management of Mortgage Securities Portfolio. Mr. Sebald has held his responsibilities for Mortgage Securities Portfolio since the inception of the Portfolio in May 2004. He has been the Executive Vice President and Chief Investment Officer of Advantus since July, 2007. Mr. Sebald had served as Senior Vice President and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003. Mr. Sebald had served as Senior Vice President and Portfolio Manager for AEGON USA Investment Management from July 2000 through July 2003.

David Land has held his responsibilities for Mortgage Securities Portfolio since the inception of the Portfolio in May 2004. As a member of the Advantus Capital Management Fixed Income Total Return Group, Mr. Land is responsible for the mortgage-backed and asset-backed security portfolios and also contributes to the performance of the aggregate bond portfolios. Mr. Land was Senior Analyst at AXA Investment Managers North America, Inc. from August 2003 to April 2004. He served as Senior Investment Officer of Advantus Capital from July 2000 to July 2003. He is a Chartered Financial Analyst.

Real Estate Securities Portfolio: Joseph R. Betlej and Lowell R. Bolken are primarily responsible for the day-to-day management of Real Estate Securities Portfolio. Mr. Betlej has held his responsibilities for Real Estate Securities Portfolio since the inception of the Portfolio in May 2004. He is Vice President and Investment Officer of Advantus Capital, and has been with Advantus Capital since 1987. Mr. Betlej earned a BA in Architecture from the University of Minnesota and a MS in Real Estate Appraisal and Investment Analysis from the University of Wisconsin at Madison. He is a Chartered Financial Analyst.

Mr. Bolken has held his responsibilities for Real Estate Securities Portfolio since April 2006. He has been an Associate Portfolio Manager with Advantus Capital since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, Dain Rauscher, Inc.

Science and Technology Portfolio: Zachary H. Shafran is primarily responsible for the day-to-day management of Science and Technology Portfolio. Mr. Shafran has held his responsibilities for Science and Technology Portfolio since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Shafran has served as the portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a BSBA degree in Business and an MBA with an emphasis in Finance from the University of Missouri at Kansas City.

Small Cap Growth Portfolio: Kenneth G. McQuade is primarily responsible for the day-to-day management of the Small Cap Growth Portfolio, and has held his responsibilities for Small Cap Growth Portfolio since March 2006. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. He has been an assistant portfolio manager of separately managed small cap accounts since August 2003, and continues with these responsibilities in addition to his day-to-day management of the Small Cap Growth Portfolio. Mr. McQuade is Vice President of WRIMCO and IICO, and Vice President of the Corporation. He earned a BS degree in finance from Bradley University.

Small Cap Value Portfolio: Timothy J. Miller is primarily responsible for the day-to-day management of Small Cap Value Portfolio and has held his responsibilities since March 24, 2008, when WRIMCO assumed direct investment management responsibilities for the Portfolio from BlackRock Capital Management, Inc., the Portfolio's former investment subadvisor. Mr. Miller joined WRIMCO and IICO in February 2008. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Since May 2004, Mr. Miller has served on the Board of Trustees and the Finance Committee of Escuela de Guadalupe, a dual-language, kindergarten through fifth grade school serving children from low-income communities in Denver, Colorado, and has served on the Investment Committee of Regis Jesuit High School in Denver, Colorado, helping the school manage its endowment funds. Mr. Miller holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University. He is a CFA Charter holder.

Value Portfolio: Matthew T. Norris is primarily responsible for the day-to-day management of Value Portfolio. He has held his responsibilities for Value Portfolio since July 2003. Mr. Norris is the Director of Research and a Senior Vice President of WRIMCO and IICO, Vice President of the Corporation, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio and W&R Target Pathfinder Conservative Portfolio: Michael L. Avery is primarily responsible for the day-to-day management of each of the Pathfinder Portfolios, and has held his responsibilities since the inception of each Pathfinder Portfolio. Mr. Avery is also a portfolio manager for Asset Strategy Portfolio, and his biographical information is listed in the disclosure for Asset Strategy Portfolio.

Additional information regarding the portfolio managers, including information about the portfolio managers' compensation, other accounts managed by the portfolio mangers and the portfolio managers' ownership of securities, is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio (except for the Pathfinder Portfolios) pays a management fee to WRIMCO for providing investment advice and supervising its investments. No management fees are charged by WRIMCO for managing the investments of the Pathfinder Portfolios. Each Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

Money Market Portfolio: 0.40% of net assets.

Mortgage Securities Portfolio: 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion.

Bond Portfolio: Effective August 6, 2007: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. (This fee schedule became effective August 6, 2007, upon completion of the merger of W&R Target Limited-Term Bond Portfolio into W&R Target Bond Portfolio. Prior to August 6, 2007, the management fee payable by W&R Target Bond Portfolio (prior to the further waiver discussed below) was: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

High Income Portfolio: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Asset Strategy Portfolio, Balanced Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Growth Portfolio and Value Portfolio: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Energy Portfolio, International Growth Portfolio, International Value Portfolio, Mid Cap Growth Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Real Estate Securities Portfolio: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion.

Micro Cap Growth Portfolio: 0.95% of net assets up to $1 billion, 0.93% of net assets over $1 billion and up to $2 billion, 0.90% of net assets over $2 billion and up to $3 billion, and 0.86% of net assets over $3 billion.

Global Natural Resources Portfolio: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for certain Portfolios are reduced pursuant to a management fee waiver as follows:

Bond Portfolio (prior to August 6, 2007): 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

High Income Portfolio: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Asset Strategy Portfolio and Value Portfolio: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Core Equity Portfolio: 0.65% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Growth Portfolio: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

International Growth Portfolio: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Mid Cap Growth Portfolio, Science and Technology Portfolio and Small Cap Growth Portfolio: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio's investment subadvisor.

For the fiscal year ended December 31, 2007, management fees for each Portfolio as a percent of each such Portfolio's average net assets are as follows:

Management Fees Paid
Asset Strategy Portfolio	0.69%
Balanced Portfolio	0.70%
Bond Portfolio	0.48%
Core Equity Portfolio	0.65%
Dividend Income Portfolio	0.70%
Energy Portfolio	0.05%*
Global Natural Resources Portfolio	1.00%
Growth Portfolio	0.67%
High Income Portfolio	0.57%
International Growth Portfolio	0.82%
International Value Portfolio	0.85%
Micro Cap Growth Portfolio	0.95%
Mid Cap Growth Portfolio	0.83%
Money Market Portfolio	0.40%
Mortgage Securities Portfolio	0.50%
Real Estate Securities Portfolio	0.90%
Science and Technology Portfolio	0.83%
Small Cap Growth Portfolio	0.83%
Small Cap Value Portfolio	0.85%
Value Portfolio	0.69%

*For Portfolios managed solely by WRIMCO, WRIMCO has voluntarily agreed to waive its management fee for any day that a portfolio's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

A discussion regarding the basis of the approval by the Board of Directors of the advisory contract of each of the Portfolios except the Pathfinder Portfolios is available in the Corporation's Annual Report to Shareholders for the period ended December 31, 2007. A discussion regarding the basis of the approval by the Board of Directors of the advisory contract of each of the Pathfinder Portfolios will be available in the Corporation's Semiannual Report to Shareholders for the period ended June 30, 2008.

The Corporation has adopted a Service Plan (Plan) pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio (except for the Pathfinder Portfolios) may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Distributor of the Policies for which the Portfolio is the underlying investment vehicle, in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio's assets on an on-going basis, and, over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

In addition to commission, Nationwide Life Insurance Company and Minnesota Life Insurance Company each pay Waddell & Reed a marketing allowance in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed. The marketing allowance is paid to Waddell & Reed by Nationwide on a monthly basis and by Minnesota Life on a quarterly basis.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the Federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review W&R's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that W&R failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and W&R's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among its conditions requires that W&R: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Affected Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions (please see footnote 1 to the applicable Portfolios' Fees and Expenses tables); bear the costs of an independent fee consultant to be retained by the Disinterested Directors to review and consult regarding the Affected Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Affected Fund shareholders. The NYAG Settlement also effectively requires that the Affected Funds implement certain governance measures designed to maintain the independence of the Affected Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Affected Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, requires W&R to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and the Affected Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Affected Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Affected Funds due to market timing. Therefore, it is not currently possible to specify which particular Affected Fund shareholders or groups of Affected Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts. However, as noted above, the SEC Order makes certain findings with respect to market timing activities in some of the Waddell & Reed Advisors Funds only. Accordingly, it is not expected that shareholders of W&R Target Funds, Inc. will receive distributions of settlement monies.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

BUYING AND SELLING PORTFOLIO SHARES

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WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to Variable Accounts of Participating Insurance Companies to fund benefits payable under the Policies under the Corporation's "Mixed and Shared" Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolios is known as "mixed funding." Shares of the Portfolios are not sold to individual investors.

The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with the Participating Insurance Company to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the separate account of your specific Policy.

The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts of various Participating Insurance Companies to fund benefits of their Policies. Nevertheless, as a condition of the Corporation's Order, the Corporation's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Companies' Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The underwriter of the Portfolios is Waddell & Reed, Inc.

Purchase Price

The purchase price of each share of a Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio's shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of the NAV per share of each Portfolio:

  The securities held by the Portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain swap agreements are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Corporation's board of directors, as discussed below.

In the calculation of the NAV of the Pathfinder Portfolios, the shares of the Underlying Funds held by a Pathfinder Portfolio are valued at their respective NAVs per share.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded. Money Market Portfolio uses the amortized cost method for valuing its portfolio securities. You will find more information in the SAI about this method.

Certain of the Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value estimate made according to procedures approved by the Corporation's Board of Directors. A Portfolio may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio's NAV is calculated.

A Portfolio may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as Global Natural Resources Portfolio, International Growth Portfolio and International Value Portfolio, which may invest a significant portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Corporation's Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. WRIMCO has retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), each Portfolio's transfer agent, in accordance with guidelines adopted by the Corporation's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Corporation's Board of Directors regularly reviews, and WRSCO regularly monitors and reports to the board, the Service's pricing of the Portfolio's foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event -- thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio's NAV will be subject, in part, to the judgment of the Corporation's Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

SELLING SHARES

Shares of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. Of course, the value of the shares redeemed may be more or less that their original purchase price depending upon the market value of a Portfolio's investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to shareholders upon redemption of Portfolio shares. The Corporation may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

  the New York Stock Exchange (NYSE) is closed other than customary weekend and holiday closings or trading on the NYSE is restricted the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Corporation applicable laws and regulations otherwise permit the Corporation to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Corporation, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Corporation and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO, thereby indirectly affecting the Portfolio's shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio, such as Global Natural Resources Portfolio, International Growth Portfolio or International Value Portfolio, invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies, such as Micro Cap Growth Portfolio, Small Cap Growth Portfolio or Small Cap Value Portfolio, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities, such as High Income Portfolio.

To discourage market timing activities by investors, the Corporation's Board of Directors has adopted a market timing policy and has approved the procedures of WRSCO, the Portfolios' transfer agent, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WRSCO typically reviews Portfolio share transactions that exceed certain monetary thresholds within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Portfolio shares. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases of Portfolio shares. The Portfolios may also restrict their exchange privileges in order to protect Portfolio shareholders. Transactions placed in violation of a Portfolio's market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Portfolios' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Portfolios' market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners may also be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

A Portfolio's market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner's ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, W&R) may make payments for marketing, promotional or related services by:

  Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from W&R's own legitimate profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by W&R, and not from the Portfolios' assets, the amount of any revenue sharing payments is determined by W&R.

In addition to the revenue sharing payments described above, W&R may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals.

The recipients of such incentives may include:

  financial advisors affiliated with the Underwriter and other affiliates of W&R;
  broker-dealers and other financial intermediaries that sell such Policies and insurance companies that include shares of the Portfolios as underlying investment options.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.

In addition, W&R may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, WRIMCO and all subadvisers to the Portfolios are prohibited from considering a broker-dealer's sale of any of the Portfolios' shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios are underlying investment options, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO's or a subadvisor's selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy may also provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

DISTRIBUTIONS AND TAXES

__________________________________________________________________________________

DISTRIBUTIONS

Each Portfolio distributes substantially all of its net investment income and net capital gains each year.

         Declared daily and paid monthly: Money Market Portfolio

         Declared and paid annually in December: All other Portfolios

Dividends declared for a particular day are paid to shareholders of record at the close of business on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record at the close of business on the preceding Thursday (or Wednesday if that Thursday is not a business day). Dividends are paid in additional full and fractional shares of the distributing Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

All distributions from net realized long-term and/or short-term capital gains, if any, of each Portfolio other than Money Market Portfolio, are declared and paid annually in December in additional full and fractional shares of the distributing Portfolio. Distributions of net realized short-term capital gains of Money Market Portfolio (it does not anticipate realizing any long-term capital gains) are declared daily and paid monthly in additional full and fractional shares of that Portfolio.

TAXES

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC) for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and gains it distributes to its shareholders.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts of the Participating Insurance Companies, will then be able to use a "look-through" rule in determining whether the Policies indirectly funded by the Portfolio meet the investment diversification rules that apply to those Accounts. If a Portfolio failed to meet those diversification rules, owners of Policies funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WRSCO monitors each Portfolio's compliance with the applicable RIC qualification and for Variable Account diversification rules.

You will find information in the SAI about Federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Participating Insurance Companies' separate accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolios' shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for the Policy. Prospective investors are urged to consult with their tax advisors.

W&R Target Funds, Inc.

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio's financial statements for the fiscal period ended December 31, 2007, is included in the Corporation's Annual Report to Shareholders, which is available upon request.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

ASSET STRATEGY PORTFOLIO

	For the fiscal year ended December 31,
	------------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$9.0016	$8.8625	$7.6926	$6.9237	$6.3078
	----------	----------	----------	----------	----------
Income from investment operations:
Net investment income	0.0932	0.0958	0.0836	0.0699	0.0769
Net realized and unrealized gain
on investments	3.8531	1.7042	1.7847	0.8508	0.6469
	----------	----------	----------	----------	----------
Total from investment operations	3.9463	1.8000	1.8683	0.9207	0.7238
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0709)	(0.0354)	(0.0762)	(0.0990)	(0.0769)
Capital gains	(0.5533)	(1.6255)	(0.6222)	(0.0528)	(0.0310)
	----------	----------	----------	----------	----------
Total distributions	(0.6242)	(1.6609)	(0.6984)	(0.1518)	(0.1079)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$12.3237	$9.0016	$8.8625	$7.6926	$6.9237
	======	======	======	======	======
Ratios/Supplemental Data
Total return	44.11%	20.15%	24.27%	13.30%	11.47%
Net assets, end of period
(in millions)	$913	$602	$416	$282	$227
Ratio of expenses to
average net assets
including expense waiver	1.03%	1.02%	1.03%	1.06%	1.03%
Ratio of net investment
income to average net assets
including expense waiver	0.96%	1.16%	1.10%	1.02%	1.27%
Ratio of expenses to
average net assets
excluding expense waiver	1.04%	1.03%	1.03%[1]	1.06%[1]	1.03%[1]
Ratio of net investment
income to average net assets
excluding expense waiver	0.95%	1.15%	1.10%[1]	1.02%[1]	1.27%[1]
Portfolio turnover rate	98%	148%	79%	118%	224%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

BALANCED PORTFOLIO

	For the fiscal year ended December 31,
	------------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$8.7056	$7.9631	$7.6783	$7.1491	$6.0423
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.1388	0.1224	0.0999	0.1096	0.0467
Net realized and unrealized gain
(loss) on investments	1.0508	0.7704	0.2851	0.5292	1.1068
	----------	----------	----------	----------	----------
Total from investment operations	1.1896	0.8928	0.3850	0.6388	1.1535
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.1326)	(0.1207)	(0.1002)	(0.1096)	(0.0467)
Capital gains	(0.0002)	(0.0296)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.1328)	(0.1503)	(0.1002)	(0.1096)	(0.0467)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$9.7624	$8.7056	$7.9631	$7.6783	$7.1491
	======	======	======	======	======
Ratios/Supplemental Data
Total return	13.67%	11.21%	5.01%	8.93%	19.09%
Net assets, end of period
(in millions)	$559	$565	$582	$628	$615
Ratio of expenses to
average net assets	1.01%	1.01%	1.01%	1.02%	1.00%
Ratio of net investment
income to average
net assets	1.40%	1.37%	1.20%	1.45%	1.37%
Portfolio turnover rate	8%	28%	52%	39%	43%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

BOND PORTFOLIO

	For the fiscal year ended December 31,
	------------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$5.2752	$5.2928	$5.4762	$5.5710	$5.6032
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.2428	0.2434	0.2356	0.2463	0.2667
Net realized and unrealized gain
(loss) on investments	0.0489	(0.0182)	(0.1464)	(0.0302)	(0.0322)
	----------	----------	----------	----------	----------
Total from investment operations	0.2917	0.2252	0.0892	0.2161	0.2345
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.2414)	(0.2411)	(0.2464)	(0.2463)	(0.2667)
Capital gains	(0.0000)	(0.0017)	(0.0262)	(0.0646)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.2414)	(0.2428)	(0.2726)	(0.3109)	(0.2667)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$5.3255	$5.2752	$5.2928	$5.4762	$5.5710
	======	======	======	======	======
Ratios/Supplemental Data
Total return	5.67%	4.24%	1.61%	3.88%	4.18%
Net assets, end of period
(in millions)	$296	$213	$212	$218	$235
Ratio of expenses to
average net assets
including expense waiver	0.82%	0.84%	0.86%	0.85%	0.84%
Ratio of net investment
income to average net assets
including expense waiver	4.57%	4.49%	4.17%	4.16%	4.26%
Ratio of expenses to
average net assets
excluding expense waiver	0.85%	0.85%	0.86%[1]	0.85%[1]	0.84%[1]
Ratio of net investment
income to average net assets
excluding expense waiver	4.54%	4.48%	4.17%[1]	4.16%[1]	4.26%[1]
Portfolio turnover rate	42%	54%	43%	47%	53%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

CORE EQUITY PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$12.5485	$11.1221	$10.2369	$ 9.3996	$8.0720
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.0977	0.0805	0.0358	0.0622	0.0662
Net realized and unrealized gain
(loss) on investments	1.6632	1.8084	0.8859	0.8373	1.3276
	----------	----------	----------	----------	----------
Total from investment operations	1.7609	1.8889	0.9217	0.8995	1.3938
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0862)	(0.1093)	(0.0365)	(0.0622)	(0.0662)
Capital gains	(1.2649)	(0.3532)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(1.3511)	(0.4625)	(0.0365)	(0.0622)	(0.0662)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$12.9583	$12.5485	$11.1221	$10.2369	$9.3996
	=======	======	======	=======	=======
Ratios/Supplemental Data
Total return	14.03%	16.99%	9.01%	9.57%	17.27%
Net assets, end of period
(in millions)	$746	$762	$723	$737	$736
Ratio of expenses to
average net assets
including expense waiver	0.96%	0.99%	1.01%	1.01%	1.00%
Ratio of net investment
income to average net assets
including expense waiver	0.68%	0.62%	0.32%	0.62%	0.78%
Ratio of expenses to
average net assets
excluding expense waiver	1.01%	1.00%	1.01%[1]	1.01%[1]	1.00%[1]
Ratio of net investment
income to average net assets
excluding expense waiver	0.63%	0.61%	0.32%[1]	0.62%[1]	0.78%[1]
Portfolio turnover rate	83%	103%	62%	54%	49%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

DIVIDEND INCOME PORTFOLIO

	For the				For the
	fiscal year				period from
	ended				12-30-03[1]
	December 31,				through
	2007	2006	2005	2004	12-31-03
	-----------------------------------------------------------				----------
Per-Share Data
Net asset value,
beginning of period	$6.9651	$6.1121	$5.4645	$5.0000	$5.0000
	----------	----------	---------	---------	----------
Income from investment operations:
Net investment income	0.0881	0.0857	0.0643	0.0337	0.0000
Net realized and unrealized gain
on investments	1.0765	0.8867	0.6476	0.4645	0.0000
	----------	----------	---------	---------	---------
Total from investment operations	1.1646	0.9724	0.7119	0.4982	0.0000
	---------	----------	--------	---------	---------
Less distributions from:
Net investment income	(0.0675)	(0.0849)	(0.0643)	(0.0337)	(0.0000)
Capital gains	(0.0607)	(0.0345)	(0.0000)	(0.0000)	(0.0000)
	----------	--------	---------	----------	----------
Total distributions	(0.1282)	(0.1194)	(0.0643)	(0.0337)	(0.0000)
	----------	----------	--------	---------	----------

Net asset value,
end of period	$8.0015	$6.9651	$6.1121	$5.4645	$5.0000
	======	=======	=======	=======	======
Ratios/Supplemental Data
Total return	16.72%	15.91%	13.03%	9.96%	0.00%
Net assets, end of period (in millions)	$121	$81	$43	$17	$--*
Ratio of expenses to average net assets
including voluntary expense waiver	1.04%	1.07%	0.93%	0.76%	0.00%
Ratio of net investment income to
average net assets including
voluntary expense waiver	1.29%	1.63%	1.53%	2.08%	0.00%
Ratio of expenses to average net assets
excluding voluntary expense waiver	1.04%[2]	1.07%[2]	1.12%	1.46%	0.00%
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	1.29%[2]	1.63%[2]	1.34%	1.38%	0.00%
Portfolio turnover rate	17%	17%	22%	22%	0%

*Not shown due to rounding.

1Commencement of operations.

2There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout the period)

ENERGY PORTFOLIO

	For the	For the
	fiscal year	period from
	ended	5-1-06[1]
	December 31,	through
	2007	12-31-06
	-----------------	------------
Per-Share Data
Net asset value,
beginning of period	$4.6351	$5.0000
	---------	---------
Income (loss) from investment operations:
Net investment income	0.0280	0.0248
Net realized and unrealized loss
on investments	2.3497	(0.3654)
	---------	---------
Total from investment operations	2.3777	(0.3406)
	---------	---------
Less distributions from:
Net investment income	(0.0209)	(0.0243)
Capital gains	(0.0187)	(0.0000)
	---------	---------
Total distributions	(0.0396)	(0.0243)
	---------	---------
Net asset value,
end of period	$6.9732	$4.6351
	=======	======
Ratios/Supplemental Data
Total return	51.30%	-6.81%
Net assets, end of period (in millions)	$26	$7
Ratio of expenses to average net assets
including voluntary expense waiver	0.52%	0.64%[2]
Ratio of net investment income to
average net assets including
voluntary expense waiver	0.78%	1.05%[2]
Ratio of expenses to average net assets
excluding voluntary expense waiver	1.32%	1.49%[2]
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	-0.02%	0.20%[2]
Portfolio turnover rate	13%	12%

1Commencement of operations.

2Annualized.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL NATURAL RESOURCES PORTFOLIO

	For the		For the
	fiscal year		period from
	ended		4-28-05[1]
	December 31,		through
	2007	2006	12-31-05
	-------------------------		------------
Per-Share Data
Net asset value,
beginning of period	$7.5711	$6.2719	$5.0000
	---------	----------	---------
Income (loss) from investment operations:
Net investment income (loss)	0.0148	0.0295	(0.0112)
Net realized and unrealized gain
on investments	3.2797	1.5690	1.3132
	---------	---------	---------
Total from investment operations	3.2945	1.5985	1.3020
	---------	---------	---------
Less distributions from:
Net investment income	(0.0022)	(0.0235)	(0.0000)
Capital gains	(0.7796)	(0.2758)	(0.0301)
	---------	----------	----------
Total distributions	(0.7818)	(0.2993)	(0.0301)
	---------	----------	---------

Net asset value,
end of period	$10.0838	$7.5711	$6.2719
	=======	======	=======
Ratios/Supplemental Data
Total return	43.50%	25.49%	26.04%
Net assets, end of period (in millions)	$165	$90	$32
Ratio of expenses to average net assets	1.38%	1.51%	2.17%[2]
Ratio of net investment income (loss) to
average net assets	0.20%	0.53%	-0.60%[2]
Portfolio turnover rate	122%	111%	66%

1Commencement of operations.

2Annualized.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

GROWTH PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$9.7813	$9.3125	$8.3728	$8.1267	$6.6041
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income (loss)	(0.0008)	(0.0001)	(0.0029)	0.0228	(0.0048)
Net realized and unrealized gain
(loss) on investments	2.5262	0.4689	0.9429	0.2460	1.5275
	----------	----------	----------	----------	----------
Total from investment operations	2.5254	0.4688	0.9400	0.2688	1.5227
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0001)	(0.0000)	(0.0003)	(0.0227)	(0.0001)
Capital gains	(0.2829)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.2830)	(0.0000)	(0.0003)	(0.0227)	(0.0001)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$12.0237	$9.7813	$9.3125	$8.3728	$8.1267
	======	======	======	======	======
Ratios/Supplemental Data
Total return	25.81	5.04%	11.23%	3.31%	23.06%
Net assets, end of period
(in millions)	$1,305	$1,177	$1,252	$1,252	$1,283
Ratio of expenses to
average net assets
including expense waiver	0.97%	0.99%	1.00%	1.00%	0.99%
Ratio of net investment
income (loss) to average net assets
including expense waiver	-0.01%	0.00%	-0.03%	0.27%	-0.09%
Ratio of expenses to
average net assets
excluding expense waiver	0.99%	1.00%	1.00%[1]	1.00%[1]	0.99%[1]
Ratio of net investment
income (loss) to average net assets
excluding expense waiver	-0.03%	-0.01%	-0.03%[1]	0.27%[1]	-0.09%[1]
Portfolio turnover rate	42%	67%	59%	81%	59%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

HIGH INCOME PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$3.3398	$3.2521	$3.4276	$3.3375	$2.9986
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.2717	0.2518	0.2626	0.2391	0.2529
Net realized and unrealized gain
(loss) on investments	(0.1440)	0.0827	(0.1749)	0.0901	0.3389
	----------	----------	----------	----------	----------
Total from investment operations	0.1277	0.3345	0.0877	0.3292	0.5918
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.2644)	(0.2468)	(0.2632)	(0.2391)	(0.2529)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.2644)	(0.2468)	(0.2632)	(0.2391)	(0.2529)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$3.2031	$3.3398	$3.2521	$3.4276	$3.3375
	======	======	======	======	======
Ratios/Supplemental Data
Total return	3.86%	10.27%	2.55%	9.86%	19.74%
Net assets, end of period
(in millions)	$214	$204	$186	$190	$164
Ratio of expenses to
average net assets
including expense waiver	0.90%	0.94%	0.95%	0.96%	0.95%
Ratio of net investment
income to average net assets
including expense waiver	7.90%	7.48%	7.35%	7.13%	7.99%
Ratio of expenses to
average net assets
excluding expense waiver	0.95%	0.95%	0.95%[1]	0.96%[1]	0.95%[1]
Ratio of net investment
income to average net assets
excluding expense waiver	7.85%	7.47%	7.35%[1]	7.13%[1]	7.99%[1]
Portfolio turnover rate	74%	71%	54%	83%	119%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL GROWTH PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$9.1353	$7.5943	$6.6534	$5.8722	$4.7683
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.0630	0.0672	0.0493	0.0367	0.0833
Net realized and unrealized gain
(loss) on investments	1.8829	1.5263	1.0465	0.7853	1.1039
	----------	----------	----------	----------	----------
Total from investment operations	1.9459	1.5935	1.0958	0.8220	1.1872
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0587)	(0.0525)	(0.1549)	(0.0408)	(0.0833)
Capital gains	(0.2739)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.3326)	(0.0525)	(0.1549)	(0.0408)	(0.0833)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$10.7486	$9.1353	$7.5943	$6.6534	$5.8722
	======	======	======	======	======
Ratios/Supplemental Data
Total return	21.29	20.99%	16.47%	14.00%	24.90%
Net assets, end of period
(in millions)	$283	$245	$206	$187	$170
Ratio of expenses to
average net assets
including expense waiver	1.17%	1.20%	1.21%	1.20%	1.24%
Ratio of net investment
income to average net assets
including expense waiver	0.63%	0.81%	0.67%	0.59%	1.70%
Ratio of expenses to
average net assets
excluding expense waiver	1.20%	1.21%	1.21%[1]	1.20%[1]	1.24%[1]
Ratio of net investment
income to average net assets
excluding expense waiver	0.60%	0.80%	0.67%[1]	0.59%[1]	1.70%[1]
Portfolio turnover rate	95%	96%	86%	81%	131%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL VALUE PORTFOLIO*

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$22.7794	$19.1711	$19.1681	$15.8947	$11.0000
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.4391	0.4593	0.3199	0.2759	0.2558
Net realized and unrealized gain
(loss) on investments	1.8126	5.2176	1.8192	3.3285	4.8829
	----------	----------	----------	----------	----------
Total from investment operations	2.2517	5.6769	2.1391	3.6044	5.1387
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.3937)	(0.4097)	(0.4226)	(0.1850)	(0.2440)
Capital gains	(2.2439)	(1.6589)	(1.7135)	(0.1460)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(2.6376)	(2.0686)	(2.1361)	(0.3310)	(0.2440)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$22.3935	$22.7794	$19.1711	$19.1681	$15.8947
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	9.88%	29.61%	11.16%	22.68%	46.85%
Net assets, end of period
(in millions)	$636	$589	$463	$401	$324
Ratio of expenses to
average net assets	1.18%	1.18%	1.19%	1.19%	1.07%
Ratio of net investment
income to average
net assets	1.81%	2.13%	1.63%	1.65%	2.03%
Portfolio turnover rate	23%	29%	23%	31%	35%

*The information shown for periods prior to September 22, 2003 is that for Advantus International Portfolio of Advantus Series Fund, Inc., the predecessor of the International II Portfolio, now known as International Value Portfolio.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

MICRO CAP GROWTH PORTFOLIO*

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$20.0796	$17.8866	$14.7992	$13.4476	$ 8.7000
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment loss	(0.2565)	(0.2064)	(0.1737)	(0.1794)	(0.1178)
Net realized and unrealized gain
(loss) on investments	1.5607	2.3994	3.2611	1.5310	4.8654
	----------	----------	----------	----------	----------
Total from investment operations	1.3042	2.1930	3.0874	1.3516	4.7476
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$21.3838	$20.0796	$17.8866	$14.7992	$13.4476
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	6.49%	12.26%	20.87%	10.05%	54.41%
Net assets, end of period
(in millions)	$60	$60	$53	$41	$41
Ratio of expenses to
average net assets including
voluntary expense waiver	1.32%	1.32%	1.35%	1.35%	1.37%
Ratio of net investment
loss to average
net assets including
voluntary expense waiver	-1.18%	-1.06%	-1.15%	-1.26%	-1.17%
Ratio of expenses to
average net assets excluding
voluntary expense waiver	1.32%[1]	1.32%[1]	1.35%[1]	1.35%[1]	1.51%
Ratio of net investment
loss to average
net assets excluding
voluntary expense waiver	-1.18%[1]	-1.06%[1]	-1.15%[1]	-1.26%[1]	-1.31%
Portfolio turnover rate	57%	60%	54%	65%	74%

*The information shown for periods prior to September 22, 2003 is that for Advantus Micro-Cap Growth Portfolio of Advantus Series Fund, Inc., the predecessor of the Micro Cap Growth Portfolio.

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

MID CAP GROWTH PORTFOLIO

	For the		For the
	fiscal year		period from
	ended		4-28-05[1]
	December 31,		through
	2007	2006	12-31-05
	-------------------------		------------
Per-Share Data
Net asset value,
beginning of period	$6.5601	$6.0653	$5.0000
	----------	-----------	---------
Income from investment operations:
Net investment income	0.0034	0.0164	0.0064
Net realized and unrealized gain
on investments	0.8245	0.5025	1.0589
	--------	---------	---------
Total from investment operations	0.8279	0.5189	1.0653
	---------	---------	---------
Less distributions from:
Net investment income	(0.0013)	(0.0223)	(0.0000)
Capital gains	(0.1776)	(0.0018)	(0.0000)
	--------	---------	----------
Total distributions	(0.1789)	(0.0241)	(0.0000)
	---------	---------	---------

Net asset value,
end of period	$7.2091	$6.5601	$6.0653
	=======	=======	=======
Ratios/Supplemental Data
Total return	12.62%	8.56%	21.31%
Net assets, end of period (in millions)	$57	$37	$13
Ratio of expenses to average net assets
including voluntary expense waiver	1.21%	0.97%	0.69%[2]
Ratio of net investment income to
average net assets including
voluntary expense waiver	0.06%	0.45%	0.33%[2]
Ratio of expenses to average net assets
excluding voluntary expense waiver	1.24%	1.31%	1.54%[2]
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	0.03%	0.11%	-0.51%[2]
Portfolio turnover rate	31%	23%	11%

1Commencement of operations.

2Annualized.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

MONEY MARKET PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
	----------	----------	----------	----------	----------
Net investment income	0.0451	0.0424	0.0247	0.0070	0.0051
Less dividends declared	(0.0451)	(0.0424)	(0.0247)	(0.0070)	(0.0051)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
	======	======	======	======	======
Ratios/Supplemental Data
Total return	4.60%	4.32%	2.50%	0.70%	0.52%
Net assets, end of period
(in millions)	$89	$70	$52	$55	$64
Ratio of expenses to
average net assets	0.76%	0.77%	0.79%	0.76%	0.75%
Ratio of net investment
income to average
net assets	4.51%	4.29%	2.46%	0.69%	0.53%

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout the period)

MORTGAGE SECURITIES PORTFOLIO

	For the			For the
	fiscal			period from
	year			5-27-04[1]
	ended			through
	2007	2006	2005	12-31-04
	----------------------------------------			------------
Per-Share Data
Net asset value,
beginning of period	$4.9818	$4.9801	$5.0791	$5.0000
	--------	--------	---------	---------
Income (loss) from investment operations:
Net investment income	0.2127	0.2373	0.2010	0.1009
Net realized and unrealized gain
(loss) on investments	(0.0444)	0.0010	(0.0990)	0.1476
	--------	---------	---------	---------
Total from investment operations	0.1683	0.2383	0.1020	0.2485
	---------	---------	---------	---------
Less distributions from:
Net investment income	(0.1688)	(0.2366)	(0.2010)	(0.1009)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0685)
	--------	---------	---------	---------
Total distributions	(0.1688)	(0.2366)	(0.2010)	(0.1694)
	--------	---------	---------	---------
Net asset value,
end of period	$4.9813	$4.9818	$4.9801	$5.0791
	======	======	======	======
Ratios/Supplemental Data
Total return	3.40%	4.77%	2.00%	4.97%
Net assets, end of period (in millions)	$34	$30	$28	$21
Ratio of expenses to average net assets
including voluntary expense waiver	0.96%	0.97%	1.00%	0.71%[2]
Ratio of net investment income to
average net assets including
voluntary expense waiver	4.73%	4.76%	4.21%	4.02%[2]
Ratio of expenses to average net assets
excluding voluntary expense waiver	0.96%[3]	0.97%[3]	1.00%[3]	0.97%[2]
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	4.73%[3]	4.76%[3]	4.21%[3]	3.76%[2]
Portfolio turnover rate	138%	158%	202%	184%

1Commencement of operations.

2Annualized.

3There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout the period)

REAL ESTATE SECURITIES PORTFOLIO

	For the			For the
	fiscal			period from
	year			5-27-04[1]
	ended			through
	2007	2006	2005	12-31-04
	------------------------------------------			------------
Per-Share Data
Net asset value,
beginning of period	$8.7770	$6.9610	$6.5176	$5.0000
	---------	---------	---------	---------
Income from investment operations:
Net investment income	0.0938	0.0367	0.0779	0.0396
Net realized and unrealized gain
on investments	(1.5033)	2.0572	0.6278	1.5935
	---------	---------	--------	---------
Total from investment operations	(1.4095)	2.0939	0.7057	1.6331
	---------	---------	---------	---------
Less distributions from:
Net investment income	(0.0473)	(0.0607)	(0.0954)	(0.0349)
Capital gains	(0.3335)	(0.2172)	(0.1669)	(0.0806)
	---------	---------	---------	---------
Total distributions	(0.3808)	(0.2779)	(0.2623)	(0.1155)
	---------	---------	---------	---------

Net asset value,
end of period	$6.9867	$8.7770	$6.9610	$6.5176
	=======	=======	=======	======
Ratios/Supplemental Data
Total return	-16.07	30.08%	10.83%	32.66%
Net assets, end of period (in millions)	$48	$60	$33	$19
Ratio of expenses to average net assets
including voluntary expense waiver	1.30%	1.31%	1.38%	1.21%[2]
Ratio of net investment income to
average net assets including
voluntary expense waiver	1.08%	1.03%	1.26%	2.14%[2]
Ratio of expenses to average net assets
excluding voluntary expense waiver	1.30%[3]	1.31%[3]	1.38%[3]	1.55%[2]
Ratio of net investment income to
average net assets excluding
voluntary expense waiver	1.08%[3]	1.03%[3]	1.26%[3]	1.80%[2]
Portfolio turnover rate	50%	32%	48%	53%

1Commencement of operations.

2Annualized.

3There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

SCIENCE AND TECHNOLOGY PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$17.7170	$16.8844	$14.4014	$12.3883	$ 9.4961
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment loss	(0.0712)	(0.1178)	(0.1145)	(0.0751)	(0.0521)
Net realized and unrealized gain
(loss) on investments	4.3892	1.4468	2.5975	2.0882	2.9443
	----------	----------	----------	----------	----------
Total from investment operations	4.3180	1.3290	2.4830	2.0131	2.8922
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(4.0573)	(0.4964)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(4.0573)	(0.4964)	(0.0000)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$17.9777	$17.7170	$16.8844	$14.4014	$12.3883
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	24.37%	7.87%	17.25%	16.25%	30.46%
Net assets, end of period
(in millions)	$396	$352	$361	$322	$268
Ratio of expenses to
average net assets
including expense waiver	1.15%	1.17%	1.17%	1.17%	1.16%
Ratio of net investment
loss to average net assets
including expense waiver	-0.42%	-0.65%	-0.74%	-0.59%	-0.52%
Ratio of expenses to
average net assets
excluding expense waiver	1.17%	1.18%	1.17%[1]	1.17%[1]	1.16%[1]
Ratio of net investment
loss to average net assets
excluding expense waiver	-0.44%	-0.66%	-0.74%[1]	-0.59%[1]	-0.52%[1]
Portfolio turnover rate	73%	71%	104%	107%	116%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

SMALL CAP GROWTH PORTFOLIO

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$9.9749	$10.4866	$9.6810	$8.4703	$6.2388
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment loss	(0.0641)	(0.0584)	(0.0647)	(0.0741)	(0.0485)
Net realized and unrealized gain
(loss) on investments	1.4127	0.5883	1.3116	1.2848	2.2800
	----------	----------	----------	----------	----------
Total from investment operations	1.3486	0.5299	1.2469	1.2107	2.2315
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(1.0813)	(1.0416)	(0.4413)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(1.0813)	(1.0416)	(0.4413)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$10.2422	$9.9749	$10.4866	$9.6810	$8.4703
	======	======	======	======	======
Ratios/Supplemental Data
Total return	13.52%	5.05%	12.88%	14.29%	35.77%
Net assets, end of period
(in millions)	$544	$555	$606	$589	$544
Ratio of expenses to
average net assets
including expense waiver	1.14%	1.15%	1.16%	1.17%	1.15%
Ratio of net investment
loss to average net assets
including expense waiver	-0.61%	-0.55%	-0.63%	-0.82%	-0.88%
Ratio of expenses to
excluding expense waiver	1.16%	1.16%	1.16%[1]	1.17%[1]	1.15%[1]
Ratio of net investment
loss to average net assets
excluding expense waiver	-0.63%	-0.56%	-0.63%[1]	-0.82%[1]	-0.88%[1]
Portfolio turnover rate	101%	94%	71%	96%	86%

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

SMALL CAP VALUE PORTFOLIO*

	For the fiscal year ended December 31,
	---------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$15.6884	$14.5826	$16.6329	$15.2013	$10.2000
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income (loss)	0.0251	0.0226	0.0012	(0.0569)	(0.0364)
Net realized and unrealized gain
(loss) on investments	(0.6721)	2.4333	0.6886	2.3402	5.0377
	----------	----------	----------	----------	----------
Total from investment operations	(0.6470)	2.4559	0.6898	2.2833	5.0013
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0008)	(0.0232)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(0.7187)	(1.3269)	(2.7401)	(0.8517)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.7195)	(1.3501)	(2.7401)	(0.8517)	(0.0000)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$14.3219	$15.6884	$14.5826	$16.6329	$15.2013
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	-4.13%	16.84%	4.15%	15.02%	49.48%
Net assets, end of period
(in millions)	$205	$199	$160	$132	$96
Ratio of expenses to
average net assets
including expense waiver	1.18%	1.18%	1.20%	1.23%	1.15%
Ratio of net investment
income (loss) to average
net assets including
expense waiver	0.17%	0.15%	0.01%	-0.43%	-0.34%
Ratio of expenses to
average net assets
excluding expense waiver	1.18%[1]	1.18%[1]	1.20%[1]	1.23%[1]	1.19%
Ratio of net investment
income (loss) to average
net assets excluding
expense waiver	0.17%[1]	0.15%[1]	0.01%[1]	-0.43%[1]	-0.38%
Portfolio turnover rate	122%	131%	166%	32%	51%

*The information shown for periods prior to September 22, 2003 is that for Advantus Small Company Value Portfolio of Advantus Series Fund, Inc., the predecessor of the Small Cap Value Portfolio.

1There was no waiver of expenses during the period.

W&R Target Funds, Inc.

Financial Highlights

(For a share outstanding throughout each period)

VALUE PORTFOLIO

	For the fiscal year ended December 31,
	2007	2006	2005	2004	2003
	-----	------	------	--------	---------
Per-Share Data
Net asset value,
beginning of period	$6.7426	$6.0701	$6.2226	$5.4790	$4.4016
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.0802	0.0747	0.0918	0.0619	0.0279
Net realized and unrealized gain
(loss) on investments	0.0480	0.9499	0.1831	0.7437	1.0774
	----------	----------	----------	----------	----------
Total from investment operations	0.1282	1.0246	0.2749	0.8056	1.1053
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.0680)	(0.0740)	(0.0916)	(0.0620)	(0.0279)
Capital gains	(0.4388)	(0.2781)	(0.3358)	(0.0000)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(0.5068)	(0.3521)	(0.4274)	(0.0620)	(0.0279)
Net asset value,
end of period	$6.3640	$6.7426	$6.0701	$6.2226	$5.4790
	======	======	======	======	======
Ratios/Supplemental Data
Total return	1.90%	16.88%	4.42%	14.70%	25.11%
Net assets, end of period
(in millions)	$364	$374	$353	$340	$269
Ratio of expenses to
average net assets
including expense waiver	1.01%	1.01%	1.02%	1.03%	1.02%
Ratio of net investment
income to average net assets
including expense waiver	1.12%	1.12%	1.42%	1.13%	1.06%
Ratio of expenses to
average net assets
excluding expense waiver	1.02%	1.02%	1.02%[1]	1.03%[1]	1.02%[1]
Ratio of net investment
income to average net assets
excluding expense waiver	1.11%	1.11%	1.42%[1]	1.13%[1]	1.06%[1]
Portfolio turnover rate	51%	73%	40%	78%	97%

1There was no waiver of expenses during the period.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of each Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Portfolio's annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Asset Strategy Portfolio

Annual expense ratio                           1.04%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$106.06	$10,396.00
2	10,396.00	519.80	10,915.80	110.26	10,807.68
3	10,807.68	540.38	11,348.07	114.63	11,235.67
4	11,235.67	561.78	11,797.45	119.16	11,680.60
5	11,680.60	584.03	12,264.63	123.88	12,143.15
6	12,143.15	607.16	12,750.31	128.79	12,624.02
7	12,624.02	631.20	13,255.22	133.89	13,123.93
8	13,123.93	656.20	13,780.13	139.19	13,643.64
9	13,643.64	682.18	14,325.82	144.70	14,183.93
10	14,183.93	709.20	14,893.12	150.43	14,745.61

Cumulative Total                                                                                                $1,271.00

Balanced Portfolio

Annual expense ratio                           1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.18	130.27	13,150.46
8	13,150.46	657.52	13,807.98	135.47	13,675.17
9	13,675.17	683.76	14,358.93	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22

Cumulative Total                                                                                                 $1,236.24

Bond Portfolio

Annual expense ratio                           0.85%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$86.76	$10,415.00
2	10,415.00	520.75	10,935.75	90.36	10,847.22
3	10,847.22	542.36	11,389.58	94.11	11,297.38
4	11,297.38	564.87	11,862.25	98.02	11,766.22
5	11,766.22	588.31	12,354.53	102.09	12,254.52
6	12,254.52	612.73	12,867.25	106.32	12,763.08
7	12,763.08	638.15	13,401.24	110.74	13,292.75
8	13,292.75	664.64	13,957.39	115.33	13,844.40
9	13,844.40	692.22	14,536.62	120.12	14,418.94
10	14,418.94	720.95	15,139.89	125.10	15,017.33

Cumulative Total                                                                                                 $1,048.97

Core Equity Portfolio

Annual expense ratio                           1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.18	130.27	13,150.46
8	13,150.46	657.52	13,807.98	135.47	13,675.17
9	13,675.17	683.76	14,358.93	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22

Cumulative Total                                                                                                $1,236.24

Dividend Income Portfolio

Annual expense ratio                           1.04%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$106.06	$10,396.00
2	10,396.00	519.80	10,915.80	110.26	10,807.68
3	10,807.68	540.38	11,348.07	114.63	11,235.67
4	11,235.67	561.78	11,797.45	119.16	11,680.60
5	11,680.60	584.03	12,264.63	123.88	12,143.15
6	12,143.15	607.16	12,750.31	128.79	12,624.02
7	12,624.02	631.20	13,255.22	133.89	13,123.93
8	13,123.93	656.20	13,780.13	139.19	13,643.64
9	13,643.64	682.18	14,325.82	144.70	14,183.93
10	14,183.93	709.20	14,893.12	150.43	14,745.61

Cumulative Total                                                                                                 $1,271.00

Energy Portfolio

Annual expense ratio                           1.32%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$134.43	$10,368.00
2	10,368.00	518.40	10,886.40	139.38	10,749.54
3	10,749.54	537.48	11,287.02	144.50	11,145.13
4	11,145.13	557.26	11,702.38	149.82	11,555.27
5	11,555.27	577.76	12,133.03	155.34	11,980.50
6	11,980.50	599.02	12,579.52	161.05	12,421.38
7	12,421.38	621.07	13,042.45	166.98	12,878.49
8	12,878.49	643.92	13,522.41	173.12	13,352.42
9	13,352.42	667.62	14,020.04	179.49	13,843.79
10	13,843.79	692.19	14,535.98	186.10	14,353.24

Cumulative Total                                                                                                 $1,590.22

Global Natural Resources Portfolio

Annual expense ratio                           1.38%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$140.50	$10,362.00
2	10,362.00	518.10	10,880.10	145.58	10,737.10
3	10,737.10	536.86	11,273.96	150.85	11,125.79
4	11,125.79	556.29	11,682.08	156.31	11,528.54
5	11,528.54	576.43	12,104.97	161.97	11,945.87
6	11,945.87	597.29	12,543.17	167.84	12,378.31
7	12,378.31	618.92	12,997.23	173.91	12,826.41
8	12,826.41	641.32	13,467.73	180.21	13,290.73
9	13,290.73	664.54	13,955.26	186.73	13,771.85
10	13,771.85	688.59	14,460.44	193.49	14,270.39

Cumulative Total                                                                                                 $1,657.40

Growth Portfolio

Annual expense ratio                           0.99%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$100.98	$10,401.00
2	10,401.00	520.05	10,921.05	105.03	10,818.08
3	10,818.08	540.90	11,358.98	109.25	11,251.89
4	11,251.89	562.59	11,814.48	113.63	11,703.09
5	11,703.09	585.15	12,288.24	118.18	12,172.38
6	12,172.38	608.62	12,781.00	122.92	12,660.49
7	12,660.49	633.02	13,293.52	127.85	13,168.18
8	13,168.18	658.41	13,826.59	132.98	13,696.22
9	13,696.22	684.81	14,381.03	138.31	14,245.44
10	14,245.44	712.27	14,957.71	143.86	14,816.68

Cumulative Total                                                                                                 $1,213.00

High Income Portfolio

Annual expense ratio                           0.95%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$96.92	$10,405.00
2	10,405.00	520.25	10,925.25	100.85	10,826.40
3	10,826.40	541.32	11,367.72	104.93	11,264.87
4	11,264.87	563.24	11,828.12	109.18	11,721.10
5	11,721.10	586.05	12,307.15	113.61	12,195.80
6	12,195.80	609.79	12,805.59	118.21	12,689.73
7	12,689.73	634.49	13,324.22	122.99	13,203.67
8	13,203.67	660.18	13,863.85	127.97	13,738.42
9	13,738.42	686.92	14,425.34	133.16	14,294.82
10	14,294.82	714.74	15,009.56	138.55	14,873.76

Cumulative Total                                                                                                 $1,166.38

International Growth Portfolio

Annual expense ratio                           1.20%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$122.28	$10,380.00
2	10,380.00	519.00	10,899.00	126.93	10,774.44
3	10,774.44	538.72	11,313.16	131.75	11,183.87
4	11,183.87	559.19	11,743.06	136.76	11,608.86
5	11,608.86	580.44	12,189.30	141.95	12,049.99
6	12,049.99	602.50	12,652.49	147.35	12,507.89
7	12,507.89	625.39	13,133.29	152.95	12,983.19
8	12,983.19	649.16	13,632.35	158.76	13,476.55
9	13,476.55	673.83	14,150.38	164.79	13,988.66
10	13,988.66	699.43	14,688.10	171.05	14,520.23

Cumulative Total                                                                                                  $1,454.56

International Value Portfolio

Annual expense ratio                           1.18%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$120.25	$10,382.00
2	10,382.00	519.10	10,901.10	124.85	10,778.59
3	10,778.59	538.93	11,317.52	129.62	11,190.33
4	11,190.33	559.52	11,749.85	134.57	11,617.81
5	11,617.81	580.89	12,198.70	139.71	12,061.61
6	12,061.61	603.08	12,664.69	145.05	12,522.36
7	12,522.36	626.12	13,148.48	150.59	13,000.71
8	13,000.71	650.04	13,650.75	156.34	13,497.34
9	13,497.34	674.87	14,172.21	162.31	14,012.94
10	14,012.94	700.65	14,713.59	168.51	14,548.23

Cumulative Total                                                                                                  $1,431.79

Micro Cap Growth Portfolio

Annual expense ratio                           1.32%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$134.43	$10,368.00
2	10,368.00	518.40	10,886.40	139.38	10,749.54
3	10,749.54	537.48	11,287.02	144.50	11,145.13
4	11,145.13	557.26	11,702.38	149.82	11,555.27
5	11,555.27	577.76	12,133.03	155.34	11,980.50
6	11,980.50	599.02	12,579.52	161.05	12,421.38
7	12,421.38	621.07	13,042.45	166.98	12,878.49
8	12,878.49	643.92	13,522.41	173.12	13,352.42
9	13,352.42	667.62	14,020.04	179.49	13,843.79
10	13,843.79	692.19	14,535.98	186.10	14,353.24

Cumulative Total                                                                                                $1,590.22

Mid Cap Growth Portfolio

Annual expense ratio                           1.24%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$126.33	$10,376.00
2	10,376.00	518.80	10,894.80	131.08	10,766.14
3	10,766.14	538.31	11,304.44	136.01	11,170.94
4	11,170.94	558.55	11,729.49	141.12	11,590.97
5	11,590.97	579.55	12,170.52	146.43	12,026.79
6	12,026.79	601.34	12,628.13	151.94	12,479.00
7	12,479.00	623.95	13,102.95	157.65	12,948.21
8	12,948.21	647.41	13,595.62	163.58	13,435.06
9	13,435.06	671.75	14,106.82	169.73	13,940.22
10	13,940.22	697.01	14,637.23	176.11	14,464.37

Cumulative Total                                                                                                 $1,499.97

Money Market Portfolio

Annual expense ratio                           0.76%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$77.61	$10,424.00
2	10,424.00	521.20	10,945.20	80.90	10,865.98
3	10,865.98	543.30	11,409.28	84.33	11,326.70
4	11,326.70	566.33	11,893.03	87.91	11,806.95
5	11,806.95	590.35	12,397.29	91.64	12,307.56
6	12,307.56	615.38	12,922.94	95.52	12,829.40
7	12,829.40	641.47	13,470.87	99.57	13,373.37
8	13,373.37	668.67	14,042.04	103.79	13,940.40
9	13,940.40	697.02	14,637.42	108.19	14,531.47
10	14,531.47	726.57	15,258.05	112.78	15,147.61

Cumulative Total                                                                                                   $942.25

Mortgage Securities Portfolio

Annual expense ratio                           0.96%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$97.94	$10,404.00
2	10,404.00	520.20	10,924.20	101.90	10,824.32
3	10,824.32	541.22	11,365.54	106.01	11,261.62
4	11,261.62	563.08	11,824.71	110.30	11,716.59
5	11,716.59	585.83	12,302.42	114.75	12,189.94
6	12,189.94	609.50	12,799.44	119.39	12,682.42
7	12,682.42	634.12	13,316.54	124.21	13,194.79
8	13,194.79	659.74	13,854.53	129.23	13,727.86
9	13,727.86	686.39	14,414.25	134.45	14,282.46
10	14,282.46	714.12	14,996.59	139.88	14,859.47

Cumulative Total                                                                                                 $1,178.05

Real Estate Securities Portfolio

Annual expense ratio                           1.30%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$132.41	$10,370.00
2	10,370.00	518.50	10,888.50	137.30	10,753.69
3	10,753.69	537.68	11,291.37	142.38	11,151.58
4	11,151.58	557.58	11,709.16	147.65	11,564.18
5	11,564.18	578.21	12,142.39	153.12	11,992.06
6	11,992.06	599.60	12,591.66	158.78	12,435.77
7	12,435.77	621.79	13,057.55	164.66	12,895.89
8	12,895.89	644.79	13,540.68	170.75	13,373.04
9	13,373.04	668.65	14,041.69	177.07	13,867.84
10	13,867.84	693.39	14,561.23	183.62	14,380.95

Cumulative Total                                                                                                 $1,567.73

Science and Technology Portfolio

Annual expense ratio                           1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25

Cumulative Total                                                                                                 $1,420.38

Small Cap Growth Portfolio

Annual expense ratio                           1.16%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$118.23	$10,384.00
2	10,384.00	519.20	10,930.20	122.77	10,782.75
3	10,782.75	539.14	11,321.88	127.48	11,196.80
4	11,196.80	559.84	11,756.64	132.38	11,626.76
5	11,626.76	581.34	12,208.10	137.46	12,073.23
6	12,073.23	603.66	12,676.89	142.74	12,536.84
7	12,536.84	626.84	13,163.68	148.22	13,018.25
8	13,018.25	650.91	13,669.17	153.91	13,518.16
9	13,518.16	675.91	14,194.06	159.82	14,037.25
10	14,037.25	701.86	14,739.12	165.96	14,576.28

Cumulative Total                                                                                                 $1,408.96

Small Cap Value Portfolio

Annual expense ratio                           1.18%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$120.25	$10,382.00
2	10,382.00	519.10	10,901.10	124.85	10,778.59
3	10,778.59	538.93	11,317.52	129.62	11,190.33
4	11,190.33	559.52	11,749.85	134.57	11,617.81
5	11,617.81	580.89	12,198.70	139.71	12,061.61
6	12,061.61	603.08	12,664.69	145.05	12,522.36
7	12,522.36	626.12	13,148.48	150.59	13,000.71
8	13,000.71	650.04	13,650.75	156.34	13,497.34
9	13,497.34	674.87	14,172.21	162.31	14,012.94
10	14,012.94	700.65	14,713.59	168.51	14,548.23

Cumulative Total                                                                                                 $1,431.79

Value Portfolio

Annual expense ratio                           1.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$104.03	$10,398.00
2	10,398.00	519.90	10,917.90	108.17	10,811.84
3	10,811.84	540.59	11,352.43	112.48	11,242.15
4	11,242.15	562.11	11,804.26	116.95	11,689.59
5	11,689.59	584.48	12,274.07	121.61	12,154.83
6	12,154.83	607.74	12,762.58	126.45	12,638.60
7	12,638.60	631.93	13,270.53	131.48	13,141.61
8	13,141.61	657.08	13,798.69	136.71	13,664.65
9	13,664.65	683.23	14,347.88	142.15	14,208.50
10	14,208.50	710.43	14,918.93	147.81	14,774.00

Cumulative Total                                                                                                 $1,247.84

Pathfinder Aggressive Portfolio

Annual expense ratio                           1.14%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$116.20	$10,386.00
2	10,386.00	519.30	10,905.30	120.69	10,786.90
3	10,786.90	539.35	11,326.25	125.34	11,203.27
4	11,203.27	560.16	11,763.43	130.18	11,635.72
5	11,635.72	581.79	12,217.51	135.21	12,084.86
6	12,084.86	604.24	12,689.10	140.43	12,551.34
7	12,551.34	627.57	13,178.91	145.85	13,035.82
8	13,035.82	651.79	13,687.61	151.48	13,539.00
9	13,539.00	676.95	14,215.95	157.32	14,061.61
10	14,061.61	703.08	14,764.69	163.40	14,604.39

Cumulative Total                                                                                                 $1,386.09

Pathfinder Moderately Aggressive Portfolio

Annual expense ratio                           1.11%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$113.16	$10,389.00
2	10,389.00	519.45	10,908.45	117.56	10,793.13
3	10,793.13	539.66	11,332.79	122.13	11,212.98
4	11,212.98	560.65	11,773.63	126.88	11,649.16
5	11,649.16	582.46	12,231.62	131.82	12,102.31
6	12,102.31	605.12	12,707.43	136.95	12,573.09
7	12,573.09	628.65	13,201.74	142.28	13,062.18
8	13,062.18	653.11	13,715.29	147.81	13,570.30
9	13,570.30	678.52	14,248.82	153.56	14,098.18
10	14,098.18	704.91	14,803.09	159.53	14,646.60

Cumulative Total                                                                                                 $1,351.69

Pathfinder Moderate Portfolio

Annual expense ratio                           1.07%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$109.10	$10,393.00
2	10,393.00	519.65	10,912.65	113.39	10,801.44
3	10,801.44	540.07	11,341.51	117.85	11,225.94
4	11,225.94	561.30	11,787.24	122.48	11,667.12
5	11,667.12	583.36	12,250.48	127.29	12,125.64
6	12,125.64	606.28	12,731.92	132.29	12,602.18
7	12,602.18	630.11	13,232.29	137.49	13,097.44
8	13,097.44	654.87	13,752.31	142.90	13,612.17
9	13,612.17	680.61	14,292.78	148.51	14,147.13
10	14,147.13	707.36	14,854.49	154.35	14,703.11

Cumulative Total                                                                                                 $1,305.65

Pathfinder Moderately Conservative Portfolio

Annual expense ratio                           1.03%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$105.04	$10,397.00
2	10,397.00	519.85	10,916.85	109.21	10,809.76
3	10,809.76	540.49	11,350.24	113.55	11,238.91
4	11,238.91	561.95	11,800.86	118.06	11,685.09
5	11,685.09	584.25	12,269.34	122.75	12,148.99
6	12,148.99	607.45	12,756.44	127.62	12,631.30
7	12,631.30	631.57	13,262.87	132.68	13,132.76
8	13,132.76	656.64	13,789.40	137.95	13,654.13
9	13,654.13	682.71	14,336.84	143.43	14,196.20
10	14,196.20	709.81	14,906.01	149.12	14,759.79

Cumulative Total                                                                                                 $1,259.42

Pathfinder Conservative Portfolio

Annual expense ratio                           1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.18	130.27	13,150.46
8	13,150.46	657.52	13,807.98	135.47	13,675.16
9	13,675.16	683.76	14,358.92	140.87	14,220.80
10	14,220.80	711.04	14,931.84	146.50	14,788.21

Cumulative Total                                                                                                 $1,236.24

W&R TARGET FUNDS, INC.
______________________________________________________________________________
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

PROSPECTUS

Custodian
UMB Bank, n. a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1100 Walnut, Suite 3300
Kansas City, Missouri 64106

Investment Manager
Waddell & Reed Investment Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Transfer Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Accounting Services Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Our INTERNET address is:
http://www.waddell.com

W&R Target Funds, Inc.
PROSPECTUS

You can get more information about the Portfolios in--

  the Statement of Additional Information (SAI), which contains detailed information about each Portfolio, particularly its investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  the Annual and Semiannual Reports to Shareholders, which detail each Portfolio's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolios' most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Corporation or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Report may also be requested at request@waddell.com. Additionally, the Prospectus, SAI and Annual and Semiannual Reports for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

Information about the Corporation (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.5850.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

The Corporation's SEC file number is: 811-5017.

W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

May 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for W&R Target Funds, Inc. (Corporation) dated May 1, 2008 (Prospectus), which may be obtained, without charge, upon request, from the Corporation or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

The Corporation's Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Corporation's Annual Report to Shareholders, dated December 31, 2007, which may also be obtained, without charge, upon request, from the Corporation or Waddell & Reed at the address or telephone number shown above.

TABLE OF CONTENTS

Fund History
The Corporation, Its Investments, Related Risks and Limitations
Management of the Corporation
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Managers
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Portfolios
Financial Statements
Appendix A
Appendix B

FUND HISTORY

The Corporation was organized as a Maryland corporation on December 2, 1986. Prior to August 31, 1998, the Corporation was known as TMK/United Funds, Inc.; prior to October 16, 2000, it was known as Target/United Funds, Inc. The Corporation has twenty-five separate series (each, a Portfolio, and collectively, the Portfolios): Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio (prior to October 16, 2000, known as Income Portfolio), Dividend Income Portfolio, Energy Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio (prior to December 1, 2004, known as International Portfolio), International Value Portfolio (prior to December 1, 2004, known as International II Portfolio), Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio (prior to July 18, 2003, known as Small Cap Portfolio), Small Cap Value Portfolio, Value Portfolio, W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio, and W&R Target Pathfinder Conservative Portfolio. Each Portfolio has its own objective(s) and investment policies.

THE CORPORATION, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

Each Portfolio is a mutual fund, an investment that pools shareholders' money and invests it toward a specified objective. Each Portfolio is a series of the Corporation, an open-end, diversified management company. The Corporation sells its shares only to the separate accounts of certain select insurance companies (Participating Insurance Companies) to fund certain variable life insurance policies and variable annuity contracts (Policies).

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Corporation's investment manager, Waddell & Reed Investment Management Company (WRIMCO), or a Portfolio's subadvisor, if applicable, may employ and the types of instruments in which a Portfolio may invest, in pursuit of the Portfolio's objective(s). A summary of the risks associated with instrument types and investment practices is included as well. Except as otherwise indicated in the Prospectus or this SAI, there are no policy limitations on a Portfolio's ability to use the investments or techniques discussed in these documents.

WRIMCO or a Portfolio's subadvisor, as applicable, might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Portfolio's investment policies and restrictions. WRIMCO or a Portfolio's subadvisor, as applicable, buys an instrument or uses a technique only if it believes that doing so will help a Portfolio achieve its objective(s). See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

W&R Target Pathfinder Portfolios

W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio, and W&R Target Pathfinder Conservative Portfolio (collectively, the Pathfinder Portfolios) are each a fund of funds; each invests primarily in a combination of other Portfolios (Underlying Funds), as described in the Prospectus.

         Other Direct Investments of the Pathfinder Portfolios

Each Pathfinder Portfolio may invest directly in U.S. government securities, commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal market conditions, each Pathfinder Portfolio anticipates investments in these securities and instruments to be minimal.

Asset Strategy Portfolio

Asset Strategy Portfolio allocates its assets among investments in one or more of the following classes: the stock class, the bond class and the short-term class.

The stock class includes domestic and foreign equity securities of all types (other than adjustable-rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this investment class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential and/or value potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting the Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. WRIMCO intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms. The Portfolio may not invest more than 35% of its total assets in junk bonds, which are high-yield, high-risk, non-investment grade debt securities rated BB or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), or Ba or below by Moody's Investors Service, Inc. (Moody's) or, if unrated, judged by WRIMCO to be of equivalent quality.

The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO seeks to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include: corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security in which the Portfolio may invest; and other similar short-term instruments.

Any of the securities in which the Portfolio invests may be denominated in U.S. dollars or in a foreign currency.

In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns. As a temporary defensive measure, WRIMCO may invest up to all of Asset Strategy Portfolio's assets in (1) money market instruments rated in one of the two highest rating categories by any nationally recognized statistical rating organization (NRSRO), or, if unrated, judged by WRIMCO to be of equivalent quality, or (2) precious metals.

High Income Portfolio

High Income Portfolio may invest in certain high-yield, high-risk, non-investment grade debt securities, or junk bonds. The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Money Market Portfolio

Money Market Portfolio may invest in the money market obligations and instruments listed below. As a money market fund that uses the amortized cost method of valuing its portfolio securities, the Portfolio must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar-denominated and that are rated in one of the two highest rating categories by the requisite NRSRO or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Portfolio's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Portfolio's total assets, with investments in such securities of any one issuer (except U.S. government securities) being limited to the greater of one percent of the Portfolio's total assets or $1,000,000. In accordance with Rule 2a-7, the Portfolio may only invest in securities with a remaining maturity of not more than 397 calendar days.

(1) U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO, to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated as described above. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above. See Appendix A to this SAI for a description of some of these bond ratings.

(5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Portfolio will not invest in Canadian government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7 applicable to the Money Market Portfolio. The Portfolio may not invest in Canadian government obligations if they are denominated in Canadian dollars.

(6) Certain Other Obligations: Obligations other than those listed in (1) through (5) above (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Portfolio may invest (see (2) above) or a corporation in whose commercial paper the Portfolio may invest (see (3) above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Portfolio buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

The main types of securities in which the Portfolios (other than Money Market Portfolio and the Pathfinder Portfolios) may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio invests may include preferred stock that converts into common stock. The Portfolios may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by WRIMCO or the Portfolio's subadvisor, as applicable, to be of equivalent quality. In the case of a "split-rated" security, which results when nationally recognized rating agencies rate the security at different rating levels (for example, BBB by S&P and Ba by Moody's), it is each Portfolio's general policy to classify such security at the higher rating level where, in the judgment of WRIMCO or the Portfolio's subadvisor, as applicable, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Subject to its investment restrictions, a Portfolio may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Portfolio will treat unrated securities judged by WRIMCO or the Portfolio's subadvisor, as applicable, to be of equivalent quality to a rated security as having that rating.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's or a subadvisor's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. WRIMCO or the Portfolio's subadvisor, as applicable, continuously monitors the issuers of lower-rated debt securities in the Portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Corporation may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of the affected Portfolio(s).

While credit ratings are only one factor WRIMCO or the Portfolio's subadvisor, as applicable, relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Portfolio may retain a portfolio security whose rating has been changed.

The Portfolios may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

The Portfolios may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objectives.

The Portfolios may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices--each Portfolio except the Pathfinder Portfolios

         Borrowing

Each of the Portfolios, other than Small Cap Growth Portfolio, may borrow money, but only from banks and only for emergency or extraordinary purposes. Small Cap Growth Portfolio may borrow money, only from banks, for emergency or extraordinary purposes and also to purchase securities but only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

Borrowing by a Portfolio may exaggerate the effect on the Portfolio's net asset value (NAV) of any increase or decrease in the value of the Portfolio's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

         Banking Industry and Savings and Loan Obligations

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Portfolio may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Portfolio's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the FDIC, (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of WRIMCO or the Portfolio's investment subadvisor, as applicable, of an investment quality comparable to other debt securities which may be purchased by a Portfolio. Each Portfolio's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC. The Federal Deposit Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Portfolio may invest in them only within the limit specified under Illiquid Investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

         Foreign Securities and Currencies

Each Portfolio may invest in the securities of foreign issuers, including depositary receipts; however, Money Market Portfolio may only invest in foreign securities which are denominated in U.S. dollars. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities markets. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are typically created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings and do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO or the Portfolio's subadvisor, as applicable, believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO or the Portfolio's subadvisor, as applicable, believes that a Portfolio's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO or the Portfolio's subadvisor, as applicable, will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third-party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO or a subadvisor, as applicable, may request a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Portfolios' Treasurer and to the Portfolios' Chief Compliance Officer for approval.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO or a subadvisor, as applicable, has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state-chartered domestic banks doing business in the same jurisdiction.

Each of the Portfolios except Money Market Portfolio may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Portfolios may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Portfolio except Money Market Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Portfolio (other than Money Market Portfolio) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio (other than Money Market Portfolio) may incur costs in connection with conversions between various currencies. Although each Portfolio's custodian values the Portfolio's assets daily in terms of U.S. dollars, each Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Portfolio will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Each Portfolio will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because each Portfolio except Money Market Portfolio may be invested in both U.S. and foreign securities markets, changes in a Portfolio's share price may have a low correlation with movements in U.S. markets. Each Portfolio's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Portfolio's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

A Portfolio usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Portfolio converts assets from one currency to another. Further, a Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, a Portfolio must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Portfolio holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by a Portfolio may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in the opinion of WRIMCO or the Portfolio's subadvisor, as applicable, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO or the Portfolio's subadvisor, as applicable, considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. International Value Portfolio will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

Some of the risks to which a Portfolio may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country's currency against the U.S. dollar; unusual price volatility in a developing country's securities markets; government involvement in the private sector, including government ownership of companies in which the Portfolio may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Portfolio in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law; settlement risks, including potential requirements for the Portfolio to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;

(2)	restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Corporations' Board of Directors;

(3)	non-government stripped fixed-rate mortgage-backed securities;

(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(5)

over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral, unless the Board of Directors or its delegate determines that the options are liquid after review of all the relevant facts and circumstances;

(6)	securities for which market quotations are not readily available;

(7)	securities involved in swaps, caps, floor and collar transactions; and

(8)	direct debt instruments.

The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% (10% for Money Market Portfolio) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of a Portfolio to be able to invest in illiquid securities up to the maximum allowable. WRIMCO believes that the risk of investing in illiquid securities is manageable considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See "Swaps, Caps, Collars and Floors" in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to structure their investments. For example, if WRIMCO desired Korean exposure for a Portfolio, instead of following difficult procedures for direct investment, WRIMCO could invest in a specialized over-the-counter bond or other instrument with an investment banker which would pay the same as the return on the Korean bond market without having to physically invest in the Korean market.

         Income Trusts

The Energy Portfolio may invest in shares of income trusts, typically Canadian royalty trusts. An income trust generally is a Canadian investment trust that holds assets, typically in the oil or gas industry, that are income producing, the income from which is passed on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again as dividends in the hands of the investor. An income trust generally pays no Canadian tax on earnings distributed directly to the security holders (but see reference below to potential future tax) and, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, as such trusts are primarily invested in oil and gas, pipelines, and other infrastructure; potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change. For example, on October 31, 2006, the Canadian Finance Minister announced plans to introduce a tax on Canadian income trusts, which plans were implemented in the Canadian federal budget for the 2007-2008 fiscal year introduced on March 19, 2007; that announcement resulted in a sell-off on Toronto markets of income trusts' (especially oil and gas trusts') shares.

         Indexed Securities

Each Portfolio may purchase indexed securities subject to each Portfolio's operating policy regarding derivative instruments, and subject, in the case of Money Market Portfolio only, to the requirements of Rule 2a-7. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. WRIMCO or the Portfolio's subadvisor, as applicable, will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Portfolio's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Some Portfolios may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Portfolio's holdings as the Portfolio's assets increase (and thus have a more limited effect on the Portfolio's performance).

         Investment Company Securities

Each Portfolio (other than Money Market Portfolio) may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act (and a Portfolio in which a Pathfinder Portfolio may invest may not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on either Section 12(d)(1)(F) or (G) of the 1940 Act). As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Closed-End Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. Subject to the limitations imposed by the 1940 Act, each Portfolio (other than Money Market Portfolio) may invest in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the Portfolios, including International Value Portfolio, to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums or discounts to their NAVs.

Exchange-Traded Funds. Each Portfolio (other than Money Market Portfolio) may invest in exchange-traded funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, a Portfolio may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; "Dow Industrial Diamonds," which track the Dow Jones Industrial Average; or in other ETFs which track indexes, provided that such investments are consistent with the Portfolio's investment objective(s) as determined by WRIMCO or the Portfolio's subadvisor, as applicable. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a proportionate amount of shares of all of the issuers included in the relevant underlying index. Since most ETFs are a type of investment company, a Portfolio's purchases of ETF shares are subject to its non-fundamental investment restrictions regarding investments in other investment companies.

ETFs have a market price which reflects a specified fraction of the value of the designated index and are exchange traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sales of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by a Portfolio).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Portfolio's assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund that is not exchange-traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         Lending Securities

For the purpose of realizing additional income, a Portfolio may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, includes the value of collateral received in return for securities lent). If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not lent the securities. The Portfolio also receives additional compensation. Under a Portfolio's current securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO or the Portfolio's subadvisor, as applicable. The creditworthiness of entities to which a Portfolio makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that a Portfolio makes must be collateralized in accordance with applicable regulatory requirements (Guidelines). At the time of each loan, a Portfolio must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio's custodian bank) must be satisfactory to WRIMCO or the Portfolio's subadvisor, as applicable.

The Portfolios will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If a Portfolio loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Portfolio may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the rule, which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

         Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.

Loan Participations. Subject to their respective investment restrictions, Asset Strategy Portfolio and High Income Portfolio may purchase loan participations (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Portfolio purchases an assignment of a portion of a lender's interest in a loan. In this case, the Portfolio may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan would adversely affect the income of the Portfolio and would likely reduce the value of its assets, which would be reflected in a reduction in the Portfolio's NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing as assignment in a loan. In selecting the loans in which the Portfolio will invest, however, WRIMCO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers. WRIMCO's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans the Portfolio will invest in will be rated by one or more of the NRSROs. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the Portfolio's credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which the Portfolio may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the Portfolio will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The Portfolio may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by the Portfolio may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Portfolio is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Portfolio to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, WRIMCO may from time to time come into possession of material, non-public information about the issuers of loans that may be held by the Portfolio. Possession of such information may in some instances occur despite WRIMCO's efforts to avoid such possession, but in other instances, WRIMCO may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, WRIMCO's ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information. Such limitations on WRIMCO's ability to trade could have an adverse effect on the Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by WRIMCO may hold other securities issued by borrowers whose floating rate loans may be held by a Portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, WRIMCO may owe conflicting fiduciary duties to the Portfolio and other client accounts. WRIMCO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if WRIMCO's client account collectively held only a single category of the issuer's securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

The Portfolio limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Portfolio's investment limitations). For purposes of these limitations, the Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of participation interests where a bank or other lending institution serves as intermediate participant between the Portfolio and the borrower, if the participation interest does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. Asset Strategy Portfolio may invest in direct debt instruments, subject to its policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If Asset Strategy Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on research by WRIMCO or the Portfolio's subadvisor, as applicable, in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

For purposes of the limitations on the amount of total assets that a Portfolio will invest in any one issuer or in issuers within the same industry, the Portfolio generally will treat the borrower as the issuer of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Master Limited Partnerships

Energy Portfolio may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity) that is publicly traded. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. MLPs often are pass-through entities or businesses that are taxed at the security-holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders.

Net income from an interest in a "qualified publicly traded partnership" (QPTP) is qualifying income for an entity such as a Portfolio that is a regulated investment company for Federal tax purposes (RIC). A QPTP is defined as a publicly traded partnership--which is, generally, a partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof)--other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC. Please see the section entitled Taxation of the Portfolios for additional information regarding the tax consequences of investing in QPTPs and the potential regulatory consequences if a Portfolio invests in an MLP that is not a QPTP.

         Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Portfolios may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if WRIMCO or the Portfolio's subadvisor, as applicable, determines that such investments are consistent with the Portfolio's objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Direct Investments In Mortgages - Whole Loans. Mortgage Securities Portfolio and Real Estate Securities Portfolio may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (that is, the Portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from a Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by WRIMCO or the Portfolio's subadvisor, as applicable. The Portfolio will invest in such mortgages only if WRIMCO or the Portfolio's subadvisor, as applicable, has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

         Mortgage Dollar Rolls

In connection with its ability to purchase securities on a when-issued or forward commitment basis, each of Mortgage Securities Portfolio and Real Estate Securities Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Portfolio gives up the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of WRIMCO or the Portfolio's subadvisor, as applicable, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Portfolio while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's NAV, which could result in increased volatility of the price of the Portfolio's shares.

For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

         Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

         Natural Resources and Physical Commodities

Since Energy Portfolio may invest a portion of its assets, and Global Natural Resources Portfolio normally invests a substantial portion of its assets, in securities of companies engaged in natural resources activities, these Portfolios may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of a Portfolio's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting a Portfolio's investments, WRIMCO or the Portfolio's subadvisor, as applicable, will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, WRIMCO or the Portfolio's subadvisor, as applicable, considers the integration of derivatives and physical trades for risk management in a real-time environment in order to meet the demands of the marketplace. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs, and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand.

As well, an investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (Btu units). When assessing an investment opportunity -- in coal, natural gas or crude oil-- this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

  Cross-commodity arbitrage can negatively impact a Portfolio's investments;
  Fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;
  Fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;
  Environmental restrictions can increase costs of production;
  Restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country;
  War can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of a Portfolio's holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Portfolio may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Portfolio purchases a precious metal or other physical commodity, WRIMCO or the Portfolio's subadvisor, as applicable, currently intends that it will only be in a form that is readily marketable. Under the Federal tax law, a Portfolio may not earn more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options on futures contracts thereon unless the gain is realized from certain hedging transactions). See Taxation of the Portfolios. Accordingly, a Portfolio may be required to hold its precious metals or sell them at a loss, or to sell its securities at a gain, when for investment reasons it would not otherwise do so.

The ability of Asset Strategy Portfolio, for defensive purposes, to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Portfolio from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Portfolio's direct investment in precious metals is limited by tax considerations. See Taxation of the Portfolios.

         Options, Futures and Other Strategies

General. WRIMCO or the Portfolio's subadvisor, as applicable, may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Portfolio's investments. The strategies described below may be used in an attempt to manage the risks of a Portfolio's investments that can affect fluctuation in its NAV.

Generally, a Portfolio (other than Money Market Portfolio) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Portfolio will only purchase or sell a particular Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Portfolio (other than Money Market Portfolio) is authorized to invest in foreign securities denominated in other currencies, each such Portfolio may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Corporation has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, a Portfolio's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Portfolios.

In addition to the instruments, strategies and risks described below, WRIMCO or the Portfolio's subadvisor, as applicable, expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO or the Portfolio's subadvisor, as applicable, may utilize these opportunities to the extent that they are consistent with a Portfolio's objective(s) and permitted by a Portfolio's investment limitations and applicable regulatory authorities. A Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)         Successful use of most Financial Instruments depends upon the ability of WRIMCO or the Portfolio's subadvisor, as applicable, to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because WRIMCO or the Portfolio's subadvisor, as applicable, projected a decline in the price of a security in the Portfolio's holdings, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

(4)         As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

(5)         A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Portfolio may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's NAV being more sensitive to changes in the value of the related instrument. Each Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If WRIMCO or the Portfolio's subadvisor, as applicable, wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO or the Portfolio's subadvisor, as applicable, wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO or the Portfolio's subadvisor, as applicable, may still not result in a successful transaction. WRIMCO or the Portfolio's subadvisor, as applicable, may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's holdings diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Portfolio may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's holdings, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

Foreign Currency Hedging Strategies -- Special Considerations. Each Portfolio (other than Money Market Portfolio) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO or the Portfolio's subadvisor, as applicable, believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Each Portfolio (other than Money Market Portfolio) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Portfolio may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio also may use forward currency contracts to attempt to enhance income or yield. The Portfolio could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO or the Portfolio's subadvisor, as applicable, believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Portfolio owned securities denominated in a foreign currency and WRIMCO or the Portfolio's subadvisor, as applicable, believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Portfolio's commitment to purchase the new (more favorable) currency is limited to the market value of the Portfolio's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO or the Portfolio's subadvisor, as applicable, believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Portfolio will be served.

Successful use of forward currency contracts depends on the skill of WRIMCO or the Portfolio's subadvisor, as applicable, in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as WRIMCO or the Portfolio's subadvisor, as applicable, anticipates. There is no assurance that WRIMCO's or a subadvisor's use of forward currency contracts will be advantageous to a Portfolio or that WRIMCO or the Portfolio's subadvisor, as applicable, will hedge at an appropriate time.

Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A Portfolio's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Portfolio (other than Money Market Portfolio) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date; to protect against currency fluctuations; as a duration management technique; to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the Portfolio and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified "notional" amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps.

Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as LIBOR, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher amount at each swap reset date.

A Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Portfolio would effectively add leverage because, in addition to its total net assets, the Portfolio would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Portfolio normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Portfolio typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Portfolio's custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. WRIMCO or the subadvisor, as applicable, and each Portfolio believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Portfolio's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO or a Portfolio's subadvisor, as applicable, attempts to use a swap as a hedge against, or as a substitute for, a Portfolio's portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio's interest. The Portfolio bears the risk that WRIMCO or a Portfolio's subadvisor, as applicable, will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by WRIMCO or a Portfolio's subadvisor, as applicable. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those experienced in the subprime mortgage market over recent months, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime mortgage market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is a continually evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Real Estate Investment Trusts

Real Estate Securities Portfolio may invest in securities issued by real estate investment trusts (REITs). A REIT is a corporation, trust, or association that meets certain requirements of the Internal Revenue Code of 1986, as amended (the Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income and net capital gain and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources such as rents from real property, mortgage interest, and gains from sales of real estate assets, and must distribute to shareholders annually 90% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio's investments in REITs will consist of securities issued by equity REITs.

         Repurchase Agreements

Each of the Portfolios may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

         Restricted Securities

Each of the Portfolios may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, (1933 Act) or in a registered public offering. For example, a Portfolio may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Portfolio seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

         Short Sales Against The Box

Each of Energy Portfolio, International Value Portfolio, Micro Cap Growth Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio and Small Cap Value Portfolio may sell securities "short against the box;" provided, however, that the Portfolio's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. None of the Portfolios has any present intention to sell securities short in this fashion.

         U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Portfolio will invest in securities of agencies and instrumentalities only if WRIMCO or the Portfolio's subadvisor, as applicable, is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

         Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         Warrants and Rights

Each Portfolio (other than Money Market Portfolio) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

Warrants with Cash Extractions. International Value Portfolio may also invest up to 5% of its total assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

For example, assume one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also assume that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

If an underlying share pays no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, assume Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also assume that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

         When-Issued and Delayed-Delivery Transactions

Each Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Portfolio until delivery and payment is completed. When the Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When the Portfolio sells securities on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the securities. When the Portfolio makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Portfolio to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO or the Portfolio's subadvisor, as applicable, to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO or a Portfolio's subadvisor, as applicable, anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If WRIMCO or a Portfolio's subadvisor, as applicable, anticipates a decline in interest rates and a rise in prices and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO or a Portfolio's subadvisor, as applicable, is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. In accordance with regulatory requirements, a Portfolio's custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

Mortgage Securities Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Portfolio to "roll over" its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see Mortgage Dollar Rolls.

The purchase of securities on a when-issued or forward commitment basis exposes a Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Portfolio's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio's assets that are subject to market risk to an amount that is greater than the Portfolio's net asset value, which could result in increased volatility of the price of the Portfolio's shares. No more than 30% of the value of Mortgage Securities Portfolio's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (that is, 20% of its total assets) may be invested in mortgage dollar rolls.

         Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

A Portfolio may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities that will be includable in the dividends it pays to its shareholders. See Taxation of the Portfolios. The Portfolio will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

INVESTMENT RESTRICTIONS AND LIMITATIONS

Certain of the Portfolios' investment restrictions and other limitations are described in this SAI.

         Fundamental Investment Restrictions and Limitations

The following are each Portfolio's fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval for the affected Portfolio. For this purpose, shareholder approval means the approval, at a meeting of a Portfolio's shareholders, by the lesser of (1) the holders of 67% or more of the Portfolio's shares represented at the meeting, if more than 50% of the Portfolio's outstanding shares are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding shares.

The following are fundamental policies of Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio and may not be changed without shareholder approval. Each of Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio may not:

(1)	Issue senior securities (except that each Portfolio may borrow money as described below);

(2)

Purchase or sell physical commodities; however, this policy shall not prevent a Portfolio other than Money Market Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(3)	Buy real estate or any nonliquid interests in real estate investment trusts;

(4)

Make loans, except loans of portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act, and a Portfolio may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions;

The following interpretation applies to, but is not part of, this fundamental restriction: a Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Invest for the purpose of exercising control or management of other companies;

(6)

Sell securities short (unless, for a Portfolio other than Money Market Portfolio, it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that, for a Portfolio other than Money Market Portfolio, (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(7)	Engage in the underwriting of securities, except insofar as it may be deemed an underwriter in selling shares of a Portfolio and except as it may be deemed such in the sale of restricted securities;

(8)

Except for Small Cap Growth Portfolio (see Borrowing), borrow money except from banks as a temporary measure or for extraordinary or emergency purposes and not for investment purposes, and only up to 5% of the value of a Portfolio's total assets; or

(9)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer; or, except for Money Market Portfolio, buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. government securities are not included in this restriction); provided, however, that Science and Technology Portfolio may invest more than 25% of its assets in securities of companies in the science and technology industries.

The following are additional fundamental policies of Money Market Portfolio that may not be changed without shareholder approval. Money Market Portfolio may not:

(1)	Engage in arbitrage transactions; or

(2)	Pledge, mortgage or hypothecate assets as security for indebtedness except to secure permitted borrowings.

The following are fundamental policies of Asset Strategy Portfolio and may not be changed without shareholder approval. Asset Strategy Portfolio may not:

(1)

With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

(2)

Issue bonds or any other class of securities preferred over shares of the Portfolio in respect to the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Corporation's Articles of Incorporation;

(3)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(4)

Borrow money, except that the Portfolio may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays;

(5)

Underwrite securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(6)

Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

(7)

Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);

(8)

Purchase or sell physical commodities, except that the Portfolio may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

(9)

Make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.

The following are fundamental policies of International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio, and may not be changed without shareholder approval. Each of International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio may not:

(1)

With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

(2)

Issue bonds or any other class of securities preferred over shares of the Portfolio in respect to the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Corporation's Articles of Incorporation;

(3)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(4)

Borrow money, except that the Portfolio may borrow money for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(5)

Underwrite securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(6)

Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

(7)

Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);

(8)

Purchase or sell physical commodities; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

(9)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of a loan.

The following are fundamental policies of Dividend Income Portfolio, and may not be changed without shareholder approval. Dividend Income Portfolio may not:

(1)	Buy real estate nor any nonliquid interests in real estate investment trusts;

(2)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

(3)	Buy the securities of companies in any one industry if more than 25% of the Portfolio's total assets would then be in companies in that industry;

(4)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Invest for the purpose of exercising control or management of other companies;

(6)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(7)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(8)	Engage in the underwriting of securities of other issuers;

(9)

Borrow for leveraging or investment. The Portfolio may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(10)

Purchase or sell physical commodities; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(11)	Issue senior securities.

The following are fundamental policies of Mortgage Securities Portfolio and Real Estate Securities Portfolio, and may not be changed without shareholder approval. Each of Mortgage Securities Portfolio and Real Estate Securities Portfolio may not:

(1)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

(2)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(3)	Invest for the purpose of exercising control or management of other companies;

(4)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(5)	Engage in the underwriting of securities of other issuers;

(6)

Borrow for leveraging or investment. The Portfolio may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(7)

Purchase or sell physical commodities; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(8)	Issue senior securities.

The following are fundamental policies of Global Natural Resources Portfolio and Mid Cap Growth Portfolio, and may not be changed without shareholder approval. Global Natural Resources Portfolio and Mid Cap Growth Portfolio may not:

(1)

Buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, the Portfolio may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate;

(2)	Mid Cap Growth Portfolio may not buy the securities of companies in any one industry if more than 25% of the Portfolio's total assets would then be in companies in that industry;

(3)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)

Engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under Federal securities laws;

(5)	Borrow money, except for temporary or emergency purposes, and as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(6)

Purchase physical commodities or contracts relating to physical commodities, although the Portfolio may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. In addition, Global Natural Resources Portfolio may invest in commodities relating to natural resources, as described in the Prospectus and this SAI; or

(7)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following are fundamental policies of Energy Portfolio, and may not be changed without shareholder approval. Energy Portfolio may not:

(1)	Buy real estate nor any nonliquid interests in real estate investment trusts;

(2)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

(3)

Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend Portfolio securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Portfolio in a credit facility whereby the Portfolio may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)	Invest for the purpose of exercising control or management of other companies;

(5)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(6)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(7)	Engage in the underwriting of securities of other issuers;

(8)

Borrow for leveraging or investment. The Portfolio may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(9)

Purchase physical commodities or contracts relating to physical commodities, except that the Portfolio may invest in commodities relating to the energy sector, as described in the Prospectus and this SAI; as well, the Portfolio may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. This policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(10)	Issue senior securities.

The following are fundamental policies of W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio, and W&R Target Pathfinder Conservative Portfolio, and may not be changed without shareholder approval for the affected Pathfinder Portfolio. Each of W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio, and W&R Target Pathfinder Conservative Portfolio may not:

(1)

purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and the Portfolio will invest 25% or more of its total assets in the securities of other investment companies.

(2)

issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of one-third of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)

make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)

engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the Federal securities laws in connection with its disposition of portfolio securities.

(5)

purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)

purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(7)

purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

         Non-Fundamental Investment Restrictions and Limitations

The following investment restrictions are not fundamental (that is, they are operating policies) and may be changed as to a Portfolio by the Corporation's Board of Directors without approval of the shareholders of the Portfolio.

Non-fundamental investment restrictions for each of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio:

(1)

At least 80% of Bond Portfolio's net assets will be invested during normal market conditions in bonds. Bond Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(2)

At least 80% of Small Cap Growth Portfolio's net assets will be invested during normal market conditions in small cap companies; that is, companies with market capitalizations below $3.5 billion at the time their securities are acquired by the Portfolio. Small Cap Growth Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(3)	At least 25% of Balanced Portfolio's total assets will be invested during normal market conditions in fixed-income senior securities.

(4)

At least 80% of International Growth Portfolio's total assets will be invested during normal market conditions in foreign securities. International Growth Portfolio may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of that foreign country. International Growth Portfolio currently intends to have at least 65% of its total assets invested in issuers of at least three different foreign countries.

(5)

At least 80% of Core Equity Portfolio's net assets will be invested during normal market conditions in equity securities. Core Equity Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(6)

At least 80% of Science and Technology Portfolio's net assets will be invested during normal market conditions in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. Science and Technology Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(7)

Each of Balanced Portfolio, Growth Portfolio, Core Equity Portfolio, International Growth Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments. Asset Strategy Portfolio may not invest more than 35% of its total assets in non-investment grade debt securities. Bond Portfolio may not invest more than 20% of its total assets in non-investment grade debt securities.

(8)

Money Market Portfolio may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after the purchase. The Portfolio may rely on this exception only as to one issuer at a time. Money Market Portfolio may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to the greater of 1% of the Portfolio's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

(9)

High Income Portfolio may not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Portfolio does not currently intend to invest more than 10% of its total assets in non-dividend paying common stocks.

(10)

Subject to the diversification requirements of Rule 2a-7, Money Market Portfolio may invest up to 10% of its total assets in Canadian government obligations. Money Market Portfolio may not invest more than 25% of its total assets in a combination of foreign obligations and instruments.

(11)	Asset Strategy Portfolio may invest up to 100% of its total assets in foreign securities.

(12)

Each of Bond Portfolio, Growth Portfolio, High Income Portfolio, Core Equity Portfolio, Science and Technology Portfolio and Small Cap Growth Portfolio may not invest more than 20% of its total assets in foreign securities; Value Portfolio may not invest more than 25% of its total assets in foreign securities. Balanced Portfolio may purchase an unlimited amount of foreign securities; however, the Portfolio intends to have less than 10% of its total assets invested in foreign securities.

(13)

Each Portfolio may not purchase a security if, as a result, more than 15% (10% for Money Market Portfolio) of its net assets would consist of illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(14)	Each Portfolio (other than Money Market Portfolio) may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(15)

A Portfolio may not participate on a joint, or a joint and several, basis in any trading account in any securities (but this does not prohibit the bunching of orders for the sale or purchase of Portfolio securities with any other Portfolio or with other advisory accounts of WRIMCO or any of its affiliates to reduce brokerage commissions or otherwise to achieve best execution).

(16)

Asset Strategy Portfolio does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. This limitation does not apply to purchases of debt securities or to repurchase agreements.

(17)	Asset Strategy Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(18)	Asset Strategy Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(19)

Each Portfolio, other than Asset Strategy Portfolio and Money Market Portfolio, may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent a Portfolio from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(20)

Money Market Portfolio will not invest in any security whose interest rate or principal amount to be repaid, or timing of payments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or index expressed in a currency other than U.S. dollars.

(21)

Each Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(22)

To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

Non-fundamental investment restrictions for each of International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio:

(1)

At least 80% of International Value Portfolio's net assets will be invested, under normal market conditions, in foreign securities and at least 65% of its total assets will be invested in at least three different countries outside the United States. The Portfolio may not purchase a foreign security if, as a result, more than 75% of its total assets would be invested in issuers of any one foreign country. International Value Portfolio will provide its shareholders with written notice at least 60 days prior to changing its policy which requires 80% of net assets be invested in foreign securities.

(2)

At least 80% of Micro Cap Growth Portfolio's net assets will be invested, under normal market conditions, in the equity securities of micro cap companies. For purposes of this restriction, a micro cap company is typically a company with a market capitalization below $1 billion. Micro Cap Growth Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(3)

At least 80% of Small Cap Value Portfolio's net assets will be invested, under normal market conditions, in small cap companies. For purposes of this restriction, a small cap company is typically a company with a market capitalization below $3.5 billion. Small Cap Value Portfolio will provide its shareholders with written notice at least 60 days prior to changing this policy.

(4)

International Value Portfolio does not currently intend to invest more than 5% of its net assets in securities (including convertible securities) rated at least BBB by S&P or Baa by Moody's and may not invest in securities below those ratings.

(5)

Each of Micro Cap Growth Portfolio and Small Cap Value Portfolio does not currently intend to invest more than 10% of its net assets in debt securities (including convertible securities) rated at least B- by S&P or B3 by Moody's and may not invest in securities below those ratings.

(6)

Each of Micro Cap Growth Portfolio and Small Cap Value Portfolio currently intends to limit its investments in foreign securities that are not traded in the U.S., under normal market conditions, to no more than 10% of its total assets; for this purpose, ADRs are not considered foreign securities, although each of these Portfolios does not intend to invest more than 10% of its total assets in ADRs.

(7)	International Value Portfolio may also invest up to 5% of its total assets in warrants used in conjunction with the cash extraction method.

(8)

Each Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(9)	Each Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(10)

No Portfolio may participate on a joint, or a joint and several, basis in any trading account in any securities (but this does not prohibit the bunching of orders for the sale or purchase of a Portfolio's securities with orders for other advisory accounts of the Portfolio's subadvisor, as applicable, to reduce brokerage commissions or otherwise to achieve best execution).

(11)	No Portfolio currently intends to invest in oil, gas, or other mineral exploration or development programs or leases.

(12)	No Portfolio will purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(13)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts and options on futures contracts.

(14)

Each Portfolio may purchase or sell options, futures contracts, options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments only to the extent that the Portfolio is permitted to invest in the type of asset by which the return on, or value of, such instrument is measured.

(15)

The total market value of securities against which International Value Portfolio may write, call or put options will not exceed 20% of the Portfolio's total assets. In addition, the Portfolio will not commit more than 5% of its total assets to premiums when purchasing put or call options.

(16)	A Portfolio's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets.

Non-fundamental investment restrictions for Dividend Income Portfolio:

(1)

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in dividend-paying equity securities. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(2)	The Portfolio does not intend to invest more than 25% of its total assets in foreign securities.

(3)	The Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

(4)

The Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(5)

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act; however, the Portfolio does not currently intend to invest more than 5% of its total assets in the securities of other investment companies.

(6)

The Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(7)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, that is, exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

Non-fundamental investment restrictions for each of Mortgage Securities Portfolio and Real Estate Securities Portfolio:

(1)

Under normal market conditions, Mortgage Securities Portfolio will concentrate its investments in the mortgage and mortgage-related industry. The Portfolio will not concentrate its investments in any other particular industry. Under normal market conditions, Real Estate Securities Portfolio will concentrate its investments in the real estate or real estate related industry. The Portfolio will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Portfolio is concentrating in an industry shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Under normal market conditions, Mortgage Securities Portfolio will invest at least 80% of its net assets in the mortgage and mortgage-related industry. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

Under normal market conditions, Real Estate Securities Portfolio will invest at least 80% of its net assets in the real estate or real estate-related industry. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(2)	Each Portfolio does not intend to invest more than 10% of its total assets in securities of foreign issuers.

ADRs are not considered foreign securities for this purpose.

(3)

Each Portfolio does not currently intend to invest in non-investment grade debt securities (securities rated BB and below by S&P or Ba and below by Moody's) if, as a result, more than 10% of its total assets would consist of such investments.

Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB and below by S&P or Baa and below by Moody's.

(4)

Each Portfolio may hold an additional 5% of its net assets in securities down-graded subsequent to purchase where such down-graded securities would not otherwise be eligible for purchase by the Portfolio.

(5)

Each Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(6)	Each Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(7)

Each Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(8)

Each Portfolio may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and other than short sales against the box) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(9)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into; the total market value of securities against which a Portfolio may write call or put options will not exceed 20% of the Portfolio's total assets. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, that is, exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

(10)

Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

(11)	Each Portfolio may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (that is, the Portfolio becomes the mortgagee).

(12)

No more than 30% of the value of each Portfolio's total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (that is, 20% of its total assets) may be invested in mortgage dollar rolls.

(13)

Under normal market conditions, Mortgage Securities Portfolio may invest up to 20% of its net assets in cash or cash items. Under normal market conditions, Real Estate Securities Portfolio may invest approximately 5% of its net assets in cash or cash items.

Non-fundamental investment restrictions for Global Natural Resources Portfolio and Mid Cap Growth Portfolio:

(1)

Under normal market conditions, Global Natural Resources Portfolio will invest at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(2)

Under normal market conditions, Mid Cap Growth Portfolio will invest at least 80% of its net assets in mid-cap growth stocks, which are stocks of companies whose market capitalizations that range between $1 billion and $18 billion. The Portfolio will notify Portfolio shareholders, in writing, at least 60 days prior to a change in the 80% investment policy.

(3)	Mid Cap Growth Portfolio does not intend to invest more than 25% of its total assets in foreign securities.

(4)

Each Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(5)	Each Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(6)	Each Portfolio may not invest for the purpose of exercising control or management of other companies.

(7)

Each Portfolio may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(8)

To the extent that each Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, that is, exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

(9)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

Non-fundamental investment restrictions for Energy Portfolio:

(1)

Under normal market conditions, Energy Portfolio will invest at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. The Portfolio will notify Portfolio shareholders at least 60 days prior to a change in the 80% investment policy.

(2)	The Portfolio may invest up to 100% of its assets in foreign securities.

(3)	The Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

(4)

The Portfolio may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments, which are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.

(5)	The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(6)

The Portfolio may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Portfolio from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(7)

The Portfolio will only purchase or sell a particular Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

(8)

To the extent that the Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, that is, exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

Non-fundamental investment restrictions for W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio, and W&R Target Pathfinder Conservative Portfolio:

Each Pathfinder Portfolio may not:

(1)	invest more than 15% of its net assets in illiquid securities.

(2)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(3)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions.

(4)	purchase, sell or enter into financial options and futures contracts, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pathfinder Portfolios. Notwithstanding the foregoing investment limitations, the Pathfinder Portfolios may invest in Underlying Funds that have adopted investment limitations that may be more or less restrictive than those listed above for the Pathfinder Portfolios. Therefore, the Pathfinder Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with each Pathfinder Portfolio's investment program as set forth in the Prospectus, a Pathfinder Portfolio may invest more than 25% of its net assets in any one Underlying Fund. However, each Underlying Fund in which a Pathfinder Portfolio may invest (other than Mortgage Securities Portfolio and Real Estate Securities Portfolio) will not invest more than 25% of its total assets in any one industry.

All Portfolios. An investment policy or limitation that states a maximum percentage of a Portfolio's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Portfolio's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations, except that International Value Portfolio may not hold more than 5% of its net assets in securities that have been downgraded subsequent to purchase where such securities are not otherwise eligible for purchase by the Portfolio. (This is in addition to securities International Value Portfolio may purchase under its other investment policies).

Portfolio Turnover

A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that the Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. A Portfolio's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the fiscal years ended December 31, 2007 and December 31, 2006 for each of the Portfolios then in existence were as follows:

	2007 -----	2006 -----
Asset Strategy Portfolio	98%	148%
Balanced Portfolio	8%	28%
Bond Portfolio	42%	54%
Core Equity Portfolio	83%	103%
Dividend Income Portfolio	17%	17%
Energy Portfolio	13%	12%
Global Natural Resources Portfolio	122%	111%
Growth Portfolio	42%	67%
High Income Portfolio	74%	71%
International Growth Portfolio	95%	96%
International Value Portfolio	23%	29%
Micro Cap Growth Portfolio	57%	60%
Mid Cap Growth Portfolio	31%	23%
Money Market Portfolio	NA	NA
Mortgage Securities Portfolio	138%	158%
Real Estate Securities Portfolio	50%	32%
Science and Technology Portfolio	73%	71%
Small Cap Growth Portfolio	101%	94%
Small Cap Value Portfolio	122%	131%
Value Portfolio	51%	73%

The high rates of turnover for 200 7 for both Global Natural Resources Portfolio and Small Cap Value Portfolio are each attributable to style of portfolio management by their respective portfolio managers. The high rate of turnover for Mortgage Securities Portfolio was due to the portfolio manager initiating and maintaining a more active but low risk strategy of trading in government agency pass-through securities, which involves simultaneous buying and selling of virtually identical securities settling on different dates to benefit from market price inefficiencies and is primarily utilized by the portfolio manager to manage liquidity. A high turnover rate will increase transaction costs and commission costs that will be paid by the Portfolio. Because short-term securities are generally excluded from computation of the turnover rate, a rate is not computed for Money Market Portfolio.

Disclosure of Portfolio Holdings

The Corporation has adopted policies and procedures intended to prevent unauthorized disclosure of Portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when the Corporation has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

A Portfolio's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Waddell & Reed website. This information may be a Portfolio's complete portfolio holdings disclosed in the Portfolio's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Corporation's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as the Portfolio's top ten portfolio holdings posted on the Waddell & Reed website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

The Policy allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

The Corporation's Treasurer or his designee may provide a Portfolio's non-public portfolio holdings to a rating and ranking organization (for example, Lipper, Morningstar, etc.) for the purpose of the ranking organization developing a rating for the Portfolio.

A service provider or other third party that receives information about the Portfolio's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio (for example, a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio and subject to an agreement requiring confidentiality.

A Portfolio's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Portfolio's and current and prospective clients of WRIMCO (or its affiliate), provided that:

  The recipient requests such information from WRIMCO (or its affiliate);
  The individual receiving the request, in conjunction with the Corporation's Chief Compliance Officer (CCO), determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Portfolio or any other fund managed by WRIMCO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Corporation, WRIMCO or any other party in connection with the disclosure of information about portfolio securities.

The Policy provides that attribution reports containing only sector and/or industry breakdown for the Portfolio can be released without a confidentiality agreement and without regard to any time constraints.

In determining whether there is a legitimate business purpose for making disclosure of a Portfolio's non-public portfolio holdings information, the Corporation's CCO will typically consider whether the disclosure is in the best interests of the Portfolio's shareholders and whether any conflict of interest exists between the shareholders and the Portfolio or Waddell & Reed or its affiliates. As part of the annual review of the Corporation's compliance policies and procedures, the Corporation's CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Portfolios' portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Waddell & Reed Investment Management Company
Waddell & Reed Services Company
Waddell & Reed, Inc.
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Financial Times Interactive Data

Pursuant to a custodian contract, the Corporation has selected UMB Bank, n.a. as custodian for each Portfolio's securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to a Portfolio's activities and supplies the Portfolio with a daily tabulation of the securities it owns and that are held by the custodian. Each Portfolio's subcustodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard & Poor's
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek
Institutional Shareholder Services

A Portfolio may send its complete portfolio holdings information to one or more of the rating, ranking and /or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Portfolio.

Brokerage and Brokerage-related information entities
A.G. Edwards & Sons, Inc.
Advest, Inc.
American Technology Research
Bank of America Securities, LLC
Bank of New York
Bank of Oklahoma
Barrington Research
BB & T Capital Markets
Bear Stearns & Co.
Belle Haven Investments, L.P.
Bergen Capital, Inc.
BMO Capital Markets
BNP Paribas Securities Corp.
BNY Capital Markets
BOSC, Inc.
Broadpoint Securities
Canaccord Adams
Cantor Fitzgerald and Co.
Caris and Company
Citigroup Global Markets, Inc.
Commerce Bank
Cowen & Company
Crews & Associates, Inc.
CRT Capital Group, LLC
Credit Suisse First Boston, LLC
Credit Suisse Securities, LLC
D.A. Davidson
Deutsche Bank, AG
Empirical Research Partners
Fidelity Capital Markets
Fifth Third Securities, Inc.
First Albany Capital, Inc.
First Analysis Securities Corp.
Friedman, Billings, Ramsey & Co.
FTN Financial Capital Markets
George K. Baum & Company
Griffin, Kubik, Stephens & Thompson, Inc.
GMS Group, LLC
Goldman Sachs & Co.
Hanifen, Imhoff, Inc.
Hibernia Southcoast Capital, Inc.
Howard Weil, Inc.
Indie Research, LLC
International Strategy & Investment Group
Jefferies Group, Inc.
JMP Securities
JP Morgan Securities, Inc.
Kaufman Brothers
Keefe, Bryette & Woods, Inc.
KeyBanc Capital Markets
Leerink Swann & Co
Lehman Brothers, Inc.
Longbow Research
Majestic Research
Merrill Lynch Pierce Fenner & Smith
Mesirow Financial, Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
M.R. Beal and Co.
Nollenberger Capital Partners
Northland Securities
Off The Record Research
Pacific Crest
Piper Jaffray & Co.
Prudential Equity Group
Raymond James & Associates, Inc.
RBC Capital Markets
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Roth Capital Partners
RW Presspitch & Co., Inc.
Sandler O'Neill
Sanford C. Bernstein
Sidoti & Company, LLC
Southwest Securities, Inc.
Stanford Washington Research Group
Stifel, Nicolaus & Co.
Think Equity Partners
Thomas Weisel Partners
UBS Investment Bank
United Capital Markets
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
Wedbush Morgan Securities
William Blair & Co.
(B.C.) Ziegler & Company

Each Portfolio may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Portfolio. No compensation is received by the Corporation, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Corporation may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE CORPORATION

Directors and Officers

The Corporation is governed by its Board of Directors (Board). Board members who are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the Portfolios of the Corporation (25 portfolios) and each of the funds in the Waddell & Reed Advisors Funds (21 portfolios) and Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios). The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) (12 portfolios) and Ivy Funds, a Massachusetts business trust (17 portfolios).

Following is a list of the members of the Board and the principal officers of the Corporation. The Board oversees the operations of the Corporation, and is responsible for the overall management and supervision of the affairs of the Corporation in accordance with the laws of the State of Maryland. Each of the Directors also serves as a director of each of the other funds in the Advisors Fund Complex. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

David P. Gardner serves as Independent Chair of the Board and of the board of directors of the other funds in the Advisors Fund Complex.

Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Corporation, based on policies reviewed and approved by the Board, with general oversight by the Board.

         Disinterested Directors

The following table provides information regarding each Disinterested Director.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE CORPORATION	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	Fund: 2007 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member of Kansas Board of Regents (2007 to present)	78

Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Trustee, Kansas Public Employees Retirement System;

Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director	Fund: 1997 Fund Complex: 1997	Professor of Law, Washburn School of Law (1988 to present); Formerly, Dean, Washburn School of Law (until 2001)	49	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 1997 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	49

Advisory Director, UMB Northland Board (financial services); Director, Command and General Staff Follege Foundation, Ft. Leavenworth, KS (military); Chairman, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 75	Director Independent Chair	Fund: 1998 Fund Complex: 1998 Fund and Complex: 2006	Senior Advisor to the President, Trustee and Chairman, J. Paul Getty Trust (arts trust) (until 2006); Professor, University of Utah (non-profit education) (until 2005)	49	Director, Flour Corporation (construction/ engineering) (until 2005); Director, Salzberg Seminar (non-profit education (2003-2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Director	Fund: 1998 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); Independent Director, LSQ Manager, Inc. (real estate) (2007 to present); Independent Director, Graymark Healthcare (medical holding company) (2008)	78

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 88	Director	Fund: 1988 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for the past five years); formerly, Chairman, Gilliland & Hayes (until 2003)	49	Director, Central Bank & Trust and Central Financial Corporation (financial services)
Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 2008 Fund Complex: 2008	Business Consultant, Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	49	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director	Fund: 1986 Fund Complex: 1971	Manager, Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	49

Chairman Emeritus, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Boy Scouts of America; Chairman, Bank Assurance Partners (marketing insurance co. products)

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 54	Director	Fund: 1996 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, PC, a law firm (1980 to present)	49	Director, Columbian Bank & Trust; Director, American Red Cross (social services); Director, Rockhurst University (education); Director, CarEntrust, Inc. (healthcare technology)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	Fund: 1995 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	78	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

         Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Portfolios' investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Portfolios' principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Portfolios' shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Director and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE CORPORATION	DIRECTOR/OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Michael L. Avery Age: 54	Director	Fund: 2007 Fund Complex: 2007	Chief Investment Officer (CIO) of WDR, WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to present); Senior Vice President of WDR (2005 to present); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	49	Director of WDR, WRIMCO and IICO
Henry J. Herrmann Age: 65	President Director	Fund: 2001 Fund Complex: 2001 Fund: 1998 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	78	Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

         Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Corporation's principal officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE CORPORATION	OFFICER OF CORPORATION SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten Age: 39	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2006 2006 2007 2006	2006 2006 2007 2006

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (accounting services) (2001 to 2003)

Mara D. Herrington Age: 44	Vice President Secretary	2006 2006	2006 2006

Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)

Kristen A. Richards Age: 40	Vice President Assistant Secretary Associate General Counsel	2000 2006 2000	2000 2006 2000

Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Daniel C. Schulte Age: 42	Vice President General Counsel Assistant Secretary	2000 2000 2000	2000 2000 2000

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider Age: 40	Vice President Chief Compliance Officer	2006 2004	2006 2004

Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has established a Special Compliance & Governance Committee and a Special Dilution & Distribution Committee. The respective duties and current memberships of the committees are:

Audit Committee. The Audit Committee meets with the Portfolios' independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Portfolios, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Portfolios' independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, John F. Hayes, Glendon E. Johnson, Frank J. Ross, Jr. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal year ended December 31, 2007, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for Disinterested Directors. The Nominating Committee will consider candidates recommended by shareholders of the Corporation. Shareholders should direct the names of candidates they wish to be considered to the attention of the Corporation's Nominating Committee, in care of the Corporation's Secretary, at the address of the Corporation listed on the front page of this SAI. Such candidates will be considered with any other Director candidates. Glendon E. Johnson (Chair), John A. Dillingham, Joseph Harroz, Jr. and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal year ended December 31, 2007, the Nominating Committee met five times.

Special Compliance & Governance Committee. The Special Compliance & Governance Committee assists the Board of Directors in overseeing the Corporation's compliance with Rule 38a-1 of the 1940 Act including implementation and enforcement of compliance policies and procedures, including corporate governance procedures, and activities of the Corporation's Chief Compliance Officer. Frank J. Ross, Jr. (chair), John Dillingham, John Hayes, Albert W. Herman and Eleanor B. Schwartz are members of this committee. During the fiscal year ended December 31, 2007, the Special Compliance & Governance Committee met three times.

Special Dilution & Distribution Committee. The Special Dilution and Distribution Committee assists and advises the Corporation's Directors regarding dilution and distribution related matters in connection with settlements involving WRIMCO and certain of its affiliates and the SEC, New York Attorney General ("NYAG") and State of Kansas. Joseph Harroz, Jr. (chair), James Concannon and Glendon E. Johnson are members of this committee. During the fiscal year ended December 31, 2007, the Special Dilution & Distribution Committee met once .

The Board has authorized the creation of a valuation committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

The Independent Chair of the Board, Mr. Gardner, is an ex officio member of each committee of the Board.

         Ownership of Corporation Shares
          (as of December 31, 2007)

The following table provides information regarding shares of the Portfolios beneficially owned by each Director, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (1934 Act), as well as the aggregate dollar range of shares owned, by each Director, of funds within the Advisors Fund Complex. The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as the underlying investment vehicle. A Director who is not an affiliated person of the Corporation may elect to defer all or a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Advisors Fund Complex. The amounts listed below as "beneficially owned" shares include any shares in which the Director's deferred compensation is deemed invested.

DISINTERESTED DIRECTORS

Director	Dollar Range of Shares Owned in any of the Portfolios	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	see note 1 below	over $100,000
James M. Concannon	$0	over $100,000
John A. Dillingham	see note 2 below	over $100,000
David P. Gardner	$0	over $100,000
Joseph Harroz, Jr.	$0	over $100,000
John F. Hayes	$0	over $100,000
Albert W. Herman*	$0	$1 to $10,000
Glendon E. Johnson	$0	over $100,000
Frank J. Ross, Jr.	see note 3 below	over $100,000
Eleanor B. Schwartz	$0	over $100,000

Note 1: Dollar range of shares of the following Portfolios owned by Jarold W. Boettcher:

Asset Strategy Portfolio	$1 to $10,000
Core Equity Portfolio	$1 to $10,000
Global Natural Resources Portfolio	$1 to $10,000
International Growth Portfolio	$1 to $10,000

Note 2: Dollar range of shares of the following Portfolio owned by John A. Dillingham:

International Growth Portfolio	$10,001 to $50,000

Note 3: Dollar range of shares of the following Portfolios owned by Frank J. Ross, Jr.:

Global Natural Resources Portfolio	$50,001 to $100,000
International Value Portfolio	$10,001 to $50,000

*Mr. Albert W. Herman became a Director on January 1, 2008. The information regarding his ownership of shares is as of January 2, 2008.

INTERESTED DIRECTORS

Director	Dollar Range of Shares Owned in any of the Portfolios	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Michael L. Avery	$0	over $100,000
Henry J. Herrmann	$0	over $100,000

         Compensation

The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended December 31, 2007, the Directors received the following fees for service as a Director:

COMPENSATION TABLE

Aggregate	Total Compensation
Compensation	from Corporation and
From Corporation	Advisors Fund Complex[1]

Disinterested Directors:

Jarold W. Boettcher[2]	$10,003	$45,250
James M. Concannon	25,354	114,500
John A. Dillingham	26,018	117,500
David P. Gardner[3]	32,660	147,500
Joseph Harroz, Jr.	23,694	107,000
John F. Hayes	23,586	106,500
Albert W. Herman[2]	0	0
Glendon E. Johnson	25,685	116,000
Frank J. Ross, Jr.	24,000	108,375
Eleanor B. Schwartz	26,018	117,500

Interested Directors:

Michael L. Avery	0	0
Henry J. Herrmann	0	0

1No pension or retirement benefits have been accrued as a part of the funds' expenses.

2Mr. Boettcher became a Director on May 23, 2007, and Mr. Herman became a Director on January 1, 2008.

3For 2007, Mr. Gardner received an additional fee of $45,000 for his services as Independent Chair of the Board and of the board of directors of each other fund in the Advisors Fund Complex. For 2008, this fee is $55,000.

The aggregate compensation from the Corporation, as indicated above for each Director, is allocated to each Portfolio* as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Dividend Income Portfolio	Energy Portfolio	Global Natural Resources Portfolio
Jarold W. Boettcher	$1,104	$824	$392	$1,126	$159	$22	$199
James M. Concannon	2,596	2,171	882	2,943	365	23	432
John A. Dillingham	2,670	2,227	910	3,017	376	25	445
David P. Gardner	3,362	2,789	1,154	3,784	474	33	563
Joseph Harroz, Jr.	2,439	2,025	855	2,746	344	24	408
John F. Hayes	2,424	2,017	825	2,736	341	24	405
Albert W. Herman	0	0	0	0	0	0	0
Glendon E. Johnson	2,635	2,198	897	2,979	371	24	439
Frank J. Ross, Jr.	2,468	2,052	853	2,783	348	24	412
Eleanor B. Schwartz	2,670	2,227	910	3,017	376	25	445

	Growth Portfolio	High Income Portfolio	International Growth Portfolio	International Value Portfolio	Micro Cap Growth Portfolio	Mid Cap Growth Portfolio
Jarold W. Boettcher	$1,819	$315	$401	$930	$92	$76
James M. Concannon	4,635	816	999	2,368	237	171
John A. Dillingham	4,760	836	1,026	2,427	243	176
David P. Gardner	5,969	1,049	1,289	3,049	305	223
Joseph Harroz, Jr.	4,334	760	935	2,211	221	161
John F. Hayes	4,315	757	930	2,200	220	160
Albert W. Herman	0	0	0	0	0	0
Glendon E. Johnson	4,697	826	1,013	2,398	240	174
Frank J. Ross, Jr.	4,391	770	947	2,239	224	163
Eleanor B. Schwartz	4,760	836	1,026	2,427	243	176

	Money Market Portfolio	Mortgage Securities Portfolio	Real Estate Securities Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	Value Portfolio
Jarold W. Boettcher	$121	$43	$85	$566	$826	$311	$571
James M. Concannon	294	113	235	1,427	2,154	800	1,479
John A. Dillingham	302	116	240	1,464	2,210	820	1,516
David P. Gardner	380	145	300	1,838	2,770	1,030	1,903
Joseph Harroz, Jr.	275	106	217	1,333	2,010	746	1,380
John F. Hayes	274	105	216	1,327	2,002	743	1,374
Albert W. Herman	0	0	0	0	0	0	0
Glendon E. Johnson	298	114	237	1,445	2,181	810	1,497
Frank J. Ross, Jr.	279	107	220	1,350	2,037	756	1,398
Eleanor B. Schwartz	302	116	240	1,464	2,210	820	1,516

*The Pathfinder Portfolios were not effective or in operation as of December 31, 2007; therefore, no Director compensation was allocated to any of the Pathfinder Portfolios.

Of the Total Compensation listed above, the following amounts have been deferred:

Jarold W. Boettcher	$10,000
James M. Concannon	10,000
John A. Dillingham	10,000
David P. Gardner	34,000
Joseph Harroz, Jr.	58,500
John F. Hayes	10,000
Alvert W. Herman	0
Glendon E. Johnson	10,000
Frank J. Ross, Jr.	34,594
Eleanor B. Schwartz	10,000

The Corporation's officers are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 78 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Corporation for at least five years which need not have been consecutive.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director. For a Director initially elected to a Board of Directors of a fund within the Advisors Fund Complex before May 31, 1993, such annual fee is payable as long as the Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director assumed Director Emeritus status, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Portfolios. Messrs. Henry L. Bellmon, William T. Morgan, Ronald K. Richey, Frederick Vogel III and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Advisors Fund Complex and, as applicable, Ivy Funds, Inc. that were overseen by the Director at the time of his retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime.

The fees paid to each Director Emeritus are allocated among the funds that were overseen by the Director at the time the Director elected Emeritus status, based on each fund's net assets at that time. The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Fund, for the fiscal year ended December 31, 2007.

		Total
		Compensation
	Compensation	paid to
Director Emeritus	from Fund	Director Emeritus
Henry L. Bellmon	$4,352	$48,000
Jay B. Dillingham[1]	2,757	33,000
William T. Morgan	8,469	65,500
Ronald K. Richey	4,620	48,000
Frederick Vogel III[2]	13,014	58,875
Paul S. Wise	4,620	48,000

The compensation paid by the Corporation for each Director Emeritus for the fiscal year ended December 31, 2007 was allocated to each Portfolio as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Dividend Income Portfolio	Energy Portfolio	Global Natural Resources Portfolio
Henry L. Bellmon	$ 24	$160	$235	$1,476	$0	$0	$0
Jay B. Dillingham[1]	18	81	177	888	0	0	0
William T. Morgan	346	473	511	2,131	0	0	0
Ronald K. Richey	28	180	238	1,576	0	0	0
Frederick Vogel III[2]	1,299	1,125	438	1,512	183	0	210
Paul S. Wise	28	180	238	1,576	0	0	0

	Growth Portfolio	High Income Portfolio	International Growth Portfolio	International Value Portfolio	Micro Cap Growth Portfolio	Mid Cap Growth Portfolio
Henry L. Bellmon	$1,456	$280	$268	$0	$0	$0
Jay B. Dillingham[1]	987	186	153	0	0	0
William T. Morgan	2,343	316	448	0	0	0
Ronald K. Richey	1,512	252	320	0	0	0
Frederick Vogel III[2]	2,361	432	510	1,224	120	87
Paul S. Wise	1,512	252	320	0	0	0

	Money Market Portfolio	Mortgage Securities Portfolio	Real Estate Securities Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	Value Portfolio
Henry L. Bellmon	$ 88	$0	$0	$ 24	$332	$0	$ 0
Jay B. Dillingham[1]	72	0	0	0	186	0	0
William T. Morgan	222	0	0	587	882	0	180
Ronald K. Richey	108	0	0	48	352	0	0
Frederick Vogel III[2]	150	57	132	735	1,113	420	768
Paul S. Wise	108	0	0	48	352	0	0

1Mr. Dillingham held Director Emeritus status until his death in August, 2007.

2Mr. Vogel elected Director Emeritus status after he resigned from the Board on April 1, 2007.

Code of Ethics

The Corporation, Advantus Capital Management, Inc., Mackenzie Financial Corporation, Templeton Investment Counsel LLC, Wall Street Associates, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Corporation, as of March 31, 2008, regarding the beneficial ownership of Portfolio shares.

		Shares owned
Name and Address		Beneficially
of Beneficial Owner	Portfolio	or of Record	Percent
-------------------	-----	------------	-------
Minnesota Life Insurance Co	Asset Strategy Portfolio	6,792,500	8.94%
Individual Annuities	Balanced Portfolio	15,470,755	27.88%
400 Robert St N	Core Equity Portfolio	772,036	1.40%
Saint Paul MN 55101-2015	Global Natural Resources
	Portfolio	1,832,362	10.91%
	Growth Portfolio	15,859,893	15.02%
	International Growth
	Portfolio	756,382	2.95%
	International Value
	Portfolio	9,868,780	34.90%
	Micro Cap Growth
	Portfolio	660,351	24.22%
	Science and Technology
	Portfolio	643,518	3.03%
	Small Cap Growth
	Portfolio	6,395,303	12.48%
	Small Cap Value
	Portfolio	3,983,452	27.15%
	Value Portfolio	7,465,212	13.24%

Minnesota Life Insurance Co	Asset Strategy Portfolio	3,159,451	4.16%
Individual Life	Balanced Portfolio	15,806,498	28.49%
400 Robert St N	Core Equity Portfolio	976,644	1.77%
Saint Paul MN 55101-2015	Growth Portfolio	18,688,065	17.69%
	International Growth
	Portfolio	732,811	2.86%
	International Value
	Portfolio	10,111,525	35.76%
	Micro Cap Growth
	Portfolio	1,010,983	37.08%
	Science and Technology
	Portfolio	388,529	1.83%
	Small Cap Growth
	Portfolio	10,419,779	20.33%
	Small Cap Value
	Portfolio	4,784,495	32.61%
	Value Portfolio	11,842,782	21.00%

Minnesota Life Insurance Co	Balanced Portfolio	1,007,310	1.82%
Group Life	International Value
400 Robert St N	Portfolio	3,504,393	12.39%
Saint Paul MN 55101-2015	Micro Cap Growth
	Portfolio	41,734	1.53%
	Small Cap Growth
	Portfolio	1,989,014	3.88%
	Small Cap Value
	Portfolio	2,357,642	16.07%

Minnesota Life Insurance Company	Asset Strategy Portfolio	4,159,363	5.47%
Minnesota Life WRVA	Bond Portfolio	6,943,806	12.18%
400 Robert St N	Dividend Income Portfolio	2,070,046	12.95%
Saint Paul MN 55101-2015	Core Equity Portfolio	1,120,253	2.03%
	Energy Portfolio	1,006,466	22.64%
	Global Natural Resources
	Portfolio	2,681,416	15.97%
	Growth Portfolio	4,641,145	4.39%
	High Income Portfolio	10,559,181	16.10%
	International Growth
	Portfolio	1,835,388	7.17%
	International Value
	Portfolio	1,710,255	6.05%
	Micro Cap Growth
	Portfolio	329,640	12.09%
	Mid Cap Growth
	Portfolio	1,764,323	21.17%
	Money Market
	Portfolio	12,475,858	10.45%
	Mortgage Securities
	Portfolio	3,299,615	46.57%
	Real Estate Securities
	Portfolio	1,787,551	26.78%
	Science and Technology
	Portfolio	1,363,868	6.42%
	Small Cap Growth
	Portfolio	1,568,288	3.06%
	Small Cap Value
	Portfolio	1,747,361	11.91%
	Value Portfolio	8,189,005	14.52%

Nationwide Insurance Company	Asset Strategy Portfolio	7,153,796	9.41%
NWVA-D	Balanced Portfolio	2,804,413	5.05%
c/o IPO Portfolio Accounting	Bond Portfolio	7,593,126	13.32%
P O Box 182029	Core Equity Portfolio	6,032,540	10.95%
Columbus OH 43218-2029	Dividend Income Portfolio	1,095,548	6.86%
	Energy Portfolio	416,073	9.36%
	Global Natural Resources
	Portfolio	1,547,369	9.22%
	Growth Portfolio	7,520,823	7.12%
	High Income Portfolio	7,640,398	11.65%
	International Growth
	Portfolio	2,049,328	8.00%
	International Value
	Portfolio	333,992	1.18%
	Micro Cap Growth
	Portfolio	63,562	2.33%
	Mid Cap Growth
	Portfolio	420,617	5.05%
	Money Market Portfolio	16,579,275	13.89%
	Mortgage Securities
	Portfolio	398,445	5.62%
	Real Estate Securities
	Portfolio	625,948	9.38%
	Science and Technology
	Portfolio	2,069,449	9.73%
	Small Cap Growth
	Portfolio	3,289,912	6.42%
	Small Cap Value
	Portfolio	152,845	1.04%
	Value Portfolio	4,105,435	7.28%

Nationwide Insurance Company	Asset Strategy Portfolio	2,491,900	3.28%
NWVLI-5	Balanced Portfolio	718,780	1.30%
c/o IPO Portfolio Accounting	Bond Portfolio	1,510,253	2.65%
P O Box 182029	Core Equity Portfolio	1,445,376	2.62%
Columbus OH 43218-2029	Dividend Income Portfolio	498,705	3.12%
	Energy Portfolio	182,262	4.10%
	Global Natural Resources
	Portfolio	597,096	3.56%
	Growth Portfolio	2,031,244	1.92%
	High Income Portfolio	2,118,556	3.23%
	International Growth
	Portfolio	669,252	2.61%
	Micro Cap Growth
	Portfolio	55,598	2.04%
	Mid Cap Growth
	Portfolio	312,223	3.75%
	Money Market
	Portfolio	2,483,763	2.08%
	Mortgage Securities
	Portfolio	147,597	2.08%
	Real Estate Securities
	Portfolio	270,491	4.05%
	Science and Technology
	Portfolio	864,512	4.07%
	Small Cap Growth
	Portfolio	1,228,083	2.40%
	Value Portfolio	1,400,783	2.48%

Nationwide Insurance Company	Asset Strategy Portfolio	28,153,482	37.04%
NWVA-9	Balanced Portfolio	9,765,509	17.60%
c/o IPO Portfolio Accounting	Bond Portfolio	24,517,876	43.02%
P O Box 182029	Core Equity Portfolio	19,281,496	35.00%
Columbus OH 43218-2029	Dividend Income Portfolio	5,447,913	34.09%
	Energy Portfolio	1,770,793	39.83%
	Global Natural Resources
	Portfolio	6,954,345	41.42%
	Growth Portfolio	23,375,625	22.13%
	High Income Portfolio	25,376,770	38.69%
	International Growth
	Portfolio	8,096,899	31.62%
	International Value
	Portfolio	1,657,264	5.86%
	Micro Cap Growth
	Portfolio	290,800	10.67%
	Mid Cap Growth
	Portfolio	2,338,129	28.05%
	Money Market
	Portfolio	54,746,350	45.85%
	Mortgage Securities
	Portfolio	1,758,127	24.82%
	Real Estate Securities
	Portfolio	2,480,775	37.16%
	Science and Technology
	Portfolio	7,342,786	34.54%
	Small Cap Growth
	Portfolio	12,112,111	23.63%
	Small Cap Value
	Portfolio	770,121	5.25%
	Value Portfolio	17,226,746	30.55%

Nationwide Insurance Company	Asset Strategy Portfolio	12,681,634	16.69%
NWVA-12	Balanced Portfolio	2,759,438	4.97%
c/o IPO Portfolio Accounting	Bond Portfolio	5,949,165	10.44%
P O Box 182029	Core Equity Portfolio	4,285,196	7.78%
Columbus OH 43218-2029	Dividend Income Portfolio	6,477,041	40.53%
	Energy Portfolio	1,070,250	24.07%
	Global Natural Resources
	Portfolio	3,174,834	18.91%
	Growth Portfolio	5,945,976	5.63%
	High Income Portfolio	6,183,339	9.43%
	International Growth
	Portfolio	1,921,238	7.50%
	International Value
	Portfolio	806,177	2.85%
	Micro Cap Growth
	Portfolio	273,767	10.04%
	Mid Cap Growth
	Portfolio	3,331,639	39.97%
	Money Market
	Portfolio	12,277,642	10.28%
	Mortgage Securities
	Portfolio	1,480,750	20.90%
	Real Estate Securities
	Portfolio	1,487,800	22.29%
	Science and Technology
	Portfolio	1,643,925	7.73%
	Small Cap Growth
	Portfolio	1,429,159	2.79%
	Small Cap Value
	Portfolio	649,946	4.43%
	Value Portfolio	5,957,572	10.57%
	W&R Target Pathfinder
	Aggressive Portfolio	1,153,498	100.00%
	W&R Target Pathfinder
	Conservative Portfolio	48,624	100.00%
	W&R Target Pathfinder
	Moderate Portfolio	600,352	100.00%
	W&R Target Pathfinder
	Moderately Aggressive
	Portfolio	1,750,262	100.00%
	W&R Target Pathfinder
	Moderately Conservative
	Portfolio	80,068	100.00%

UMB Bank as Custodian for	Dividend Income Portfolio	190,656	1.19%
Target Pathfinder Mod Aggress Fund
Master Account
c/o Dawn Anthony
6300 Lamar Ave
Mission KS 66202-4247

United Investors Life	Bond Portfolio	405,968	1.02%
Advantage I	Core Equity Portfolio	739,957	1.34%
P O Box 10287	Growth Portfolio	1,151,893	1.09%
Birmingham AL 35202-0287	High Income Portfolio	677,148	1.03%
	International Growth
	Portfolio	416,702	1.63%

United Investors Life	Asset Strategy Portfolio	8,348,334	10.98%
Advantage II	Balanced Portfolio	4,781,622	8.62%
P O Box 10287	Bond Portfolio	8,297,835	14.56%
Birmingham AL 35202-0287	Core Equity Portfolio	16,439,425	29.84%
	Growth Portfolio	21,090,066	19.97%
	High Income Portfolio	11,174,188	17.04%
	International Growth
	Portfolio	6,889,228	26.91%
	Money Market
	Portfolio	14,428,661	12.08%
	Science and Technology
	Portfolio	4,521,342	21.27%
	Small Cap Growth
	Portfolio	9,209,215	17.97%

United Investors Life	Asset Strategy Portfolio	1,915,060	2.52%
Advantage Gold	Balanced Portfolio	1,086,776	1.96%
P O Box 10287	Bond Portfolio	838,739	1.47%
Birmingham AL 35202-0287	Core Equity Portfolio	1,985,438	3.60%
	Growth Portfolio	2,096,636	1.98%
	High Income Portfolio	1,061,014	1.62%
	International Growth
	Portfolio	786,079	3.07%
	Money Market
	Portfolio	1,910,849	1.60%
	Science and Technology
	Portfolio	947,643	4.46%
	Small Cap Growth
	Portfolio	1,407,128	2.75%

United Investors Life	Asset Strategy Portfolio	767,749	1.01%
Variable Universal Life (Plus)	Bond Portfolio	564,454	1.02%
P O Box 10287	Core Equity Portfolio	1,922,907	3.49%
Birmingham AL 35202-0287	Growth Portfolio	2,502,346	2.37%
	High Income Portfolio	801,303	1.22%
	International Growth
	Portfolio	1,290,754	5.04%
	Money Market
	Portfolio	1,461,804	1.22%
	Science and Technology
	Portfolio	1,377,830	6.48%
	Small Cap Growth
	Portfolio	1,676,643	3.27%

As of March 31, 2008, all of the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of the Corporation.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Corporation has an Investment Management Agreement with WRIMCO with respect to Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Energy Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Value Portfolio, W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio and W&R Target Pathfinder Conservative Portfolio, a separate Investment Management Agreement with WRIMCO with respect to International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio, and a separate Investment Management Agreement with WRIMCO with respect to Global Natural Resources Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio (each, a Management Agreement). Under the Management Agreement for each Portfolio, WRIMCO is employed to supervise the investments of the Portfolio and provide investment advice to the Portfolio or monitor and supervise the activities of a subadvisor, if applicable. The Management Agreement obligates WRIMCO to make investments for the accounts of the Portfolio in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by each Portfolio and places the orders (except to the extent those services are provided by the Portfolio's investment subadvisor). The Management Agreements with respect to International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio and with respect to Global Natural Resources Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio also authorize WRIMCO to appoint one or more qualified investment subadvisors to provide these Portfolios with certain services required by the Management Agreement.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Advisors Fund Complex since each company's inception. WRIMCO also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO) (until March 7, 2005, known as Waddell & Reed Ivy Investment Company), an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as distributor for Policies for which the Fund is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

The Management Agreements for the Portfolios other than the Pathfinder Portfolios were renewed by the Board including a majority of the Disinterested Directors, at the meeting held August 15, 2007, and each will continue in effect for the period from October 1, 2007, through September 30, 2008, unless sooner terminated. The Management Agreements for the Pathfinder Portfolios were approved by the Board, including a majority of the Disinterested Directors, at the Meeting held November 28, 2007, and each will continue through September 30, 2008, unless sooner terminated. Each Management Agreement provides that it may be renewed year to year as to the affected Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Disinterested Directors. Each Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Corporation to WRIMCO and 120 days' written notice by WRIMCO to the Corporation, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Subadvisory Agreements

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Mortgage Securities Portfolio and Real Estate Securities Portfolio, subject to the general control of the Board. Since its inception in 1985, Advantus Capital and its predecessor have provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Advantus Capital also manage Minnesota Life's investment portfolios. Advantus Capital had approximately $19 billion in assets under management as of December 31, 2007.

Advantus Capital acts as investment subadvisor to Mortgage Securities Portfolio and Real Estate Securities Portfolio under an Investment Subadvisory Agreement (the Advantus Capital Agreement) with WRIMCO, which was renewed by the Board, including a majority of the Disinterested Directors, at a meeting held August 15, 2007 and executed with Advantus Capital. The Advantus Capital Agreement will continue in effect through September 30, 2008, unless sooner terminated.

The Advantus Capital Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Advantus Capital Agreement is terminable at any time, without penalty, by the Board or by WRIMCO on 60 days' written notice to Advantus Capital, or by Advantus Capital on 60 days' written notice to WRIMCO. Unless sooner terminated, the Advantus Capital Agreement shall continue in effect from year to year if approved at least annually by the Board, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Advantus Capital Agreement, cast in person at a meeting called for the purpose of voting on such approval.

For its services, Advantus Capital receives fees from WRIMCO, such fees accrued daily and payable in arrears on the last day of each calendar month, pursuant to the following schedule:

Fund Name	Annual Fee Payable to Advantus Capital as a
Percentage of the Portfolio's Average Net Assets
Mortgage Securities Portfolio	0.30%
Real Estate Securities Portfolio	0.55%

Mackenzie Financial Corporation (Mackenzie) is a wholly-owned subsidiary of IGM Financial Inc. Mackenzie, with offices at 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada, M5S 3B5, is a corporation organized under the laws of Ontario. Mackenzie is registered in Ontario as a mutual fund dealer and also registered with the SEC as an investment adviser. Mackenzie has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Global Natural Resources Portfolio, subject to the general control of the Board. Mackenzie had approximately $63.3 billion Canadian in assets under management as of December 31, 2007.

Mackenzie acts as investment subadvisor to Global Natural Resources Portfolio under an Investment Subadvisory Agreement (the Mackenzie Agreement) with WRIMCO, which was renewed by the Board , including a majority of the Disinterested Directors, at a meeting held August 15, 2007. The Mackenzie Agreement will continue in effect through September 30, 2008, unless sooner terminated.

The Mackenzie Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Mackenzie Agreement is terminable at any time, without penalty, by the Board or by WRIMCO on 60 days' written notice to Mackenzie, or by Mackenzie on 60 days' written notice to WRIMCO. Unless sooner terminated, the Mackenzie Agreement shall continue in effect from year to year if approved at least annually by the Board, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Mackenzie Agreement, cast in person at a meeting called for the purpose of voting on such approval.

From the management fee received with respect to Global Natural Resources Portfolio, WRIMCO pays to Mackenzie a subadvisory fee computed at an annual rate, accrued daily and payable in arrears on the last day of each calendar month, pursuant to the following schedule:

Fee Payable to Mackenzie as a Percentage of
Net Portfolio Assets	the Portfolio's Average Net Assets
Up to $500 million	0.500%
Over $500 million and up to $1 billion	0.425%
Over $1 billion and up to $2 billion	0.415%
Over $2 billion and up to $3 billion	0.400%
Over $3 billion	0.380%

Templeton Investment Counsel, LLC (TIC), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of International Value Portfolio, subject to the general control of the Board. TIC is an indirect, wholly owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida (TWI), which in turn is a wholly owned subsidiary of Franklin Resources, Inc. TIC had approximately $34.8 billion in assets under management as of December 31, 2007.

TIC acts as investment subadvisor to International Value Portfolio under an Investment Subadvisory Agreement (the TIC Agreement) with WRIMCO, which was renewed by the Board, including a majority of the Disinterested Directors, at a meeting held August 15, 2007. The TIC Agreement will continue in effect through September 30, 2008, unless sooner terminated.

The TIC Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the TIC Agreement is terminable at any time, without penalty, by the Board or by WRIMCO on 60 days' written notice to TIC, or by TIC on 60 days' written notice to WRIMCO. Unless sooner terminated, the TIC Agreement shall continue in effect from year to year if approved at least annually by the Board, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the TIC Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Templeton Global Advisors Limited (Templeton) also acts as an investment subadviser to International Value Portfolio under a Subadvisory Agreement (the Templeton Agreement) with TIC, which was approved by the Board, including a majority of the Disinterested Directors, at a meeting held on February 27, 2008. The Templeton Agreement will continue in effect until Edgerton Tucker Scott, the portfolio manager for International Value Portfolio, is no longer employed by Templeton, unless sooner terminated. Templeton is an indirect, wholly owned subsidiary of TWI. Templeton had approximately $83.1 billion in assets under management as of December 31, 2007.

From the management fee received with respect to International Value Portfolio, WRIMCO pays to TIC a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of International Value Portfolio, as follows: 0.50% of net assets up to $100 million, 0.35% of net assets over $100 million and up to $200 million, 0.30% of net assets over $200 million and up to $450 million, and 0.25% of net assets over $450 million. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month. WRIMCO does not pay Templeton directly for its services.

Wall Street Associates (WSA), a California corporation with principal offices at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Micro Cap Growth Portfolio, subject to the general control of the Board. WSA, founded in 1987, provides investment advisory services for institutional clients and high net worth individuals. WSA had approximately $2.3 billion in assets under management as of December 31, 2007.

WSA acts as investment subadvisor to Micro Cap Growth Portfolio under an Investment Subadvisory Agreement (the WSA Agreement) with WRIMCO, which was renewed by the Board, including a majority of the Disinterested Directors, at a meeting held August 15, 2007. The WSA Agreement will continue in effect through September 30, 2008, unless sooner terminated.

The WSA Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the WSA Agreement is terminable at any time, without penalty, by the Board or by WRIMCO on 60 days' written notice to WSA, or by WSA on 60 days' written notice to WRIMCO. Unless sooner terminated, the WSA Agreement shall continue in effect from year to year if approved at least annually by the Board, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the WSA Agreement, cast in person at a meeting called for the purpose of voting on such approval.

From the management fee received with respect to Micro Cap Growth Portfolio, WRIMCO pays to WSA a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of Micro Cap Growth Portfolio, as follows: 0.50% of net assets. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

         Payments for Management Services

Under its Management Agreement, for WRIMCO's management services, each Portfolio pays WRIMCO the fees as described in the Prospectus. The management fees paid to WRIMCO, during the last three fiscal years for each Portfolio then in existence were as follows:

         Periods ended December 31,

	2007	2006	2005
Asset Strategy Portfolio	$ 5,069,591	$ 3,657,741	$ 2,321,474
Balanced Portfolio	3,934,013	3,996,274	4,192,238
Bond Portfolio	1,241,780	1,075,919	1,127,733
Core Equity Portfolio	5,322,329	5,135,376	5,048,240
Dividend Income Portfolio	712,494	421,075	206,248
Energy Portfolio	115,546	29,055	NA
Global Natural Resources	1,242,357	642,436	95,686
Growth Portfolio	8,444,028	8,261,018	8,373,937
High Income Portfolio	1,330,756	1,169,729	1,180,627
International Growth Portfolio	2,245,577	1,890,003	1,580,890
International Value Portfolio	5,277,695	4,360,700	3,620,974
Micro Cap Growth Portfolio	577,213	553,464	421,159
Mid Cap Growth Portfolio	409,554	216,740	35,057
Money Market Portfolio	319,599	241,013	204,091
Mortgage Securities Portfolio	147,606	141,278	129,458
Real Estate Securities Portfolio	537,161	391,412	253,493
Science and Technology Portfolio	3,212,675	3,017,650	2,806,443
Small Cap Growth Portfolio	4,723,598	4,961,263	5,026,233
Small Cap Value Portfolio	1,765,203	1,540,062	1,232,596
Value Portfolio	2,677,188	2,448,437	2,453,076

Each Portfolio accrues and pays this fee daily.

The Management Agreement for each Portfolio permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for accounting services (the Accounting Services Agreement) and a separate agreement for transfer agency services (the Transfer Agency Agreement) with the Corporation for the Portfolio. Each Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Accounting Services Agreement or Transfer Agency Agreement.

Accounting Services

Under the Accounting Services Agreement entered into between the Corporation and WRSCO for each Portfolio, WRSCO provides the Portfolio with bookkeeping and accounting services and assistance and other administrative services, including maintenance of the Portfolio's records, pricing of the Portfolio's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

         Accounting Services Fees

Under the Accounting Services Agreement for each Portfolio except the Pathfinder Portfolios, each Portfolio pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month				Monthly Fee
$0	-	$10	million	$0
$10	-	$25	million	$958
$25	-	$50	million	$1,925
$50	-	$100	million	$2,958
$100	-	$200	million	$4,033
$200	-	$350	million	$5,267
$350	-	$550	million	$6,875
$550	-	$750	million	$8,025
$750	-	$1.0	billion	$10,133
$1.0 billion and over				$12,375

Under the Accounting Services Agreement for each Pathfinder Portfolio, the Pathfinder Portfolio pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month				Monthly Fee
$0	-	$10	million	$0
$10	-	$25	million	$479.00
$25	-	$50	million	$962.50
$50	-	$100	million	$1,479.00
$100	-	$200	million	$2,016.50
$200	-	$350	million	$2,633.50
$350	-	$550	million	$3,437.50
$550	-	$750	million	$4,012.50
$750	-	$1.0	billion	$5,066.50
$1.0 billion and over				$6,187.50

Each Portfolio also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Portfolio assets are at least $10 million.

Fees paid to WRSCO for the last three fiscal years for each Portfolio then in existence were as follows:

         Periods ended December 31,

	2007	2006	2005
Asset Strategy Portfolio	$ 177,150	$138,573	$ 102,526
Balanced Portfolio	152,530	153,374	156,088
Bond Portfolio	87,603	84,061	84,686
Core Equity Portfolio	191,562	181,642	168,202
Dividend Income Portfolio	53,212	39,465	22,156
Energy Portfolio	7,751	---	NA
Global Natural Resources Portfolio	57,636	38,846	6,574
Growth Portfolio	248,499	248,499	248,506
High Income Portfolio	84,481	68,700	67,313
International Growth Portfolio	89,583	85,715	68,118
International Value Portfolio	158,348	136,104	125,017
Micro Cap Growth Portfolio	41,589	41,342	29,577
Mid Cap Growth Portfolio	34,127	19,839	1,063
Money Market Portfolio	43,493	39,449	36,463
Mortgage Securities Portfolio	26,028	25,926	21,819
Real Estate Securities Portfolio	40,439	30,540	23,014
Science and Technology Portfolio	120,404	111,861	99,262
Small Cap Growth Portfolio	146,266	152,696	155,284
Small Cap Value Portfolio	82,769	66,550	62,841
Value Portfolio	120,877	107,964	107,844

Since each Portfolio pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Waddell & Reed and affiliates pay the Corporation's Directors and officers who are affiliated with WRIMCO and Waddell & Reed. The Corporation pays the fees and expenses of its other Directors. The Corporation pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Transfer Agency Services

Under the Transfer Agency Agreement entered into between the Corporation and WRSCO, a subsidiary of Waddell & Reed, for each Portfolio WRSCO performs transfer agency functions, including the maintenance of shareholder accounts which are the separate accounts of the Participating Insurance Companies, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, and the furnishing of related information to the Portfolio. A new Transfer Agency Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. The Corporation pays certain out-of-pocket expenses of WRSCO , which are 1 ) the charges of a sub-agent used by WRSCO in performing services under the Transfer Agency Agreement, including the cost of providing a record-keeping system, and 2) the cost of mailing prospectuses to certain policyholders. Fees paid to WRSCO for such out-of-pocket expenses for the last three fiscal years for each Portfolio then in existence were as follows:

	2007	2006	2005
Asset Strategy Portfolio	$21,760	$19,313	$13,485
Balanced Portfolio	19,486	21,109	22,065
Bond Portfolio	3,440	7,631	7,770
Core Equity Portfolio	21,880	27,483	26,800
Dividend Income Portfolio	2,977	2,151	1,512
Energy Portfolio	544	113	NA
Global Natural Resources Portfolio	5,703	2,579	421
Growth Portfolio	41,135	45,119	43,053
High Income Portfolio	6,939	6,976	7,451
International Growth Portfolio	8,594	8,296	7,134
International Value Portfolio	20,655	18,644	17,271
Micro Cap Growth Portfolio	2,066	2,111	1,669
Mid Cap Growth Portfolio	1,397	931	191
Money Market Portfolio	2,314	2,166	1,737
Mortgage Securities Portfolio	1,014	1,059	1,249
Real Estate Securities Portfolio	2,079	1,549	1,465
Science and Technology Portfolio	12,184	13,531	12,935
Small Cap Growth Portfolio	9,172	21,303	22,263
Small Cap Value Portfolio	6,867	6,649	6,156
Value Portfolio	12,921	12,730	14,101

Service Plan

Under a Service Plan (Plan) adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Portfolio (other than the Pathfinder Portfolios) may pay Waddell & Reed a fee not to exceed .25% of the Portfolio's average annual net assets, paid daily, to compensate Waddell & Reed and unaffiliated third parties for costs and expenses in connection with the provision of personal services to Policyowners.

The Plan permits Waddell & Reed to be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintenance of Policyowner accounts; increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintenance of Policyowner accounts.

The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. The Plan is anticipated to benefit each Portfolio and the Policyholders through Waddell & Reed's activities to provide directly, or indirectly, personal services to the Policyholders and thereby promote the maintenance of their accounts with respect to investment in the Portfolio. The Corporation anticipates that Policyholders investing in a Portfolio may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Portfolio through reduced redemptions and reducing a Policyholder's share of Portfolio expenses. In addition, the Corporation anticipates that the revenues from the Plan will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Corporation and Policyholders.

The Plan was approved by the Board, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, Plan Directors). The Plan was also approved as to each Portfolio by the shareholders of the Portfolio.

Among other things, the Plan provides that (1) Waddell & Reed will provide to the Directors at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Board including the Plan Directors, acting in person at a meeting called for that purpose, (3) amounts to be paid by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors. During the fiscal year ended December 31, 2007, each Portfolio paid the following amount under the Plan:

Asset Strategy Portfolio	$ 1,810,583
Balanced Portfolio	1,405,006
Bond Portfolio	610,752
Core Equity Portfolio	1,900,838
Dividend Income Portfolio	254,465
Energy Portfolio	33,985
Global Natural Resources Portfolio	310,592
Growth Portfolio	3,055,403
High Income Portfolio	532,305
International Growth Portfolio	660,466
International Value Portfolio	1,552,268
Micro Cap Growth Portfolio	151,898
Mid Cap Growth Portfolio	120,459
Money Market Portfolio	199,749
Mortgage Securities Portfolio	73,805
Real Estate Securities Portfolio	149,212
Science and Technology Portfolio	944,911
Small Cap Growth Portfolio	1,389,300
Small Cap Value Portfolio	519,179
Value Portfolio	956,143

Custodial and Auditing Services

The Portfolios' custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Portfolios' cash and securities. Deloitte & Touche LLP, located at 1100 Walnut, Suite 3300, Kansas City, Missouri, the Corporation's independent registered public accounting firm, audits the Portfolios' financial statements.

PORTFOLIO MANAGERS

Portfolio Managers employed by WRIMCO

The following tables provide information relating to the portfolio managers of the Portfolios as of December 31, 2007:

Michael L. Avery -- Asset Strategy Portfolio, W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio, and W&R Target Pathfinder Conservative Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6*	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$12,733*	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel Becker -- Growth Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	10	37
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,778	$1,835	$2,547
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Erik Becker -- Core Equity Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	11
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,257	$124	$306
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ryan Caldwell -- Asset Strategy Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$12,733	$0	$0**
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

James Cusser -- Bond Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	0	29
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,481	$0	$493
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David Ginther -- Dividend Income Portfolio and Energy Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,534	$0	$0**
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Kenneth McQuade -- Small Cap Growth Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$544	$0	$0**
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Thomas Mengel -- International Growth Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,456	$0	$61
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Timothy J. Miller -- Small Cap Value Portfolio***

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$358	$0	$2.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

William Nelson -- High Income Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$214	$0	$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Matthew Norris -- Value Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$977	$0	$98
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Cynthia Prince-Fox -- Balanced Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,162	$0	$81
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Philip Sanders -- Growth Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	10	37
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,778	$1,835	$2,542
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Kimberly Scott -- Mid Cap Growth Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,655	$0	$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Zachary Shafran -- Science and Technology Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,844	$2.5	$13
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mira Stevovich -- Money Market Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,223	$0	$0**
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel Vrabac -- Asset Strategy Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$12,733	$0	$0**
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gustaf Zinn -- Core Equity Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	11
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,257	$124	$306
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*The Pathfinder Portfolios did not begin operations until March, 2008. Since the information in the chart is given for December 31, 2007, the values listed do not reflect information regarding the Pathfinder Portfolios.

**Under $500,000.

***Mr. Miller joined WRIMCO and IICO in February 2008, and became the portfolio manager for Small Cap Value Portfolio and another investment company managed by IICO on March 24, 2008. The information in his chart is as of March 25, 2008.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO and the Portfolios have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of December 31, 2007, the dollar range of shares beneficially owned by the portfolio managers was:

Manager	Portfolio Managed in the W&R Target Funds	Dollar Range of Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Funds in Fund Complex
Michael Avery**	Asset Strategy	$0	Over $1,000,000
Daniel Becker	Growth	$0	$100,001 to $500,000
Erik Becker	Core Equity	$0	$100,001 to $500,000
Ryan Caldwell	Asset Strategy	$0	$100,001 to $500,000
James Cusser	Bond	$0	$500,001 to $1,000,000
David Ginther	Dividend Income Energy	$0 $0	Over $1,000,000
Kenneth McQuade	Small Cap Growth	$0	$100,001 to $500,000
Thomas Mengel	International Growth	$0	$500,001 to $1,000,000
Timothy Miller	Small Cap Value Portfolio	$0	$0
William Nelson	High Income	$0	$100,001 to $500,000
Matthew Norris	Value	$0	$100,001 to $500,000
Cynthia Prince-Fox	Balanced	$0	Over $1,000,000
Philip Sanders	Growth	$0	$100,001 to $500,000
Kimberly Scott	Mid Cap Growth	$0	$100,001 to $500,000
Zachary Shafran	Science and Technology	$0	$500,001 to $1,000,000
Mira Stevovich	Money Market	$0	$500,001 to $1,000,000
Daniel Vrabac	Asset Strategy	$0	$100,001 to $500,000
Gustaf Zinn	Core Equity	$0	$100,001 to $500,000

A portion of each portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of December 31, 2007, the dollar range of shares of the Portfolios deemed owned by the portfolio managers was:

Manager	Portfolio Managed in the W&R Target Funds	Dollar Range of Shares Deemed Owned* in Portfolio Managed	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
Michael Avery**	Asset Strategy	$0	$100,001 to $500,000
Daniel Becker	Growth	$0	$500,001 to $1,000,000
Erik Becker	Core Equity	$0	$100,001 to $500,000
Ryan Caldwell	Asset Strategy	$0	$100,001 to $500,000
James Cusser	Bond	$0	$100,001 to $500,000
David Ginther	Dividend Income Energy	$0 $0	$500,001 to $1,000,000
Kenneth McQuade	Small Cap Growth	$0	$100,001 to $500,000
Thomas Mengel	International Growth	$0	$100,001 to $500,000
Timothy Miller	Small Cap Value Portfolio	$0	$0
William Nelson	High Income	$0	$50,001 to $100,000
Matthew Norris	Value	$0	$50,001 to $100,000
Cynthia Prince-Fox	Balanced	$0	$100,001 to $500,000
Philip Sanders	Growth	$0	$100,001 to $500,000
Kimberly Scott	Mid Cap Growth	$0	$100,001 to $500,000
Zachary Shafran	Science and Technology	$0	$500,001 to $1,000,000
Mira Stevovich	Money Market	$0	$10,001 to $50,000
Daniel Vrabac	Asset Strategy	$0	$500,001 to $1,000,000
Gustaf Zinn	Core Equity	$0	$100,001 to $500,000

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as the underlying investment vehicle.

**The Pathfinder Portfolios did not begin operations until March, 2008. Since the information in the chart is given for December 31, 2007, the information given for Mr. Avery does not include the Pathfinder Portfolios.

Portfolio Managers employed by Advantus Capital Management, Inc.

The following tables provide information relating to the portfolio managers of the specified Portfolios as of December 31, 2007:

Christopher R. Sebald -- Mortgage Securities Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	2	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,188	$721	$2,474
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	1,080

David Land -- Mortgage Securities Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	8
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$1,055	$286	$1,152
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Joseph R. Betlej -- Real Estate Securities Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$594	$34	$94
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Lowell Bolken -- Real Estate Securities Portfolio

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$594	$34	$94
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

In the judgment of WRIMCO and Advantus Capital, no material conflicts of interest are likely to arise in connection with a portfolio manager's management of a Portfolio on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital's code of ethics. The Portfolios and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Advantus Capital has also adopted policies and procedures designed for fair allocation of investment opportunities between a Portfolio and other accounts managed by the same portfolio manager, including accounts of Advantus Capital or their affiliates. In addition, Advantus Capital believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager's compensation, but no portfolio manager's compensation structure favors one account over another on the basis of performance.

Compensation

As of the end of the Fund's most recent fiscal year, each portfolio manager of a Portfolio is compensated for managing the Portfolio and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital and which do not discriminate in favor of any portfolio manager.

Base Salary -- the portfolio manager's total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus -- the portfolio manager is eligible for an annual bonus that is based on the portfolio manager's ability to meet predetermined goals. Of the total goal, approximately 88% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Portfolio, the appropriate benchmark is the Portfolio's benchmark index described in the Portfolio's prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 12%) are based on subjective fulfillment of position duties.

Long-term Incentive -- the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital's strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation -- the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share -- the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients including Mortgage Securities Portfolio and Real Estate Securities Portfolio, except if investments are made through the portfolio manager's retirement account that invests in the Portfolios through separate accounts. Revenues received from accounts of Advantus Capital or any of its affiliates, are not subject to revenue share.

Ownership of Securities

As of December 31, 2007, the dollar range of shares of the Portfolios beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned* in Mortgage Securities Portfolio	Dollar Range of Shares owned in Fund Complex
Christopher R. Sebald	$0	$0
David Land	$0	$0

Manager	Dollar Range of Shares owned* in Real Estate Securities Portfolio	Dollar Range of Shares owned in Fund Complex
Joseph R. Betlej	$0	$0
Lowell R. Bolken	$0	$0

*The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as the underlying investment vehicle.

Portfolio Managers employed by Mackenzie Financial Corporation

The following provides information relating to the portfolio manager of the Global Natural Resources Portfolio as of December 31, 2007:

Fred Sturm

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	7	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$8,623	$2,440	$95
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Mackenzie, and the portfolio manager as its representative, may have other clients that lead to a variance in compensation schemes, however, Mackenzie has in place a Code of Conduct and Trade Allocation Policy which require fair treatment of all accounts. The portfolio manager, subject to the Code of Conduct, may invest in securities held by the Portfolio. The portfolio manager may also invest directly in other funds with overlapping mandates. Mackenzie reserves the sole discretion to periodically review, and materially alter the compensation schemes from time to time.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented (amongst others) with the following potential conflicts:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Individual mandate objectives may vary, but in general Mackenzie seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment approach. Most other accounts managed by a portfolio manager are managed using similar investment disciplines that are used in connection with the management of the Portfolios.
  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Mackenzie has adopted procedures for allocating portfolio transactions across multiple accounts.
  With respect to securities transactions for the Portfolios, Mackenzie determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Mackenzie or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Mackenzie may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Mackenzie or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other account.
  Finally, the appearance of a conflict of interest may arise where Mackenzie has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
  Mackenzie and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Mackenzie Financial Corporation (Mackenzie) compensates its portfolio managers and investment analysts through a combination of salary, bonuses and employee benefits. Mackenzie seeks to pay competitive base salaries based on the portfolio manager's or investment analyst's experience, responsibilities at Mackenzie corporately and with regard to the assets they manage, and length of service with Mackenzie. Mackenzie regularly engages service providers to provide data with regard to portfolio manager and investment analyst compensation in its home market and markets in which it competes to ensure that the base salaries it offers are competitive.

Mackenzie determines the annual cash bonus of each portfolio manager and investment analyst based on performance and the achievement of individual objectives set by the Chief Investment Officer and the individual at the beginning of each year. The manner in which performance bonuses are calculated depends on the category assigned to the individual. Individuals are assigned to one of three categories: Tier 1 -- consisting of senior portfolio managers; Tier 2 -- consisting of junior portfolio managers, who may be lead managers on certain funds, but also participate as members of an investment team under the supervision of a senior portfolio manager; and Tier 3 -- consisting of investment analysts, each of whom are members of a particular team. Performance-based bonuses can be as high as 150% of a Tier 1 portfolio manager's base salary and are determined through a formula that measures the performance of the fund or funds under management by that individual against relevant funds offered by Mackenzie's competitors or, in certain cases, against the appropriate market index or benchmark. (Tier 2 and Tier 3 individual's performance is, in most cases, measured by the performance of all funds managed by the team, even if the individual does not participate in the portfolio management decisions of the Fund.) The performance criteria is based on the percentile ranking of each fund managed by the Tier 1 individual (or by the team, in the case of Tier 2 and Tier 3 individuals) as measured by its average annual compounded total returns over the previous 1, 3 and 5 years. Performance is measured against the universe of funds in that category as determined by Globe HySales, a division of Bell Globemedia Publishing Inc., although that universe may be modified on the recommendation of the Chief Investment Officer of Mackenzie as ratified by the Chief Executive Officer of Mackenzie. Where relative performance measurement is impracticable, the performance against an appropriate market index or benchmark is used. That portion of the bonus relating to individual objectives may be based on personal achievement, assistance in the achievement of specific departmental objectives, or assistance in the achievement of specific corporate objectives.

Mackenzie offers its employees a wide range of benefits and these are offered to portfolio managers as well, including: a group medical and dental plan; a group disability plan; an optional life insurance plan; an employee share purchase plan (to purchase common shares of IGM Financial Inc. (IGM Shares), Mackenzie's parent company) pursuant to which an individual may direct that an amount up to 5% of their salary be used, monthly, toward the purchase of IGM Shares and Mackenzie will purchase IGM Shares for the employee having a value of 50% of the amount of the employee's contribution; an employee share option plan with respect to IGM Shares, for employees who hold the office of Vice-President and above, in an amount based on the individual's base salary; and a defined contribution group retirement plan under which Mackenzie contributes an amount equal to a proportion of the individual's salary, based on years of service, up to the maximum allowable by law (this amount is in addition to the employee's salary).

Ownership of Securities

As of December 31, 2007, the dollar range of shares of Global Natural Resources Portfolio beneficially owned* by Fred Sturm was: $0.

As of December 31, 2007, the dollar range of shares of funds in the Fund Complex beneficially owned by Fred Sturm was: $0.

*The Portfolio's shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as the underlying investment vehicle.

Portfolio Managers employed by Templeton

The following provides information relating to the portfolio manager of the International Value Portfolio as of December 31, 2007:

Edgerton Tucker Scott

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]
Number of Accounts Managed	5	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$18,951	$634	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and Templeton have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Manager Compensation

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
  Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

As of December 31, 2007, the dollar range of shares of International Value Portfolio beneficially owned* by Mr. Scott was: $0.

As of December 31, 2007, the dollar range of shares of Funds in the Fund Complex beneficially owned by Mr. Scott was: $0.

*The Portfolio's shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as the underlying investment vehicle.

Portfolio Managers employed by Wall Street Associates

The following provides information relating to the portfolio managers of the Micro Cap Growth Portfolio as of December 31, 2007:

William Jeffery III

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	5	42
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	6
Assets Managed (in millions)	$255	$313	$1,667
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$542

Kenneth F. McCain

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	5	42
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	6
Assets Managed (in millions)	$255	$313	$1,667
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$542

Paul J. Ariano

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	5	42
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	6
Assets Managed (in millions)	$255	$313	$1,667
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$542

Paul K. LeCoq

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	6	42
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	6
Assets Managed (in millions)	$255	$351	$1,667
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$38	$542

Carl Wiese

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	5	42
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	6
Assets Managed (in millions)	$255	$313	$1,667
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$542

Conflicts of Interest

WSA discloses in its ADV potential conflicts of interest arising from situations where portfolio managers oversee "long-only" client accounts, such as mutual fund sub-advisory accounts and/or pension funds, as well as pooled investment funds, such as hedge funds. In general, the combination of policies, procedures, and a compensation arrangement whereby portfolio managers are primarily rewarded on the overall success of the firm ensures that no account is favored over another. WSA has adopted the following policies and procedures designed to eliminate and/or mitigate such conflicts of interest situations:

Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions -- WSA's Code of Ethics covers all employees, including portfolio managers, and is based on the principal that we owe a fiduciary duty to the clients of WSA and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of clients. The Code governs personal trading activities by all employees and/or other associated persons and subjects such personal trading activities to internal review and preclearance. Personal securities transactions may be restricted in recognition of impending investment decisions on behalf of clients and other factors. WSA maintains "blackout" periods during which WSA, its employees or other associated persons may not cause the execution of a transaction in a security for their own account or an account in which they have beneficial ownership. Copies of all statements of employee trades (that is, Preclearance Forms, Trade Confirmations, and Account Statements) are sent to WSA's Compliance Officer for the purposes of oversight and verification.

Statement of Policy and Procedures Regarding Hedge Fund Securities Transactions -- WSA's Hedge Fund Trading Policy governs securities transactions conducted by hedge fund investment personnel and is intended to ensure that transactions are conducted in accordance with the following principals: (a) a duty at all times to place first the interests of the firm's clients (both "long-only" and hedge funds); (b) the requirement that all hedge fund transactions be conducted in a manner that avoids any actual or potential conflict of interest or any abuse of an individual's responsibility and position of trust; and, (c) the fundamental standard that WSA personnel not take inappropriate advantage of their positions.

  Aggregated Trades - Through WSA's interest in its investment funds (hedge funds) it does invest in securities in which it invests "long-only" client funds in accordance with the following policy: Purchases and sales of securities which are common to client accounts and WSA's investment funds will be allocated pro-rata according to the relative sizes of accounts and desired position sizes among accounts. Great care is taken to avoid even the appearance of impropriety in all situations when trades for WSA "long-only" clients and investment funds are aggregated. Prior to each aggregated trade, senior portfolio managers, traders, and the Compliance Officer discuss each account's relative position size resulting from the initiation of an aggregated trade. The goal is that each trade allocation plan involving aggregated trades between WSA "long-only" clients and investment funds be designed to treat each client fairly and equitably, without advantaging any client over another.
  Prohibitions and Preclearance -- Hedge fund transactions may be effected so long as: (a) purchases or sales do not involve securities in which hedge fund investment personnel have any direct or indirect beneficial ownership unless prior written approval of the transaction is obtained by a Senior Member of the Portfolio Management Staff, the Senior Trader and the Compliance Officer; (b) hedge fund investment personnel initiate a request for pre-clearance in writing in advance of the transaction to the Trading Desk, Senior Management, and the Compliance Officer, disclosing the circumstances and considerations of any possible conflicts of interest surrounding each trade; (c) hedge fund investment personnel not acquire any direct or indirect beneficial ownership in any securities in any initial public offering; (d) hedge fund investment personnel may not acquire any beneficial ownership in any securities in any private placement of securities unless the Compliance Officer and Senior Portfolio Management Team have given express prior written approval.

Trading Policy -- WSA's trading practices and procedures prohibit unfair trading practices and seeks to disclose and avoid any conflicts of interests or resolve such conflicts in the client's favor. WSA views trade allocation planning as a crucial step in our attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. Trade allocation plans, automatically generated by WSA's computerized trade/portfolio management system allows the trading desk to automatically screen individual account parameters to ensure compliance with client guidelines and objectives, check for any cash restraints, and "Reserve" the appropriate amount of shares, generally on a pro rata basis, for each account within the selected strategies. The Trade Allocation plan ensures: (a) performance-based accounts within a strategy do not get favored over client accounts in a strategy. Also, the firm's own accounts (proprietary accounts) are never favored over any client accounts; (b) no group of accounts is systematically disadvantaged versus any other group; (c) the proper treatment of "hot issues."

This typically results in a trade that is fairly and equitably allocated among accounts on either a pro-rata or rebalancing (that is, effecting a "bunched" trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a "manual override" of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (for example, constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares "reserved" for the constrained account) by direction of the portfolio manager.

Portfolio Manager Compensation

With regards to compensation, the portfolio managers of the Portfolio all received a base salary. Effective October 1, 2007 all five portfolio managers were equity owners in the firm and will receive quarterly partnership distributions. All other employees (including Trading Staff and Analysts) received a base salary based on their experience level. In addition, employees received two semi-annual bonuses based on the overall profitability of the firm. All non-equity employees also participate in the firm's profit sharing plan and receive medical and dental benefits.

Ownership of Securities

As of December 31, 2007, the dollar range of shares of the Portfolios beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares owned* in Micro Cap Growth Portfolio	Dollar Range of Shares owned in the Fund Complex
William Jeffery III	$0	$0
Kenneth F. McCain	$0	$0
Paul J. Ariano	$0	$0
Paul K. Lecoq	$0	$0
Carl Wiese	$0	$0

*The Portfolio's shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as the underlying investment vehicle.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each of the Pathfinder Portfolios purchases and sells the shares of the Underlying Funds without commission or other sales charge. To the extent that a Pathfinder Portfolio purchases or sells U.S. government securities, commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements, such transactions may be made directly with the issuers, dealers or banks, as further described below.

One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the Portfolios. With respect to most fixed-income portfolios, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Portfolios may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO and/or IICO, an affiliate of WRIMCO, may otherwise combine orders for a Portfolio with those of other Portfolios, funds in the Waddell & Reed Advisors Funds and Ivy Family of Funds and/or other accounts for which WRIMCO and/or IICO has investment discretion, including accounts affiliated with WRIMCO and/or IICO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included portfolios/funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included portfolios/funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective or an international investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included portfolio/fund or advisory account and (b) within a group having a mid cap-related investment objective, shares are allocated based on the portfolio manager's review of various factors, including but not limited to such factors as the portfolio's/fund's or advisory account's investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions. In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its portfolios/funds and other advisory accounts. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of each Portfolio, WRIMCO or the Portfolio's subadvisor, as applicable, is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO or the Portfolio's subadvisor, as applicable, need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO or the Portfolio's subadvisor, as applicable, to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts over which WRIMCO or the Portfolio's subadvisor, as applicable, has investment discretion.

Research and brokerage services are, in general, defined by reference to Section 28(e) of the 1934 Act, as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (2) furnishing analyses and reports, or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO or the Portfolio's subadvisor, as applicable, that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates or the Portfolio's subadvisor, as applicable. WRIMCO or the Portfolio's subadvisor, as applicable, does not direct Portfolio brokerage to compensate brokers for the sale of Portfolio shares. The Corporation has adopted a policy that prohibits WRIMCO or the Portfolio's subadvisor, as applicable, from using Portfolio brokerage commissions to compensate broker-dealers for promotion or sale of Portfolio shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO or the Portfolio's subadvisor, as applicable, and investment research received for the commissions of those other accounts may be useful both to a Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO or the Portfolio's subadvisor, as applicable, in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO or the Portfolio's subadvisor, as applicable.

Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of WRIMCO or the Portfolio's subadvisor, as applicable; serves to make available additional views for consideration and comparisons; and enables WRIMCO or the Portfolio's subadvisor, as applicable, to obtain market information on the price of securities held in a Portfolio or being considered for purchase.

The Corporation may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid during the fiscal years ended December 31, 2007, 2006 and 2005:

         Periods ended December 31,

	2007	2006	2005
Asset Strategy Portfolio	$2,028,934	$ 1,749,559	$ 818,986
Balanced Portfolio	176,221	432,446	786,482
Bond Portfolio	---	---	---
Core Equity Portfolio	1,439,481	1,624,640	1,080,261
Dividend Income Portfolio	47,842	43,894	26,775
Energy Portfolio	9,376	3,966	NA
Global Natural Resources	413,402	233,345	61,337
Growth Portfolio	1,009,964	1,666,875	1,505,949
High Income Portfolio	9,082	20,364	20,810
International Growth Portfolio	995,554	945,185	700,442
International Value Portfolio	382,395	467,412	336,505
Micro Cap Growth Portfolio	223,074	195,233	143,290
Mid Cap Growth	51,985	26,189	7,612
Money Market Portfolio	---	---	---
Mortgage Securities Portfolio	830	340	90
Real Estate Securities Portfolio	59,925	58,260	43,774
Science and Technology Portfolio	847,800	885,215	1,061,158
Small Cap Growth Portfolio	1,543,942	1,738,147	1,295,577
Small Cap Value Portfolio	707,975	714,134	992,776
Value Portfolio	455,933	711,151	413,044
	----------	----------	----------
Total	$10,403,715	$11,516,355	$9,294,838

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid for the fiscal year ended December 31, 2007. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Asset Strategy Portfolio	$921,831,598	$1,674,615
Balanced Portfolio	143,238,976	171,121
Bond Portfolio	---	---
Core Equity Portfolio	1,259,214,778	1,362,736
Dividend Income Portfolio	44,182,110	43,389
Energy Portfolio	3,243,753	5,009
Global Natural Resources	---	---
Growth Portfolio	1,007,814,920	922,527
High Income Portfolio	4,184,305	4,265
International Growth Portfolio	478,437,077	991,348
International Value Portfolio	---	---
Micro Cap Growth Portfolio	---	---
Mid Cap Growth	24,330,032	36,648
Money Market Portfolio	---	---
Mortgage Securities Portfolio	---	---
Real Estate Securities Portfolio	---	---
Science and Technology Portfolio	431,376,269	669,721
Small Cap Growth Portfolio	736,781,163	1,092,851
Small Cap Value Portfolio	---	---
Value Portfolio	295,979,291	334,672
	-------------	----------
Total	$5,350,614,272	$7,308,902

As of December 31, 2007, the Portfolios held securities issued by their respective regular broker-dealers, as follows: Balanced Portfolio owned J.P. Morgan Chase & Co. and UBS AG securities in the aggregate amounts of $7,088,760 and $7,001,200, respectively. J.P. Morgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Portfolio. UBS AG is the parent of UBS Securities LLC, a regular broker of the Portfolio. Bond Portfolio owned a Merrill Lynch & Co., Inc. security in the aggregate amount of $2,949,441. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Portfolio. Dividend Income Portfolio owned Bank of America Corporation, J.P. Morgan Chase & Co., and UBS AG securities in the aggregate amounts of $1,497,821, $1,063,576 and $955,420, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Portfolio. Morgan (J.P.) Chase & Co. is the parent of Morgan (J.P.) Securities Inc., a regular broker of the Portfolio. UBS AG is the parent of UBS Securities LLC, a regular broker of the Portfolio. Growth Portfolio owned Goldman Sachs Group, Inc. (The) and UBS AG securities in the aggregate amounts of $13,462,130 and $6,440,000, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Portfolio. UBS AG is the parent of UBS Securities LLC, a regular broker of the Portfolio. International Value Portfolio owned Royal Bank of Scotland Group PLC (The) and UBS AG securities in the aggregate amounts of $10,015,896 and $6,056,212, respectively. Royal Bank of Scotland Group PLC (The) is the parent of Royal Bank of Scotland PLC (The), a regular broker of the Portfolio. UBS AG is the parent of UBS Securities LLC, a regular broker of the Portfolio. Value Portfolio owned Bank of America Corporation, Bear Stearns Companies Inc. (The), J.P. Morgan Chase & Co. and Morgan Stanley securities in the aggregate amounts of $16,285,322, $3,088,750, $7,555,291, and $3,892,963, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Portfolio. Bear Stearns Companies Inc. (The) is the parent of Bear, Stearns & Co., Inc., a regular broker of the Portfolio. J.P. Morgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Portfolio. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Portfolio.

PROXY VOTING POLICY

The Corporation has delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Corporation:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Portfolio and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Portfolio's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships -- WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

The proxy voting policies of the investment subadvisors are set forth in Appendix B to this SAI.

PROXY VOTING RECORD

The Corporation is required to file with the SEC the complete proxy voting record of each Portfolio for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Portfolio were voted during the most recent 12-month period ended June 30, 2007, is available on Waddell & Reed's website, www.waddell.com, and on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

Capital stock is currently divided into the following classes which are a type of class designated a series as that term is defined in the Articles of Incorporation of the Corporation: Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Energy Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, International Value Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, Value Portfolio, W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio, and W&R Target Pathfinder Conservative Portfolio. The Board may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

The shares of a Portfolio represent an interest in the Portfolio's securities and other assets and in its profits and losses. Each fractional share of a Portfolio has the same rights, in proportion, as a full share of that Portfolio. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and other distributions declared by the Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Corporation of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Corporation, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Corporation's outstanding shares.

All shares of the Corporation have equal voting rights (regardless of the NAV per share) except that on matters affecting only one Portfolio, only shares of the affected Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Corporation voting for the election of Directors can elect all of the Directors of the Corporation if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of the independent registered public accounting firm) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of Investment Management Agreements) will be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Corporation.

The phrase a majority of the outstanding voting securities of a Portfolio (or of the Corporation) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Corporation) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Corporation).

To the extent required by law, Policyholders are entitled to give voting instructions with respect to Portfolio shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Orders for shares of the Portfolios are executed at the time they are received by Waddell & Reed and at the NAV determined as of the close of trading on the previous business day, provided that the applicable Participating Insurance Company represents it has received such orders prior to the close of the NYSE on the previous business day. The applicable Participating Insurance Company may aggregate separately all purchase and/or redemption orders for shares of the Portfolios that it received prior to the close of trading on the NYSE (4:00 p.m. Eastern time, unless the NYSE closes earlier in which case such earlier time shall apply). The applicable Participating Insurance Company will not aggregate pre-4:00 p.m. Eastern time trades with post-4:00 p.m. Eastern time trades. The Portfolios may refuse to sell shares to any person or may suspend or terminate the offering of its shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the directors of the Portfolios, necessary in the best interest of the shareholders of the Portfolios. No sales charge is paid by any Participating Insurance Company for purchase of shares. Except where required or otherwise permitted by applicable law, redemption payment is generally made within seven days after receipt of a proper request to redeem. The Corporation may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (1) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (2) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Corporation; or (4) applicable laws and regulations otherwise permit the Corporation to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Corporation's Board may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners.

Except as otherwise noted, and only through the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio, also known as a transfer or an exchange privilege.

         Shareholder Communications

Policyowners will receive, from the Participating Insurance Companies, financial statements of the Portfolios as required under the 1940 Act. Each report shows the investments owned by the Portfolios and the market values thereof and provides other information about the Corporation and its operations.

         Net Asset Value

The NAV of one of the shares of a Portfolio is the value of the Portfolio's assets, less liabilities, divided by the total number of shares outstanding. For example, if on a particular day a Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115. If it had a liability of $5, the NAV would be $110 ($115 minus $5). If it had 11 shares outstanding, the NAV of one share would be $10 ($110 divided by 11).

In the calculation of the NAV of a Pathfinder Portfolio, the shares of the Underlying Funds held by the Pathfinder Portfolio are valued at their respective NAVs per share.

The NAV per share of each Portfolio is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Portfolio is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of a Portfolio (other than Money Market Portfolio) will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. Money Market Portfolio is designed so that its NAV per share will remain fixed at $1.00 per share, except under extraordinary circumstances, although this may not always be possible.

         Valuation--Money Market Portfolio and Money Market Instruments

Under Rule 2a-7, Money Market Portfolio uses the amortized cost method for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Portfolio's investments are that the Portfolio must: (1) not maintain a dollar-weighted average portfolio maturity in excess of 90 days; (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which WRIMCO, pursuant to guidelines established by the Board, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Board; (3) limit its investments in the securities of any one issuer (except U.S. government securities) to no more than 5% of its assets; (4) limit its investments in securities rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to no more than 5% of its assets; (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000; and (6) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method involves valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Portfolio's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Portfolio's shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board must establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Portfolio's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

For the purpose of determining whether there is any deviation between the value of the Portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board, including being valued at prices based on market quotations for investments of similar type, yield and duration.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

         Valuation--Other Portfolios

The portfolio securities of the Portfolios (other than Money Market Portfolio and other money market instruments) that are listed or traded on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean of the last bid and asked prices available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by WRIMCO (under procedures established by and under the general supervision and responsibility of the Board) as the primary market. Securities traded in the OTC market are valued using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks.

Bonds, other than convertible bonds, and certain swap agreements are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities held by the Portfolios are valued at amortized cost, which approximates market value. When market quotations for options and futures contracts and non-exchange traded foreign securities held by a Portfolio are readily available, those securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities, options, futures contracts and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

Options and futures contracts purchased and held by a Portfolio are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Portfolio will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Portfolio will be either the closing purchase price or the asked price.

When a Portfolio writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Portfolio wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Portfolio received. If a Portfolio exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Portfolio is exercised, the amount that the Portfolio pays to purchase the related investment is decreased by the amount of the premium it received. If a Portfolio exercises a put it purchased, the amount the Portfolio receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Portfolio expires, it has a gain in the amount of the premium; if a Portfolio enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Portfolio's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of a Portfolio conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE PORTFOLIOS

General

Shares of the Portfolios are offered only to Participating Insurance Companies' separate accounts that fund Policies. See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Policyholders.

Each Portfolio is treated as a separate corporation for Federal tax purposes. Each Portfolio other than the Pathfinder Portfolios has qualified, and it is anticipated that each Pathfinder Portfolio will qualify, since its inception, for treatment as a RIC under the Code, so that it is, or would be in the case of each Pathfinder Portfolio, relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and, for each Portfolio other than Money Market Portfolio and the Pathfinder Portfolios, net gains and losses from foreign currency transactions, all determined without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify or to continue to qualify, as applicable, for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (Distribution Requirement) and must meet several additional requirements. For each Portfolio, these requirements include the following:

(1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a QPTP (Income Requirement); and

(2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement) and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that Asset Strategy Portfolio and Global Natural Resources Portfolio derive from investments in options or futures contracts on gold that are made for the purpose of hedging the Portfolio's investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute qualifying income for purposes of the Income Requirement. However, direct investments by either of those Portfolios in precious metals or in options or futures contracts on gold made for non-hedging purposes would have adverse tax consequences for the Portfolio and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, options, and futures contracts and from other income that does not qualify under the Income Requirement or (2) held metals, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each of those Portfolios intends to continue to manage its holdings so as to avoid failing to satisfy those requirements for these reasons.

Each Portfolio intends to comply or continue to comply, as applicable, for its current and future taxable years, with the diversification requirements imposed on the Participating Insurance Companies' separate accounts by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the RIC Diversification Requirements and the diversification requirements imposed on the Portfolios by the 1940 Act, place certain limitations on the assets of each separate account -- and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the safe harbor described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of a Portfolio's total assets may be represented by any one investment, no more than 70% thereof by any two investments, no more than 80% thereof by any three investments, and no more than 90% thereof by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. Furthermore, each Participating Insurance Company separate account, instead of treating its investment in a Pathfinder Portfolio as a single investment, will treat a proportionate part of the assets of each Pathfinder Portfolio in which it invests and of each Underlying Fund in which that Pathfinder Portfolio invests (so long as the underlying fund satisfies the section 817 diversification requirements) as its own assets for purposes of determining whether that account satisfies those requirements. In addition, Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the RIC Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies.

If any Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) more importantly, each Participating Insurance Company separate account invested therein would fail to satisfy the diversification requirements of Code section 817(h), with the result that the Policies supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Pathfinder Portfolios. Each Pathfinder Portfolio invests almost exclusively in shares of the Underlying Funds and may also invest in U.S. government securities, short-term corporate obligations and commercial paper and other money market instruments. Accordingly, a Pathfinder Portfolio's income will consist of dividends and other distributions it receives from the Underlying Funds in which it invests, net gains it realizes from the disposition of those Underlying Funds' shares and other securities, and interest it earns. If an Underlying Fund qualifies for tax treatment as a RIC as described above (and each Underlying Fund has done so for its past taxable years and intends to continue to do so for its current and future taxable years): (1) dividends paid to a Pathfinder Portfolio from the Underlying Fund's investment company taxable income will be taxable to the Pathfinder Portfolio as ordinary income to the extent of the Underlying Fund's earnings and profits and (2) distributions paid to a Pathfinder Portfolio from the Underlying Fund's net capital gain will be taxable to the Pathfinder Portfolio as long-term capital gain, regardless of how long the Pathfinder Portfolio has held the Underlying Fund's shares. If a Pathfinder Portfolio qualifies for treatment as a RIC, these tax consequences will have little impact, because, as noted in the Prospectus, each Pathfinder Portfolio intends to distribute substantially all its net investment income and net capital gains each year and thus will pay no Federal income tax on the dividends, other distributions and gains it receives and realizes.

Taxation of Particular Investments

Because each Pathfinder Portfolio invests substantially all of its assets in shares of the Underlying Funds, the following discussion refers to the Underlying Funds and other Portfolios but also applies to any direct investments that a Pathfinder Portfolio makes.

Income from Foreign Securities

Dividends and interest a Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Portfolio (other than Money Market Portfolio) may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Portfolio probably would have to distribute to satisfy the Distribution Requirement -- even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Portfolio may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio in income for prior taxable years under the election. A Portfolio's adjusted basis in each PFIC's stock with respect to which it makes the election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies (see the discussion above regarding options and futures contracts on gold), will qualify as permissible income under the Income Requirement.

Any income a Portfolio earns from writing options is treated as short-term capital gains. If the Portfolio enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Portfolio lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Portfolio thus sells the securities subject to the option, the premium the Portfolio receives will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, forward currency contracts and non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Portfolios may invest will be "Section 1256" contracts. Section 1256 contracts a Portfolio holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Portfolio may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Portfolio may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts and forward currency contracts in which a Portfolio may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to a Portfolio are not entirely clear.

Income from Taxable Zero Coupon Securities

Certain Portfolios may acquire taxable zero coupon or other securities issued with OID. As a holder of those securities, a Portfolio must include in its income the portion of the OID that accrues on them during the taxable year, even if the Portfolio receives no corresponding payment on the securities during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

Income from REITS

Real Estate Securities Portfolio may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (Service) issued a notice in 2006 (Notice) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (that is, governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting "that are nominees" for "that are not 'disqualified organizations'" in clause (3) and inserting "record shareholders that are" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Real Estate Securities Portfolio will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

FINANCIAL STATEMENTS

The Portfolios' Financial Statements, including notes thereto and the report of the Portfolios' independent registered public accounting firm, for the fiscal year ended December 31, 2007 are incorporated herein by reference. They are contained in the Portfolios' Annual Report to Shareholders, dated December 31, 2007, which is available upon request.

Quarterly Portfolio Holdings

A complete schedule of each Portfolio's portfolio holdings for the first and third quarters of each fiscal year is filed with the SEC on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, at http://www.waddell.com.

APPENDIX A

         The following are descriptions of some of the ratings of securities which WRIMCO may use. WRIMCO may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Portfolios.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         A brief description of the applicable S&P rating symbols and their meanings follow:

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as Investment Grade ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

         The preferred stock ratings are based on the following considerations:

1.

Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

         BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         C -- A preferred stock rated C is a non-paying issue.

         D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Moody's Investors Service, Inc. Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Preferred stock rating symbols and their definitions are as follows:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF NOTE RATINGS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

--Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

The note rating symbols and definitions are as follows:

SP-1         Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3         Speculative capacity to pay principal and interest.

Moody's Investors Service, Inc. Moody's Short-Term Loan Ratings -- Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch Ratings-National Short-term Credit Ratings

F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

APPENDIX B

Proxy Voting Policies of Investment Subadvisors

ADVANTUS CAPITAL MANAGEMENT, INC.

Summary of Proxy Voting Policies and Procedures

Advantus Capital has adopted policies and procedures relating to the voting of proxies (the "Proxy Voting Policies") in connection with voting securities held in client accounts, including accounts subadvised by Advantus Capital that are designed to ensure that proxies are voted in the best interests of clients in accordance with Advantus Capital's fiduciary duties and legal and regulatory requirements. The Proxy Voting Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Advantus Capital takes no responsibility for the voting of any proxies on behalf of any such client.

A copy of the complete Proxy Voting Policies is available to all clients of Advantus Capital upon request, subject to the provision that such Proxy Voting Policies are subject to change at any time without notice.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management's discretion. It is Advantus Capitals policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus Capital votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders' investments over the long term.

It is the general policy of Advantus Capital to vote on all matters presented to security holders in any proxy, but Advantus Capital reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus Capital, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.

Advantus Capital has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies, modifying the Proxy Voting Policies from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

The actual mechanical methods employed for voting proxies is dependent upon the type of client. For those clients who have hired Advantus Capital as an adviser, and not as a sub-adviser, and who have also selected Wells Fargo Bank as their custodian, Advantus Capital has delegated to Wells Fargo Bank the authority to vote proxies on behalf of the client. Proxies are directly sent to Wells Fargo Bank. Wells Fargo Bank votes the proxies according to their proxy guidelines and philosophy. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Bank Proxy Guidelines.

For all other clients, including those clients whose accounts are managed by Advantus Capital as a subadviser, Advantus Capital will vote Proxies according to the Advantus Proxy Voting Guidelines. Advantus Capital will endeavor to cast votes for these client portfolios in a manner consistent with the votes cast by Wells Fargo Bank on behalf of those Advantus Capital clients who rely on Wells Fargo Bank to vote their Proxies. Advantus Capital will receive the proxy voting information from the client's custodian, then vote the proxy and return it to the company as directed on the proxy form and finally return a copy of each such proxy vote to the client for their record keeping purposes.

The proxy voting policies include proxy voting guidelines that describe generally how proxies will be voted with respect to the issues listed therein. However, these guidelines are just that -- guidelines; they are not strict rules that must be obeyed in all cases. Advantus Capital's Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client's best interests

Advantus Capital maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

Listed below are examples of several recurring issues and Advantus Capital's corresponding positions as described in the guidelines.

  Advantus Capital generally supports proposals requiring that at least two thirds of the board be independent directors.
  Advantus Capital generally supports indemnification of directors and officers when the actions taken were on behalf of the company and no criminal violations occurred.
  Advantus Capital generally does not support indemnity proposals that are overly broad.
  Advantus Capital generally supports proposals to ratify the appointment of independent auditors unless an auditor has a financial interest in or association with the company, and it therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.
  Advantus Capital will generally vote for all uncontested director nominees.
  Advantus Capital will consider contested elections on a case by case basis considering the facts and circumstances of each particular case.
  Advantus Capital will consider cumulative voting on a case by case basis based upon the existence of a counter balancing governance structure and company performance.

MACKENZIE FINANCIAL CORPORATION - MARCH 18, 2008
W&R TARGET GLOBAL NATURAL RESOURCES PORTFOLIO
SUMMARY - PROXY VOTING POLICIES AND PROCEDURES

Mackenzie Financial Corporation ("Mackenzie"), as investment subadvisor to the W&R Target Global Natural Resources Portfolio (the "Portfolio"), has always been committed to the support of good corporate governance. As an investment fund subadvised by Mackenzie, the Portfolio follows the policies and procedures mandated by Mackenzie, a general description of which follows.

Mackenzie's objective is to vote the securities of companies for which it has proxy-voting authority in a manner most consistent with the long-term economic interest of Portfolio investors.

VOTING PRACTICES

The portfolio manager takes reasonable steps to vote all proxies received. However, the portfolio manager cannot guarantee that he or she will vote in all circumstances. The portfolio manager may refrain from voting where administrative or other procedures result in the costs of voting outweighing the benefits. The portfolio manager may also refrain from voting if in his or her opinion abstaining or otherwise withholding his or her vote is in the best interests of Portfolio investors.

SUMMARY OF PROXY VOTING POLICIES

Below is a statement of principles that generally describe how Mackenzie may vote on some commonly raised issues. Mackenzie may elect to vote contrary to these guidelines provided the vote is in the best economic interest of the Portfolio.

  Mackenzie generally votes in favour of: proposals that support a majority of Board members being independent of management; the appointment of outside directors to an issuer Board or Audit Committee; as well as requirements that the Chair of the Board be separate from the office of the Chief Executive Officer.
  Proxies related to executive compensation are voted on a case-by-case basis. Generally, Mackenzie will vote in favour of stock options and other forms of compensation that: do not result in a potential dilution of more than 10% of the issued and outstanding securities; are granted under clearly defined and reasonable terms; are commensurate with the duties of plan participants; and are tied to the achievement of corporate objectives.
  Mackenzie will generally not support: the repricing of options; plans that give the Board broad discretion in setting the terms of the grant of options; or plans that authorize allocation of 20% or more of the available options to any individual in any single year.
  Mackenzie will generally vote in favour of shareholder rights plans designed to provide sufficient time to undertake a fair and complete shareholder value maximization process and that do not merely seek to entrench management or deter a public bidding process. In addition, Mackenzie will generally support plans that promote the interests and equal treatment of all shareholders, and that allow for periodic shareholder ratification.
  Mackenzie will evaluate and vote on shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that place arbitrary or artificial constraints on the company will not be supported.

CONFLICTS OF INTEREST

Circumstances may occur where the Portfolio has a potential conflict of interest relative to its proxy voting activities. Where a portfolio manager has a conflict or potential conflict, he or she will notify Mackenzie's Chief Investment Officer ("CIO"), and either the Vice-President and General Counsel ("General Counsel") or the Chief Compliance Officer ("CCO"). Should the CIO and either the General Counsel or the CCO conclude that a conflict exists, the CCO will document the conflict and inform Mackenzie's Proxy Administrator ("Administrator").

The Administrator will maintain a Proxy Voting Watch List ("Watch List") that includes the names of issuer companies that may be in conflict and will notify the CIO, and either the General Counsel or CCO of any meeting circulars and proxies received from an issuer on the Watch List. The CIO and either the General Counsel or CCO will discuss the voting matter(s) with the portfolio manager and ensure that the proxy voting decision is based on Mackenzie's proxy voting policies and is in the best interests of the Portfolio. All voting decisions made under this section are documented and filed by the Administrator.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	An Access Person[3] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

5.

A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member[4] of such director or trustee, also serves as an officer or director of the issuer; or

6.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

1 For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

2 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

3 "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

4 The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

Weight Given Management Considerations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.

All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.

In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.

The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.

The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.

If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

10.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

11.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.

The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

14.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	At least annually, the Proxy Group will verify that:

  Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
  Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;
  Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and
  Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

WALL STREET ASSOCIATES
(re: Micro Cap Growth Portfolio)

Proxy Voting Policy

Wall Street Associates recognizes that it is a fiduciary that owes its clients the duty of care and loyalty with respect to all services it provides to clients, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies. The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interest of its clients, at no time subrogating client interests to its own.

1.

Wall Street Associates follows Proxy Voting Procedures. The proxy voting procedures below explain the role of Wall Street Associates' Proxy Voting Committee, Proxy Voting Chairman, Proxy Coordinator, Proxy Voting Service, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis.

a.

Proxy Voting Committee and Chairman. Wall Street Associates' Proxy Voting Committee, which is made up of members of the investment team and led by the Proxy Voting Chairman, oversees the proxy voting process. The Committee monitors corporate actions, and reviews and recommends guidelines governing proxy votes, including how votes are cast on specific proposals and which matters are to be considered on a case-by-case basis. The Chairman is responsible for the oversight and execution of Wall Street Associates' Proxy Voting Procedures.

b.

Proxy Coordinator. The Proxy Coordinator, appointed by the Proxy Voting Committee, assists in the coordination and voting of proxies. The Proxy Coordinator deals directly with the Proxy Voting Service and, on a case-by-case basis, will solicit voting recommendations and instructions from the Proxy Voting Committee should proxy questions be referred by the Proxy Voting Service. The Proxy Coordinator is responsible for ensuring that such questions and referrals are responded to in a timely fashion for transmitting appropriate voting instructions to the proxy voting service.

c.

Proxy Voting Service. Wall Street Associates has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with custodians to ensure that all proxy material received by the custodians relating to portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all the proxies in accordance with Wall Street Associates' Proxy Voting Guidelines. The proxy voting service will refer proxy questions to the Proxy Coordinator for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service also assists in disclosing to Clients how proxy votes were cast. Clients may request and obtain a record of proxy votes cast on their behalf. Proxy Voting reports, when requested, are generally delivered in conjunction with client quarterly reports.

d.

Proxy Votes are made on a Case-by-Case Basis. In voting shares on economic issues, Wall Street Associates shall make voting decisions on a case-by-case basis. Shares shall not be automatically voted either for or against management on a particular economic issue but shall be voted based on an analysis of the impact of the vote on the economic value of the shares and solely in the interest of the plan's participants and beneficiaries. Wall Street Associates shall not subordinate the interest of plan participants and beneficiaries in their retirement income to unrelated objectives, even if it is believed such objective to be socially desirable.

e.

Conflicts of Interest. Wall Street Associates has developed procedures designed to ensure it carries out its duty of care in voting proxies in the Client's best interest. To ensure proxy votes are not the product of a conflict of interest, votes will generally be made in accordance with Wall Street Associates' Proxy Voting Guidelines, and on recommendations of an independent third party (the Proxy Voting Service). Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, from business relationships with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Chairman and the Compliance Officer and otherwise remove himself or herself from the proxy voting process. In such cases, the Proxy Voting Chairman and Compliance Officer will review each item to determine if a conflict of interest exists and whether such conflict is "material." In this context, "material" conflicts may be: (1) instances where an adviser has an interest in maintaining or developing business with a particular issuer whose management is soliciting proxies; (2) instances where the adviser has a business relationship with a proponent of a proxy proposal; (3) personal and business relationships with participants in a proxy contest, corporate directors or director candidates; and (4) instances where the adviser has a personal interest in the outcome of a proxy contest (e.g., relative serves as director). If a conflict is potentially material, the Proxy Voting Chairman and Compliance Officer will engage in an intensive internal and/or external (if necessary) fact gathering exercise. After assessing the circumstances surrounding an identified and potentially material conflict, the Proxy Voting Chairman and Compliance Officer may take one or more of the following actions: (1) follow the prescribed Proxy Voting Policy and Guidelines; (2) split the votes: (3) delegate the decision to a third party; (4) have the Client vote its own proxy, in cases where the Client has entered into an agreement to do so in the event of an actual material conflict. The Proxy Voting Chairman and Compliance Officer will also advise the Proxy Coordinator for each referral item the (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Wall Street Associates (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. Written confirmation will be made that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

2.

Wall Street Associates makes independent voting decisions. In voting shares on economic issues, voting decisions are made independently of directions given or threats of loss of business expressed or implied by an opponent or proponent of an economic issue, including the issuer of shares, plan sponsors, any other fiduciaries of the plan, or their respective agents. Wall Street Associates may allow such persons to express opinions with regard to economic issues but shall not reach a voting decision as a result of any improper pressure or directions.

Wall Street Associates shall monitor information on the economic effect of proposals which are frequently submitted to stockholder votes so as: to have the necessary background to evaluate in a timely fashion the economic merits of particular proposals, to vote consistently on recurring proposals, absent unique economic effects and to be able to record clearly the reasons for taking the action chosen. Although Wall Street Associates will ordinarily vote consistently on recurring proposals, the case-by-case analysis required by this policy may require a vote which is inconsistent with prior votes on similar proposals.

3.

Recordkeeping Requirements. Wall Street Associates relies on the EDGAR system to maintain proxy statements regarding client securities, and utilized an independent third party to record proxy votes cast and to provide copies of such documents promptly on request. Also, the following records shall be maintained for a minimum of five years, the first two years in the office of Wall Street Associates:

	a.	Wall Street Associates' updated Proxy Voting Policy;
	b.	Records of client requests for proxy voting information;
	c.	Copies of written responses to oral or written client requests for proxy voting information; and
	d.	Documents prepares by Wall Street Associates material to the voting decision.

4.

ERISA Considerations. Wall Street Associates shall not undertake on behalf of ERISA plans initiatives to place proposals before an issuer's stockholders unless such initiatives are judged to be in the interest of the plan participants and beneficiaries, to be cost beneficial, and to be otherwise consistent with ERISA.

5.	Tender Offers. The policies set forth above shall be applied when Wall Street Associates is called upon to decide whether to tender issues in a tender offer, including an issuer tender offer.

REGISTRATION STATEMENT

PART C

OTHER INFORMATION

23.         Exhibits:

(a)	Articles of Incorporation, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

Articles of Amendment, dated May 13, 1998, filed July 1, 1998 as EX-99.B1-tkartsup to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

Articles Supplementary, dated May 25, 1999, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup1 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated July 19, 1999, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated August 21, 1998, filed by EDGAR on April 29, 2002 as EX-99.B(a)tmkartsup3 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles Supplementary, dated February 18, 2000, filed by EDGAR on April 27, 2000 as EX-99.B(a)tgtsupp to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

Articles of Amendment, dated September 26, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartamend1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles of Amendment, dated November 15, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles Supplementary, dated February 14, 2001, filed by EDGAR on March 1, 2001 as EX-99.B(a)tgtartsupp to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Articles of Amendment, dated August 22, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(a)tgtartamend1 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles of Amendment, dated November 14, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Articles of Amendment for Reallocation of Shares, dated November 13, 2002, filed by EDGAR on June 10, 2003 as EX-99.B(a)tgtartamend to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles of Amendment for Reallocation of Shares, dated March 26, 2003, filed by EDGAR on June 10, 2003 as EX-99.B(a)tgtartamend2 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles Supplementary, dated May 22, 2003, filed by EDGAR on June 10, 2003 as Ex-99.B(a)tgtartsup to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A*

Articles Supplementary, dated September 19, 2003, filed by EDGAR on November 19, 2003 as Ex-99.B(a)tgtartsup2 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Articles Supplementary, dated November 19, 2003, filed by EDGAR on November 19, 2003 as Ex-99.B(a)tgtartsup3 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Articles Supplementary for Reallocation of Shares, dated February 18, 2004, filed by EDGAR on March 2, 2005 as Ex-99.B(a)tgtartsup4 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Articles of Amendment for name changes, dated November 23, 2004, filed by EDGAR on March 2, 2005 as Ex-99.B(a)tgtartamend3 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Articles Supplementary for Reallocation of Shares, dated February 4, 2005, filed by EDGAR on March 2, 2005 as Ex-99.B(a)tgtartsup5 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Articles Supplementary for Reallocation of Shares to add Energy Portfolio, filed by EDGAR on February 15, 2006 as Ex-99.B(a)tgtartsup6 to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A*

Articles Supplementary for Reallocation of Shares to add Pathfinder Aggressive Portfolio, Pathfinder Moderately Aggressive Portfolio, Pathfinder Moderate Portfolio, Pathfinder Moderately Conservative Portfolio and Pathfinder Conservative Portfolio, filed by EDGAR on December 28, 2007 as Ex-99.B(a)tgtartsup7 to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A*

(b)	Bylaws filed April 29, 1996 as EX-99.B2-tmkbylaw to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated February 10, 1999, filed by EDGAR on March 1, 1999 as EX-99.B(b)-bylaw2 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated May 17, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(b)tgtbylawamend1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated August 16, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(b)tgtbylawamend2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated November 19, 2003, filed by EDGAR on November 19, 2003 as EX-99.B(b)tgtbylawamend3 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Amendment to Bylaws, dated November 28, 2007, attached hereto as EX-99.B(b)tgtbylawamend4

(c)	Articles Fifth and Seventh of the Articles of Incorporation, as amended, and Articles I and IV of the Bylaws, as amended, each define the rights of shareholders.

(d)

Investment Management Agreement, as amended and restated August 21, 2002, and further amended November 9, 2005, with Fee Schedule, Exhibit A, amended effective November 28, 2007 to reflect a new fee schedule for Bond Portfolio, and the inclusion of Pathfinder Aggressive Portfolio, Pathfinder Moderately Aggressive Portfolio, Pathfinder Moderate Portfolio, Pathfinder Moderately Conservative Portfolio and Pathfinder Conservative Portfolio under the Agreement, filed by EDGAR on December 28, 2007 as EX-99.B(d)tgtima1 to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A*

Investment Management Agreement with respect to International Value Portfolio, Micro Cap Portfolio and Small Cap Value Portfolio, as amended November 9, 2005, filed by EDGAR on February 15, 2006 as EX-99.B(d)tgtima2amend to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A*

Investment Management Agreement with respect to Mortgage Securities Portfolio and Real Estate Securities Portfolio, amended and restated as of November 10, 2004 to add Global Natural Resources Portfolio, and further amended November 9, 2005, filed by EDGAR on February 15, 2006 as EX-99.B(d)tgtima3amend to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Wall Street Associates, as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv1r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Templeton Investment Counsel, Inc., as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv2r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Templeton Investment Counsel, Inc., and Templeton Global Advisors Limited, effective February 27, 2008, attached hereto as EX-99.B(d)tgtsubadvTIC-TGAL

Subadvisory Agreement between Waddell & Reed Investment Management Company and State Street Research & Management Company, as amended and approved August 20, 2003, filed by EDGAR on September 19, 2003 as EX-99.B(d)tgtsubadv3r to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and BlackRock Capital Management, Inc., effective February 2, 2007, attached hereto as EX-99.B(d)tgtsubadvBlkRk

Subadvisory Agreement between Waddell & Reed Investment Management Company and Advantus Capital Management, Inc. filed by EDGAR on April 28, 2004 as EX-99.B(d)tgtsubadv4 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A*

Subadvisory Agreement between Waddell & Reed Investment Management Company and Mackenzie Financial Corporation, filed by EDGAR on March 2, 2005 as EX-99.B(d)tgtsubadv5 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

(e)

Distribution Contract between TMK/United Funds, Inc. and United Investors Life Insurance Company, dated April 4, 1997, filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkdist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Agreement Amending Distribution Contract, dated March 3, 1998, reflecting termination of the agreement as of December 31, 1998 filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkterm1 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Agreement Amending Distribution Contract, effective December 31, 1998, to rescind the provision to terminate the agreement filed by EDGAR on March 1, 2001 as EX-99.B(e)amnddist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Letter Agreement, dated July 8, 1999, filed by EDGAR on March 1, 2001 as EX-99.B(e)amendpua to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Limited Selling Agreement, dated May 16, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(e)tgtuilicsel to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*

Amendment 1, efffective November 5, 2003, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, attached hereto as EX-99.B(e)nwpartamend1

Amendment 2, dated December 11, 2007, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, attached hereto as EX-99.B(e)nwpartamend2

Amendment 3, effective February 14, 2008, to the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, attached hereto as EX-99.B(e)nwpartamend3

Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR September 19, 2003 as EX-99.B(e)tgtmlipart to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

Amendment 1, effective April 29, 2005, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, attached hereto as EX-99.B(e)mnl1partamend1

Amendment 2, dated July 1, 2007, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, attached hereto as EX-99.B(e)mnl1partamend2

Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 28, 2005 as EX-99.B(e)tgtmlipart2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

Amendment 1, dated June 4, 2004, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, attached hereto as EX-99.B(e)mnl2partamend1

Amendment 2, effective April 29, 2005, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, attached hereto as EX-99.B(e)mnl2partamend2

Amendment 3, dated July 1, 2007, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, attached hereto as EX-99.B(e)mnl2partamend3

Amendment 4, dated March 1, 2008, to the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, attached hereto as EX-99.B(e)mnl2partamend4

Fund Participation Agreement with Northstar Life Insurance Company, dated April 30, 2004, filed by EDGAR on April 28, 2005 as EX-99.B(e)tgtnstrpart to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

(f)	Not applicable

(g)

Custodian Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, filed by EDGAR on September 5, 2003 as EX-99.B(g)tgtca to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended to include Global Natural Resources Portfolio and Mid Cap Growth Portfolio, filed by EDGAR on March 2, 2005 as EX-99.B(g)tgtcaexb to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended November 9, 2005 to include Energy Portfolio, filed by EDGAR on April 3, 2006 as EX-99.B(g)tgtcaexb2 to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A*

Appendix B to the Custodian Agreement, amended November 28, 2007 to include Pathfinder Aggressive Portfolio, Pathfinder Moderately Aggressive Portfolio, Pathfinder Moderate Portfolio, Pathfinder Moderately Conservative Portfolio and Pathfinder Conservative Portfolio, filed by EDGAR on December 28, 2007 as EX-99.B(g)tgtcaexb3 to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A*

Rule 17f-5 Delegation Agreement for W&R Target Funds, Inc. on behalf of each of its Portfolios, filed by EDGAR on March 2, 2005 as EX-99.B(g)mcgpcadel to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A*

(h)

Accounting Services Agreement, as amended and restated and effective July 1, 2003, filed by EDGAR on November 19, 2003 as EX-99.B(h)tgtasa to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Appendix A to the Accounting Services Agreement, amended November 9, 2005 to include Energy Portfolio, filed by EDGAR on April 3, 2006 as EX-99.B(h)tgtasaappa to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A*

Accounting Services Agreement, dated November 28, 2007, with respect to Pathfinder Aggressive Portfolio, Pathfinder Moderately Aggressive Portfolio, Pathfinder Moderate Portfolio, Pathfinder Moderately Conservative Portfolio and Pathfinder Conservative Portfolio, filed by EDGAR on December 28, 2007 as EX-99.B(h)tgtasa2 to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A*

Transfer Agency Agreement with Waddell & Reed Services Company, filed by EDGAR on November 19, 2003 as EX-99.B(h)tgtta to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Exhibit C, Fidelity Bond, to the Transfer Agency Agreement, effective December 31, 2007, attached hereto as EX-99.B(h)ssaexc

(i)	Opinion and Consent of Counsel attached hereto as EX-99.B(i)tgtlegopn

(j)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, attached hereto as EX-99.B(j)tgtconsnt

(k)	Not applicable

(l)	Agreement between United Investors Life Insurance Company and Income Portfolio filed April 21, 1992 as Exhibit No. 13 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and International Portfolio, Small Cap Portfolio, Balanced Portfolio and Limited-Term Bond Portfolio filed February 15, 1995 as EX-99.B13-tmkuil to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and Asset Strategy Portfolio filed October 3, 1995 as EX-99.B13-tmkuilasp to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

Agreement between United Investors Life Insurance Company and Science and Technology Portfolio filed October 31, 1996 as EX-B.13-tmkuilst to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

(m)	Service Plan filed by EDGAR on March 1, 1999 as EX-99.B(m)-tmksp to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

Service Plan, as revised May 16, 2001, filed by EDGAR on April 29, 2002 as EX-99.B(m)tgtsp to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*

(n)	Not applicable

(o)	Not applicable

(p)	Code of Ethics, as amended August 2007, filed by EDGAR on December 28, 2007 as EX-99.B(p)code to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on November 19, 2003 as EX-99.B(p)code-so to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

Code of Ethics for Advantus Capital Management, Inc. filed by EDGAR on April 28, 2005 as EX-99.B(p)(9) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

Code of Ethics for BlackRock, Inc. filed by EDGAR on April 28, 2005 as EX-99.B(p)blackrockcode to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

Code of Ethics for Franklin Templeton Investments filed by EDGAR on April 28, 2005 as EX-99.B(p)(7) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

Code of Ethics for Mackenzie Financial Corporation filed by EDGAR on April 28, 2005 as EX-99.B(p)mackenziecode to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

Code of Ethics for Wall Street Associates filed by EDGAR on April 28, 2005 as EX-99.B(p)wallstreetcode to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*

24.	Persons Controlled by or under common control with Registrant
-------------------------------------------------------------

None

25.	Indemnification
---------------

Reference is made to Section 7 of Article SEVENTH of the Articles of Incorporation of Registrant, as amended, filed July 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*; to Paragraph 7 of the Distribution Contract between TMK/United Funds, Inc. and United Investors Life Insurance Company, dated April 4, 1997, filed by EDGAR on March 1, 2001 as EX-99.B(e)tmkdist to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*; to Paragraph 12 of the Fund Participation Agreement with Nationwide Life Insurance Company, dated December 1, 2000, filed by EDGAR on March 1, 2001 as EX-99.B(e)tgtnwpart to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*; to Section 11 of the Fund Participation Agreement with Minnesota Life Insurance Company, dated September 19, 2003, filed by EDGAR September 19, 2003 as EX-99.B(e)tgtmlipart to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*; and to Section 11 of the Fund Participation Agreement with Minnesota Life Insurance Company, dated December 12, 2003, filed by EDGAR on April 28, 2005 as EX-99.B(e)tgtmlipart2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A*, each of which provides for indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.	Business and Other Connections of Investment Manager
----------------------------------------------------

Waddell & Reed Investment Management Company (WRIMCO)is the investment manager of the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

Each director and executive officer of WRIMCO or its predecessors, has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of such officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

27.	Principal Underwriter and Distributor
-------------------------------------

(a)	Waddell & Reed, Inc. is the Principal Underwriter and Distributor of the Registrant's shares. It is the principal underwriter to the following investment companies:

Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Fixed Income Funds, Inc.
Waddell & Reed Advisors Funds, Inc.
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Select Funds, Inc.
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.
Waddell & Reed InvestEd Portfolios, Inc.

(b)	The information contained in the underwriter's application on Form BD, as filed on March 25, 2008, SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.	Location of Accounts and Records
--------------------------------

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Ms. Kristen A. Richards and Mr. Joseph W. Kauten, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.	Management Services
-------------------

There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 22(h) and 22(m) hereof.

30.	Undertakings
------------

Not applicable

---------------------------------
*Incorporated herein by reference

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, W&R TARGET FUNDS, INC. (hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: November 28, 2007

/s/David P. Gardner	Chairman and Director
David P. Gardner

/s/Henry J. Herrmann	Director
Henry J. Herrmann

/s/Michael L. Avery	Director
Michael L. Avery

/s/Jarold W. Boettcher	Director
Jarold W. Boettcher

/s/James M. Concannon	Director
James M. Concannon

/s/John A. Dillingham	Director
John A. Dillingham

/s/Joseph Harroz, Jr.	Director
Joseph Harroz, Jr.

/s/John F. Hayes	Director
John F. Hayes

/s/Glendon E. Johnson	Director
Glendon E. Johnson

/s/Frank J. Ross, Jr.	Director
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz	Director
Eleanor B. Schwartz

Attest:

/s/Kristen A. Richards
Kristen A. Richards
Assistant Secretary

POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That the undersigned, W&R TARGET FUNDS, INC. (hereinafter called the Corporation), and a director for the Corporation, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: January 1, 2008	/s/Henry J. Herrmann
Henry J. Herrmann
President

/s/Albert W. Herman
Albert W. Herman

Attest:

/s/Kristen A. Richards
Kristen A. Richards
Assistant Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 29th day of April, 2008.

W&R TARGET FUNDS, INC.
(Registrant)

By /s/ Henry J. Herrmann
Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title

/s/Henry J. Herrmann	President and Director
Henry J. Herrmann

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/Michael L. Avery*	Director
Michael L. Avery

/s/Jarold W. Boettcher*	Director
Jarold W. Boettcher

/s/James M. Concannon*	Director
James M. Concannon

/s/John A. Dillingham*	Director
John A. Dillingham

/s/David P. Gardner*	Director
David P. Gardner

/s/Joseph Harroz, Jr.*	Director
Joseph Harroz, Jr.

/s/John F. Hayes*	Director
John F. Hayes

/s/Albert W. Herman*	Director
Albert W. Herman

/s/Glendon E. Johnson*	Director
Glendon E. Johnson

/s/Frank J. Ross, Jr.*	Director
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*	Director
Eleanor B. Schwartz

*By	/s/Kristen A. Richards	ATTEST:	/s/Megan E. Bray
	Kristen A. Richards		Megan E. Bray
	Attorney-in-Fact		Assistant Secretary